                                                     Registration Nos. 333-63673
                                                                       811-09007

                 As filed with the Commission on April 26, 2001
                  ___________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No. _____          _____
     Post-Effective Amendment No.  2              X
                                 -----          -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.   6                            X
                   -----                        -----

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VA-R
                           (Exact Name of Registrant)


        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                              (Name of Depositor)

                                390 Park Avenue
                               New York, NY 10022
        (Address of Depositor's Principal Executive Officers) (Zip Code)
                                 (713) 831-1230
              (Depositor's Telephone Number, including Area Code)


                                Pauletta P. Cohn
                             Deputy General Counsel
                        American General Life Companies
                   2929 Allen Parkway, Houston, Texas  77019
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  Continuous

It is proposed that this filing will become effective (check appropriate box)

     [_]     Immediately upon filing pursuant to paragraph (b) of Rule 485
     [X]    On May 1, 2001 pursuant to paragraph (b) of Rule 485
     [_]    60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [_]    On _____________________ pursuant to paragraph (a)(1) of Rule 485
     [_]    75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:
          Units of interest in The United States Life Insurance Company in the City of New York Separate Account USL VA-R under variable annuity contracts.

                                GENERATIONS(TM)
                   FLEXIBLE PAYMENT VARIABLE AND FIXED GROUP
                    DEFERRED ANNUITY CERTIFICATES OFFERED BY
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

ADDRESS FOR SERVICES:                    ADDRESS FOR PAYMENTS VIA US MAIL:          ADDRESS FOR EXPRESS DELIVERY PAYMENTS:
The United States Life Insurance         The United States Life Insurance           The United States Life Insurance
Company In the City of New York          Company In the City of New York            Company In the City of New York
Administrative Center                    P.O. Box 4728 Dept A                       c/o Southwest Bank of Texas
P.O. Box 1401                            Houston, Texas 77210-4728                  4400 Post Oak Parkway
Houston, Texas 77251-1401                                                           Houston, Texas  77027
TELEPHONE: 1-800-346-4944                                                           Attention:  Lockbox Processing

The United States Life Insurance Company in the City of New York ("USL") is offering, under a group annuity master contract, the flexible payment variable and fixed group deferred annuity certificates (the "Certificates") described in this Prospectus.

You may use USL's Separate Account USL VA-R ("Separate Account") for a variable investment return under the Certificates based on one or more of the following mutual fund series of the Van Kampen Life Investment Trust ("Trust") and The Universal Institutional Funds, Inc. ("Fund" or "UIF"):


 -  Van Kampen Life Investment Trust                -  The Universal Institutional Funds, Inc.
    .  Domestic Income Portfolio                       .  Emerging Markets Equity Portfolio
    .  Emerging Growth Portfolio                       .  Equity Growth Portfolio
    .  Enterprise Portfolio                            .  Global Value Equity Portfolio
    .  Government Portfolio                            .  International Magnum Portfolio
    .  Growth and Income Portfolio                     .  U. S. Real Estate Portfolio
    .  Money Market Portfolio                          .  Fixed Income Portfolio
    .  Strategic Stock Portfolio                       .  High Yield Portfolio
                                                       .  MidCap Value Portfolio
                                                       .  Value Portfolio

Effective with the date of this prospectus, the Global Equity Portfolio changed its name to the Global Value Equity Portfolio.

You may also use USL's guaranteed interest option. This option currently has one Guarantee Period, with a guaranteed interest rate.

We have designed this Prospectus to provide you with information that you should have before investing in the Certificates. Please read the Prospectus carefully and keep it for future reference.

For additional information about the Certificates, you may request a copy of the Statement of Additional Information (the "Statement"), dated May 1, 2001. We have filed the Statement with the Securities and Exchange Commission ("SEC") and have incorporated it by reference into this Prospectus. The "Contents" of the Statement appears at page 54 of this Prospectus. You may obtain a free copy of the Statement if you write or call our Administrative Center, which is located at 2929 Allen Parkway, A11-01, Houston, Texas 77019-2191. The telephone number is 1-800-346-4944. You may also obtain the Statement through the SEC's Web site at http://www.sec.gov.

You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CERTIFICATES ARE NOT AVAILABLE IN ALL STATES.

The Certificates are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable annuity is subject to investment risks, including possible loss of principal investment.

This Prospectus is valid only if you also receive current prospectuses of the Van Kampen Life Investment Trust and The Universal Institutional Funds, Inc.

                      This Prospectus is dated May 1, 2001

                               TABLE OF CONTENTS

DEFINITIONS.....................................................    5
FEE TABLE.......................................................    8
SUMMARY OF CERTIFICATE PROVISIONS...............................   11
 Minimum Investment Requirements................................   11
 Purchase Payment Accumulation..................................   11
 Fixed and Variable Annuity Payments............................   12
 Changes in Allocations Among Divisions and Guarantee Periods...   12
 Surrenders and Withdrawals.....................................   12
 Cancellation Rights............................................   13
 Death Proceeds.................................................   13
 Limitations Imposed by Retirement Plans and Employers..........   13
 Communications to Us...........................................   13
 Financial and Performance Information..........................   13
 Other Information..............................................   15
SELECTED ACCUMULATION UNIT DATA (Unaudited).....................   16
FINANCIAL INFORMATION...........................................   16
USL.............................................................   16
SEPARATE ACCOUNT USL VA-R.......................................   17
THE SERIES......................................................   17
 Voting Privileges..............................................   20
THE FIXED ACCOUNT...............................................   21
 Guarantee Periods..............................................   21
 Crediting Interest.............................................   22
 New Guarantee Periods..........................................   22
CERTIFICATE ISSUANCE AND PURCHASE PAYMENTS......................   23
 Minimum Requirements...........................................   24
 Payments.......................................................   24
OWNER ACCOUNT VALUE.............................................   25
 Variable Account Value.........................................   25
 Fixed Account Value............................................   25
TRANSFER, AUTOMATIC REBALANCING, SURRENDER
 AND PARTIAL WITHDRAWAL OF OWNER ACCOUNT VALUE..................   26
 Transfers......................................................   26
 Automatic Rebalancing..........................................   28
 Surrenders.....................................................   28
 Partial Withdrawals............................................   29
ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS......................   29
 Annuity Commencement Date......................................   29
 Application of Owner Account Value.............................   30
 Fixed and Variable Annuity Payments............................   30
 Annuity Payment Option.........................................   31
 Election of Annuity Payment Option.............................   31
 Available Annuity Payment Options..............................   32

 Transfers......................................................   34
DEATH PROCEEDS..................................................   34
 Death Proceeds Before the Annuity Commencement Date............   34
 Death Proceeds After the Annuity Commencement Date.............   36
 Proof of Death.................................................   37
CHARGES UNDER THE CERTIFICATES..................................   37
 Premium Taxes..................................................   37
 Surrender Charge...............................................   38
 Transfer Charges...............................................   40
 Annual Certificate Fee.........................................   40
 Charge to the Separate Account.................................   40
 Miscellaneous..................................................   41
 Systematic Withdrawal Plan.....................................   41
 One-Time Reinvestment Privilege................................   41
 Reduction in Surrender Charges or Administrative Charges.......   42
OTHER ASPECTS OF THE CERTIFICATES...............................   42
 Owners, Annuitants, and Beneficiaries; Assignments.............   42
 Reports........................................................   43
 Rights Reserved by Us..........................................   43
 Payment and Deferment..........................................   44
FEDERAL INCOME TAX MATTERS......................................   44
 General........................................................   44
 Non-Qualified Certificates.....................................   45
 Individual Retirement Annuities ("IRAs").......................   47
 Roth IRAs......................................................   49
 Simplified Employee Pension Plans..............................   50
 Simple Retirement Accounts.....................................   50
 Other Qualified Plans..........................................   50
 Private Employer Unfunded Deferred Compensation Plans..........   52
 Federal Income Tax Withholding and Reporting...................   52
 Taxes Payable by AGL and the Separate Account..................   52
DISTRIBUTION ARRANGEMENTS.......................................   53
LEGAL MATTERS...................................................   53
OTHER INFORMATION ON FILE.......................................   54
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.................   54
STATEMENT OF ADDITIONAL INFORMATION REQUEST FORM................   55

                                  DEFINITIONS

WE, OUR AND US - The United States Life Insurance Company in the City of New York ("USL").

YOU AND YOUR - a reader of this Prospectus who is contemplating making purchase payments or taking any other action in connection with a Certificate. This is generally the Owner of a Certificate.

ACCOUNT VALUE - the sum of your Fixed Account Value and Variable Account Value after deduction of any fees. We may subtract certain other charges from your Account Value in the case of transfers or distributions of your Account Value.

ACCUMULATION UNIT - a measuring unit used in calculating your interest in a Division of Separate Account USL VA-R before the Annuity Commencement Date.

ADMINISTRATIVE CENTER - our annuity service center to which you should direct all requests, instructions and other communications. Our Administrative Center is located at 2929 Allen Parkway, A11-01, Houston, Texas 77019-2191. The mailing address for services is P.O. Box 1401, Houston, Texas 77251-1401. The mailing address for purchase payments is The United States Life Insurance Company in the City of New York, P.O. Box 4728 Dept. A, Houston, Texas 77210-4728.

ANNUITANT - the person named as Annuitant in the application for a Certificate and on whose life annuity payments may be based.

ANNUITY COMMENCEMENT DATE - the date on which we begin making payments under an Annuity Payment Option, unless you elect a single sum payment instead.

ANNUITY PAYMENT OPTION - one of the ways in which you can request us to make annuity payments to you. An Annuity Payment Option will control the amount of each payment, how often we make payments, and for how long we make payments.

ANNUITY PERIOD - the period of time during which we make annuity payments under an Annuity Payment Option.

ANNUITY UNIT - a measuring unit used to calculate the amount of Variable Annuity Payments.

BENEFICIARY - the person who will receive any proceeds due under a Certificate following the death of an Owner or an Annuitant.

CERTIFICATE - an individual annuity Certificate offered by this Prospectus.

CERTIFICATE ANNIVERSARY - each anniversary of the date of issue of the Certificate.

CERTIFICATE YEAR - each year beginning with the date of issue of the Certificate.

CODE - the Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT - a person whom you designate under a Non-Qualified Certificate to become the Annuitant if the Annuitant dies before the Annuity Commencement Date and the Contingent Annuitant is alive when the Annuitant dies.

CONTINGENT BENEFICIARY - a person whom you designate to receive any proceeds due under a Certificate following the death of an Owner or an Annuitant, if the Beneficiary has died but the Contingent Beneficiary is alive when the proceeds become payable.

DIVISION - one of the several different investment options into which Separate Account USL VA-R is divided. Each Division invests in shares of a Series.

FIXED ACCOUNT - the name of the investment option that allows you to allocate purchase payments to USL's General Account.

FIXED ACCOUNT VALUE - the sum of your net purchase payments and transfers in the Fixed Account, plus accumulated interest, less any partial withdrawals and transfers you make out of the Fixed Account.

FIXED ANNUITY PAYMENTS - annuity payments that are fixed in amount and do not vary with the investment experience of any Division of Separate Account USL VA-R.

GENERAL ACCOUNT - all assets of USL other than those in Separate Account USL VA-R or any other legally segregated separate account established by USL.

GUARANTEED INTEREST RATE - the rate of interest we credit during any Guarantee Period, on an effective annual basis.

GUARANTEE PERIOD - the period for which we credit a Guaranteed Interest Rate.

HOME OFFICE - our office at the following address and phone number: The United States Life Insurance Company in the City of New York, 390 Park Avenue, 5th Floor, New York, NY 10022-4684; 1-212-709-6000. (You should, however, contact your sales representative or our Administrative Center for all services. Purchase payments should be mailed to the address for payments shown on the first page of this Prospectus.)

INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") - a federal law governing the operations of investment companies such as the Series and the Separate Account.

NON-QUALIFIED - not eligible for the kind of federal income tax treatment that occurs with retirement plans allowed by Sections 401, 403, 408 or 408A of the Code.

OWNER - the holder of record of a Certificate, except that the employer or trustee may be the Owner of the Certificate in connection with a retirement plan.

PARTICIPANT - the Owner of a Certificate.

QUALIFIED - eligible for the kind of federal income tax treatment that occurs with retirement plans allowed by sections 401, 403, 408 or 408A of the Code.

SEPARATE ACCOUNT - the segregated asset account of USL named Separate Account USL VA-R which receives and invests purchase payments under the Certificates.

SERIES - an individual portfolio of a mutual fund that you may choose for investment under the Certificates. Currently, the Series are part of either the Van Kampen Life Investment Trust or The Universal Institutional Funds, Inc.

SURRENDER CHARGE - a charge for sales expenses that we may assess when you surrender a Certificate or receive payment of certain other amounts from a Certificate.

VALUATION DATE - a day when we are open for business. However, a day is not a Valuation Date, if the Series in which a Division invests does not calculate the value of its shares on that day.

VALUATION PERIOD - the period that starts at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the Exchange on the next Valuation Date.

VARIABLE ACCOUNT VALUE - the sum of your account values in the Separate Account Divisions. Your account value in a Separate Account Division is the value of a Division's Accumulation Unit multiplied by the number of Accumulation Units you have in that Division.

VARIABLE ANNUITY PAYMENTS - annuity payments that vary in amount based on the investment earnings and losses of one or more of the Divisions.

WRITTEN - signed, dated, and in a form satisfactory to us and received at our Administrative Center. (See "Summary of Certificate Provisions - Communications to Us.") You must use special forms your sales representative or we provide to elect an Annuity Payment Option or exercise your one-time reinvestment privilege.

                                   FEE TABLE

The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly under a Certificate. The table reflects expenses of the Separate Account and the Series. We may also deduct amounts for state premium taxes or similar assessments, where applicable.

TRANSACTION CHARGES
-------------------

     Front-End Sales Charge Imposed on Purchases...................0%
     Maximum Surrender Charge/1/...................................6%
     (computed as a percentage of purchase payments surrendered)
     Transfer Fee..................................................$25/2/

ANNUAL CERTIFICATE FEE/3/..........................................$30
-------------------------

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Variable
--------------------------------
Account Value)

     Mortality and Expense Risk Charge.............................1.25%
     Administrative Expense Charge.................................0.15%
                                                                   -----
     Total Separate Account Annual Expenses........................1.40%
                                                                   =====










-------------------
/1/ This charge does not apply or is reduced under certain circumstances. See "Surrender Charge."

/2/ You may make up to 12 transfers each Certificate Year before the Annuity Commencement Date without charge, but additional transfers will be subject to a $25 charge.

/3/  This charge does not apply during the Annuity Period.

The Year 2000 Series' Annual Expenses/1,4/ (as a percentage of average net assets)

                                        MANAGEMENT                OTHER                   ANNUAL
                                        FEES AFTER               EXPENSES                EXPENSES
                                          EXPENSE              AFTER EXPENSE            AFTER EXPENSE
                                      REIMBURSEMENT/4/        REIMBURSEMENT/4/        REIMBURSEMENT/4/
                                      ----------------        ----------------        ----------------
LIT Domestic Income/2/                     0.00%                    0.62%                   0.62%
LIT Emerging Growth                        0.70%                    0.05%                   0.75%
LIT Enterprise                             0.50%                    0.10%                   0.60%
LIT Government                             0.31%                    0.29%                   0.60%
LIT Growth and Income                      0.55%                    0.20%                   0.75%
LIT Money Market/3/                        0.14%                    0.47%                   0.61%
LIT Strategic Stock/3/                     0.13%                    0.53%                   0.66%
UIF Emerging Markets Equity                1.09%                    0.71%                   1.80%
UIF Equity Growth                          0.48%                    0.37%                   0.85%
UIF Global Value Equity                    0.52%                    0.63%                   1.15%
UIF International Magnum                   0.50%                    0.68%                   1.18%
UIF U. S. Real Estate                      0.74%                    0.36%                   1.10%
UIF Fixed Income                           0.21%                    0.49%                   0.70%
UIF High Yield                             0.26%                    0.54%                   0.80%
UIF MidCap Value                           0.53%                    0.52%                   1.05%
UIF Value                                  0.31%                    0.54%                   0.85%

--------------------------------
/1/ The Series' advisers have entered into administrative services agreements with USL.  The advisers pay fees to USL for these services.  The fees do not have a direct relationship to the Series' Annual Expenses.  (See "Services Agreements.")
/2/ The ratio of expenses to average net assets do not reflect credits earned on overnight cash balances.  If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the year ended December 31, 2000.
/3/ The ratio of expenses to average net assets do not reflect credits earned on overnight cash balances.  If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended December 31, 2000.
/4/ Management fees and other expenses would have been the percentages shown in the following table without certain voluntary expense reimbursements from the investment adviser. The adviser may terminate reimbursements at any time.

                                         MANAGEMENT              OTHER                TOTAL ANNUAL
                                            FEES                EXPENSES                EXPENSES
                                         ----------            ----------             ------------
LIT Domestic Income                         0.50%                 0.94%                   1.44%
LIT Government                              0.50%                 0.29%                   0.79%
LIT Growth and Income                       0.60%                 0.20%                   0.80%
LIT Money Market                            0.50%                 0.47%                   0.97%
LIT Strategic Stock                         0.50%                 0.53%                   1.03%
UIF Emerging Markets Equity                 1.25%                 0.71%                   1.96%
UIF Equity Growth                           0.55%                 0.37%                   0.92%
UIF Global Value Equity                     0.80%                 0.63%                   1.43%
UIF International Magnum                    0.80%                 0.36%                   1.16%
UIF U. S. Real Estate                       0.80%                 0.68%                   1.48%
UIF Fixed Income                            0.40%                 0.49%                   0.89%
UIF High Yield                              0.50%                 0.54%                   1.04%
UIF MidCap Value                            0.75%                 0.52%                   1.27%
UIF Value                                   0.55%                 0.54%                   1.09%

Example: The following expenses would apply to a $1,000 investment at the end of the applicable time period, if you surrender your Contract (or if you annuitize under circumstances where you owe a surrender charge)/1/, and if you assume a 5% annual return on assets:


IF ALL AMOUNTS ARE INVESTED
IN ONE OF THE FOLLOWING SERIES           1 YEAR          3 YEARS          5 YEARS          10 YEARS
------------------------------           ------          -------          -------          --------
LIT Domestic Income                        $72            $108              $146             $241
LIT Emerging Growth                        $74            $112              $153             $255
LIT Enterprise                             $72            $107              $145             $239
LIT Government                             $72            $107              $145             $239
LIT Growth and Income                      $74            $112              $153             $255
LIT Money Market                           $72            $108              $146             $240
LIT Strategic Stock                        $73            $109              $148             $246
UIF Emerging Markets Equity                $84            $143              $205             $357
UIF Equity Growth                          $75            $115              $158             $265
UIF Global Value Equity                    $78            $124              $173             $295
UIF International Magnum                   $78            $125              $175             $298
UIF U. S. Real Estate                      $77            $123              $171             $290
UIF Fixed Income                           $73            $110              $150             $250
UIF High Yield                             $74            $113              $156             $260
UIF MidCap Value                           $77            $121              $168             $285
UIF Value                                  $75            $115              $158             $265

Example: The following expenses would apply to a $1,000 investment at the end of the applicable time period, if you do not surrender your Contract (or if you annuitize under circumstances where a surrender charge is not payable)/1/, and if you assume a 5% annual return on assets:

IF ALL AMOUNTS ARE INVESTED
IN ONE OF THE FOLLOWING SERIES           1 YEAR          3 YEARS          5 YEARS          10 YEARS
------------------------------           ------          -------          -------          --------
LIT Domestic Income                        $21            $ 66              $112             $241
LIT Emerging Growth                        $23            $ 69              $119             $255
LIT Enterprise                             $21            $ 65              $111             $239
LIT Government                             $21            $ 65              $111             $239
LIT Growth and Income                      $23            $ 69              $119             $255
LIT Money Market                           $21            $ 65              $112             $240
LIT Strategic Stock                        $22            $ 67              $114             $246
UIF Emerging Markets Equity                $33            $101              $171             $357
UIF Equity Growth                          $24            $ 73              $124             $265
UIF Global Value Equity                    $27            $ 82              $139             $295
UIF International Magnum                   $27            $ 82              $141             $298
UIF U. S. Real Estate                      $26            $ 80              $137             $290
UIF Fixed Income                           $22            $ 68              $116             $250
UIF High Yield                             $23            $ 71              $122             $260
UIF MidCap Value                           $26            $ 79              $134             $285
UIF Value                                  $24            $ 73              $124             $265

___________________________
/1/ See "Surrender Charge" for a description of the circumstances when you may be required to pay the Surrender Charge upon annuitization.

THE EXAMPLES ARE NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. The examples assume an estimated average Account Value of $40,000 for each of the Divisions.

                       SUMMARY OF CERTIFICATE PROVISIONS

You should read this summary together with the other information in this Prospectus.

The purpose of the Certificates is to provide retirement benefits through

   .  the accumulation of purchase payments on a fixed or variable basis; and

   . the application of such accumulations to provide Fixed or Variable Annuity Payments.

MINIMUM INVESTMENT REQUIREMENTS

Your initial purchase payment must be at least $2,000 if you are buying a Qualified Certificate, and $5,000 if you are buying a Non-Qualified Certificate. (See "Federal Income Tax Matters" for a discussion of the various tax aspects involved in purchasing Qualified and Non-Qualified Certificates.) The amount of any subsequent purchase payment that you make must be at least $100. If your Account Value falls below $500, we may cancel your Certificate and treat it as a full surrender. We also may transfer funds, without charge, from a Division (other than the Money Market Division) or Guarantee Period under your Certificate to the Money Market Division, if the Account Value of that Division or Guarantee Period falls below $500. (See "Certificate Issuance and Purchase Payments.")

PURCHASE PAYMENT ACCUMULATION

We accumulate purchase payments on a variable or fixed basis until the Annuity Commencement Date.

For variable accumulation, you may allocate part or all of your Account Value to one or more of the 16 available Divisions of the Separate Account. Each Division invests solely in shares of one of 16 corresponding Series. (See "The Series.") The value of accumulated purchase payments allocated to a Division increases or decreases, as the value of the investments in a Series' shares increases or decreases, subject to reduction by charges and deductions. (See "Variable Account Value.")

For fixed accumulation, you may allocate part or all of your Account Value to one or more of the Guarantee Periods available in our Fixed Account at the time you make your allocation. Each Guarantee Period is for a different period of time and has a different Guaranteed Interest Rate. The value of accumulated purchase payments increases at the Guaranteed Interest Rate applicable to that Guarantee Period. (See "The Fixed Account.")

FIXED AND VARIABLE ANNUITY PAYMENTS

You may elect to receive Fixed or Variable Annuity Payments or a combination of Payments beginning on the Annuity Commencement Date. Fixed Annuity Payments are periodic payments from USL in a fixed amount guaranteed by USL. The amount of the Payments will depend on the Annuity Payment Option chosen, the age, and in some cases, the gender of the Annuitant, and the total amount of Account Value applied to the fixed Annuity Payment Option.

Variable Annuity Payments are similar to Fixed Annuity Payments, except that the amount of each periodic payment from USL will vary reflecting the net investment return of the Division or Divisions you selected under your variable Annuity Payment Option. The payment for a given month will exceed the previous month's payment if the net investment return for a given month exceeds the assumed interest rate used in the Certificate's annuity tables. The monthly payment will be less than the previous payment if the net investment return for a month is less than the assumed interest rate. The assumed interest rate used in the Certificate's annuity tables is 3.5%. USL may offer other forms of the Certificate with a lower assumed interest rate and reserves the right to discontinue the offering of the higher interest rate form of Certificate. (See "Annuity Period and Annuity Payment Options.")

CHANGES IN ALLOCATIONS AMONG DIVISIONS AND GUARANTEE PERIODS

Before the Annuity Commencement Date, you may change your allocation of future purchase payments to the various Divisions and Guarantee Periods, without charge.

In addition, you may reallocate your Account Value among the Divisions and Guarantee Periods before the Annuity Commencement Date. However, you are limited in the amount that you may transfer out of a Guarantee Period. See "Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value - Transfers," for these and other conditions of transfer.

After the Annuity Commencement Date, you may make transfers from a Division to another Division or to a fixed Annuity Payment Option. However, you may not make transfers from a fixed Annuity Payment Option. (See "Annuity Period and Annuity Payment Options - Transfers.")

SURRENDERS AND WITHDRAWALS

You may make a total surrender of or partial withdrawal from your Certificate at any time prior to the Annuity Commencement Date by Written request to us. A surrender or partial withdrawal may require you to pay a Surrender Charge, and some surrenders and partial withdrawals may require you to pay tax penalties. (See "Surrenders and Partial Withdrawals.")

CANCELLATION RIGHTS

You may cancel your Certificate by delivering it or mailing it with a Written cancellation request to our Administrative Center or to your sales representative, before the close of business on the 10th day after you receive the Certificate.

We will refund to you the sum of:

  .  any purchase payments allocated to a Guarantee Period of the Fixed
     Account,

  .  your Account Value allocated to the Divisions of the Separate Account, and

  .  any premium taxes and Annual Certificate Fee that have been deducted.

DEATH PROCEEDS

If the Annuitant or Owner dies before the Annuity Commencement Date, we will pay a benefit to the Beneficiary. (See "Death Proceeds Before the Annuity Commencement Date.")

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

An employer or trustee who is the Owner under a retirement plan may limit certain rights you would otherwise have under a Certificate. These limitations may restrict total and partial withdrawals, the amount or timing of purchase payments, the start of annuity payments, and the type of annuity payment options that you may select. You should familiarize yourself with the provisions of any retirement plan in which a Certificate is used. We are not responsible for monitoring or assuring compliance with the provisions of any retirement plan.

COMMUNICATIONS TO US

You should include, in communications to us, your Certificate number, your name, and, if different, the Annuitant's name. You may direct communications to the addresses and phone numbers on the first page of this Prospectus.

Unless the Prospectus states differently, we will consider purchase payments or other communications to be received on the date we actually receive them, if they are in proper form. However, we will consider purchase payments to be received on the next Valuation Date if we receive them (1) after the close of regular trading on The New York Stock Exchange or (2) on a date that is not a Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION

From time to time, the Separate Account may include in advertisements and other sales materials several types of performance information for the Divisions. This information may include

"average annual total return," "total return," and "cumulative total return." The Domestic Income Division, the Government Division, and the Growth and Income Division may also advertise "yield." The Money Market Division may advertise "yield" and "effective yield."

The performance information that we may present is not an estimate or guarantee of future investment performance and does not represent the actual investment experience of amounts invested by a particular Owner. Additional information concerning a Division's performance appears in the Statement.

Total Return and Yield Quotations. Average annual total return, total return, and cumulative total return figures measure the net income of a Division and any realized or unrealized gains or losses of the underlying investments in the Division, over the period stated. Average annual total return figures are annualized and represent the average annual percentage change in the value of an investment in a Division over the period stated. Total return figures are also annualized, but do not, as described below, reflect deduction of any applicable Surrender Charge or Annual Certificate Fee. Cumulative total return figures represent the cumulative change in the value of an investment in a Division for various periods stated.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (seven-day period for the Money Market Division), expressed as a percentage of the value of the Division's Accumulation Units. Yield is an annualized figure, which means that we assume that the Division generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Division similarly, but include the increase due to assumed compounding. The Money Market Division's effective yield will be slightly higher than its yield due to this compounding effect.

Average annual total return figures reflect deduction of all recurring charges and fees applicable under the Certificate to all Owner accounts, including the following:

  .  the Mortality and Expense Risk Charge,

  .  the Administrative Expense Charge,

  . the applicable Surrender Charge that may be charged at the end of the period in question; and

  .  a pro-rated portion of the Annual Certificate Fee.

Yield, effective yield, total return, and cumulative total return figures do not reflect deduction of any Surrender Charge that we may impose upon partial withdrawal, and thus may be higher than if such charge were deducted. Total return and cumulative total return figures also do not reflect deduction of the Annual Certificate Fee.

Division Performance. The investment performance for each Division that invests in a corresponding Series will reflect the investment performance of that Series for the periods stated. This information appears in the Statement. For periods before the date the Certificates became available, we calculate the performance information for a Division on a hypothetical basis. In so doing, we reflect deductions of current Separate Account fees and charges under the Certificate from the historical performance of the corresponding Series. We may waive or reimburse certain fees or charges applicable to the Certificate. Such waivers or reimbursements will affect each Division's performance results.

Information about the investment experience of the Series of the Fund and the Trust appears in the prospectuses of the Fund and the Trust.

USL may also advertise or report to Owners its ratings as an insurance company by the A. M. Best Company. Each year, A. M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's Ratings range from A++ to F.

USL may also advertise or report to Owners its ratings as to claims-paying ability by the Standard & Poor's Corporation. A Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard & Poor's ratings range from AAA to D.

USL may additionally advertise its ratings as to claims-paying ability by Fitch, Inc. This rating is an assessment of a company's insurance claims-paying ability. Duff & Phelps' ratings range from AAA to CCC.

Current ratings from A.M. Best, Standard & Poor's, and Fitch, Inc. may be used from time to time in any advertising about the Certificates, as well as in any reports that publish the ratings. The ratings reflect the claims-paying ability and financial strength of USL. They are not a rating of investment performance that purchasers of insurance products funded through separate accounts, such as the Separate Account, have experienced or are likely to experience in the future.

OTHER INFORMATION

USL may also advertise endorsements from organizations, individuals or other parties that recommend USL or the Certificates. USL may occasionally include in advertisements (1) comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or (2) discussions of alternative investment vehicles and general economic conditions.

SELECTED ACCUMULATION UNIT DATA (UNAUDITED)

The following table shows the Accumulation Unit value for the Divisions available with the Certificates on the date purchase payments were first allocated to each Division. It also shows the Accumulation Unit value and the number of Accumulation Units outstanding at the end of each calendar year since each Division began operations.

                                       Accumulation          ACCUMULATION     ACCUMULATION
                                       Unit Values           UNIT VALUES         UNITS
                                      (BEGINNING OF               AT          OUTSTANDING
Division                                Period) *             12/31/00         at 12/31/00
--------------------------------      -------------          ----------      --------------
LIT Emerging Growth                     $18.882989           $19.241027           2,997.123
LIT Enterprise                          $22.049015           $22.203109              69.779
LIT Growth and Income                   $ 8.824265           $ 9.110455           6,048.948
UIF Equity Growth                       $ 8.994435           $ 8.787245          21,846.711
UIF Global Value Equity                 $ 7.115529           $ 7.455825          17,181.330
UIF International Magnum                $ 6.056856           $ 6.092339           8,791.696
UIF High Yield                          $ 5.182785           $ 5.364498           2,068.392
UIF MidCap Value                        $ 9.056060           $ 9.738081          12,323.006
UIF Value                               $ 6.326090           $ 6.680654           9,971.471

________________________________

*The dates when the Divisions commenced operations are as follows: the LIT Emerging Growth, LIT Enterprise, LIT Growth and Income, UIF Equity Growth, UIF Global Value Equity, UIF High Yield and UIF MidCap Value Divisions, December 4, 2000; UIF International Magnum and UIF Value Divisions, December 6, 2000.

                             FINANCIAL INFORMATION

The financial statements of USL appear in the Statement. Please see the first page of this Prospectus for information on how to obtain a copy of the Statement. You should consider the financial statements of USL only as bearing on the ability of USL to meet its contractual obligations under the Certificates. The financial statements do not bear on the investment performance of the Separate Account. (See "Contents of Statement of Additional Information.")

The financial statements of the Generations Divisions of Separate Account USL VA-R also appear in the Statement. They provide financial information about the Generations Divisions, which invest in the Series of the Trust and the Fund. (See "Contents of Statement of Additional Information.")

                                      USL

USL is a stock life insurance company, which was organized under the laws of the State of New York in 1850. USL is an indirect, wholly-owned subsidiary of American General Corporation, a diversified financial services holding company engaged primarily in the insurance business. American General Financial Group is the marketing name for American General Corporation and its subsidiaries. USL is principally involved in writing life insurance policies and annuity contracts in the State of New York. The commitments under the Certificates are USL's, and American General Corporation has no legal obligation to back those commitments.

On March 11, 2001, American General Corporation, the parent of AGL, entered into an Agreement and Plan of Merger with Prudential plc, an international retail financial services organization with its primary headquarters in London, England. As a result of the transaction, American General Corporation would become an indirect wholly-owned subsidiary of Prudential plc. It is currently anticipated that the transaction, which is subject to shareholder and regulatory approvals and other conditions, will close by the end of the third quarter of 2001. Prudential plc is not affiliated with The Prudential Insurance Company of America.

On April 3, 2001, American General Corporation received an unsolicited competing offer from American International Group, Inc. which is currently under consideration.

USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

                           SEPARATE ACCOUNT USL VA-R

USL established the Separate Account on August 8, 1997. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.

Each Division of the Separate Account is part of USL's general business, and the assets of the Separate Account belong to USL. Under New York law and the terms of the Certificates, the assets of the Separate Account will not be chargeable with liabilities arising out of any other business that USL may conduct. These assets will be held exclusively to meet USL's obligations under variable annuity Certificates. Furthermore, USL credits or charges the Separate Account with the income, gains, and losses from the Separate Account's assets, whether or not realized, without regard to other income, gains, or losses of USL.

                                   THE SERIES

The Separate Account has 16 Divisions funding the variable benefits under the Certificates. These Divisions invest in shares of seven separate investment Series of the Trust and nine separate Series of the Fund.

The Trust and the Fund offer shares of these Series, without sales charges, exclusively to insurance company variable annuity and variable life insurance separate accounts and not directly to the public. The Trust and the Fund also offer shares to variable annuity and variable life insurance separate accounts of insurers that are not affiliated with USL.

We do not foresee any disadvantage to you arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various owners to conflict.

For example, violation of the federal tax laws by one separate account investing in the Trust or the Fund could cause the contracts or certificates funded through another separate account to lose their tax-deferred status. Such a result might require us to take remedial action. A separate account may have to withdraw its participation in the Trust or the Fund, if a material irreconcilable conflict arises among separate accounts. In such event, the Trust or the Fund may have to liquidate portfolio securities at a loss to pay for a separate account's redemption of Trust or Fund shares. At the same time, the Trust's Board of Trustees, the Fund's Board of Directors and we will monitor events for any material irreconcilable conflicts that may possibly arise and determine what action, if any, to take to remedy or eliminate the conflict.

We automatically reinvest any dividends or capital gain distributions that we receive on shares of the Series held under Certificates. We reinvest at the Series' net asset value on the date payable. Dividends and distributions will reduce the net asset value of each share of the corresponding Series and increase the number of shares outstanding of the Series by an equivalent value. However, these dividends and distributions do not change your Account Value.

The names of the Series of the Trust in which the available Divisions invest are as follows:

    Van Kampen Life Investment Trust
    --------------------------------

       Domestic Income Portfolio
       Emerging Growth Portfolio
       Enterprise Portfolio
       Government Portfolio
       Growth and Income Portfolio
       Money Market Portfolio
       Strategic Stock Portfolio

Van Kampen Asset Management Inc. is the investment adviser of each Series of the Trust. Van Kampen Funds Inc. is the distributor of shares of each Series of the Trust.

The names of the Series of the Fund in which the available Divisions invest are as follows:

    The Universal Institutional Funds, Inc.
    ---------------------------------------

       Emerging Markets Equity Portfolio
       Equity Growth Portfolio
       Global Value Equity Portfolio
       International Magnum Portfolio
       U. S. Real Estate Portfolio
       Fixed Income Portfolio
       High Yield Portfolio
       MidCap Value Portfolio
       Value Portfolio

Morgan Stanley Asset Management is the investment adviser of the Emerging Markets Equity, Equity Growth, Global Value Equity, International Magnum and U.
S. Real Estate Portfolios. Miller Anderson & Sherrerd, LLP is the investment adviser of the Fixed Income, High Yield,

MidCap Value and Value Portfolios. Morgan Stanley & Co. Incorporated is the distributor of shares of each Series of the Fund.

The investment advisers and the distributors are all wholly-owned subsidiaries of Morgan Stanley Dean Witter & Co. Morgan Stanley Dean Witter & Co. is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.

Before selecting any Division, you should carefully read the prospectus. The prospectus provides more complete information about the Series in which that Division invests, including investment objectives and policies, charges and expenses.

You can find information about the Series investment performance and the experience of the investment advisers to the Series of the Trust and the Fund in the prospectuses for the Trust and the Fund. You may obtain additional copies of a prospectus by contacting USL's Administrative Center at the addresses and phone numbers on the first page of this Prospectus. When making your request, please indicate the names of the Series in which you are interested.

High yielding fixed-income securities, such as those in which the Domestic Income Portfolio and the High Yield Portfolio invest, are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. You should carefully read about these Series in the Trust and Fund prospectuses and related statements of additional information and consider your ability to assume the risks of making an investment in the Divisions that invest in them.

The name of each Series of the Trust and the Fund describes its type (e.g., money market fund, growth and income fund, government fund, etc.), except for the Enterprise Portfolio, the Strategic Stock Portfolio, and the UIF International Magnum Portfolio. The following are their fund types:

   . The Enterprise Portfolio is a mutual fund with an investment objective to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. There can be no assurance that the Portfolio will achieve its investment objective.

   . The Strategic Stock Portfolio is a mutual fund with an investment objective to seek an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital. There can be no assurance that the Portfolio will achieve its investment objective.

   . The UIF International Magnum Portfolio is a mutual fund that seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in countries comprising the MSCI Europe, Australasia, Far East

       (EAFE) Index, including Japan, most nations in Western Europe, Australia, New Zealand and the more developed countries in Asia, such as Hong Kong and Singapore. There can be no assurance that the Portfolio will achieve its investment objective.


VOTING PRIVILEGES

The following people may give us voting instructions for Series' shares held in the Separate Account Divisions attributable to their Certificate:

   .   You, as the Owner, before the Annuity Commencement Date, and

   .   The Annuitant or other payee, during the Annuity Period.

We will vote according to such instructions at meetings of shareholders of the Series.

We will determine who is entitled to give voting instructions and the number of votes for which they may give directions as of the record date for a meeting. We will calculate the number of votes in fractions. We will calculate the number of votes for any Series as follows:

   . For each Owner before the Annuity Commencement Date, we will divide (1) the Owner's Variable Account Value invested in the corresponding Division by (2) the net asset value of one share of that Series.

   . For each Annuitant or payee during the Annuity Period, we will divide (1) our liability for future Variable Annuity Payments to the Annuitant or payee by (2) the value of an Annuity Unit. We will calculate our liability for future Variable Annuity Payments based on the mortality assumptions and the assumed interest rate that we use in determining the number of Annuity Units under a Certificate and the value of an Annuity Unit.

We will vote all shares of each Series owned by the Separate Account as follows:

   . Shares for which we receive instructions, in accordance with those instructions; and

   . Shares for which we receive no instructions, including any shares we own on our own behalf, in the same proportion as the shares for which we receive instructions.

Shares of each Series may be owned by separate accounts of insurance companies other than us. We understand that each Series will see that all insurance companies vote shares uniformly.

We believe that our voting instruction procedures comply with current federal securities law requirements. However, we reserve the right to modify these procedures to conform with legal requirements and interpretations that are put in effect or modified from time to time.

                               THE FIXED ACCOUNT

Amounts in the Fixed Account or supporting Fixed Annuity Payments become part of our General Account. We have not registered interests in the General Account under the Securities Act of 1933, and we have not registered the General Account as an investment company under the 1940 Act, based on federal law exclusion and exemption. The staff of the Securities and Exchange Commission has advised us that it has not reviewed the disclosures in this Prospectus that relate to the Fixed Account or Fixed Annuity Payments. At the same time, we have legal responsibility for the accuracy and completeness of this Prospectus.

Our obligations for the Fixed Account are legal obligations of USL. Our General Account assets support these obligations. These General Account assets also support our obligations under other insurance and annuity contracts.
Investments purchased with amounts allocated to the Fixed Account are the property of USL. Owners have no legal rights in such investments.

GUARANTEE PERIODS

Account Value that the Owner allocates to the Fixed Account earns a Guaranteed Interest Rate beginning with the date of the allocation. This Guaranteed Interest Rate continues for the number of months or years that the Owner selects from among the Guarantee Periods that we offer at the time.

At the end of a Guarantee Period, we will allocate your Account Value in that Guarantee Period, including interest you have earned, to a new Guarantee Period of the same length. In the alternative, the Owner may submit a Written request to us to allocate this amount to a different Guarantee Period or Periods, or to one or more of the Divisions of the Separate Account. We must receive this Written request at least three business days before the end of the Guarantee Period.

We will contact the Owner regarding the scheduled Annuity Commencement Date, if the Owner has not provided the necessary Written request and the renewed Guarantee Period extends beyond the scheduled Annuity Commencement Date. If the Owner elects to annuitize in this case, we will, under certain circumstances, waive the Surrender Charge. (See "Annuity Payment Options" and "Surrender Charge.")

The first day of the new Guarantee Period (or other reallocation) will be the day after the end of the prior Guarantee Period. We will notify the Owner in writing at least 30 days and not more than 60 days before the end of any Guarantee Period.

If the Owner's Account Value in a Guarantee Period is less than $500, we reserve the right to transfer, without charge, the balance to the Money Market Division at the end of that Guarantee Period. However, we will transfer such balance to another Division selected by the Owner, if we have received Written instructions to transfer such balance to that Division.

CREDITING INTEREST

We declare the Guaranteed Interest Rates from time to time as market conditions dictate. We tell an Owner the Guaranteed Interest Rate for a chosen Guarantee Period at the time we receive a purchase payment, make a transfer, or renew a Guarantee Period. We may credit a different interest rate from one Guarantee Period to another Guarantee Period that is of the same length but that began on a different date. The minimum Guaranteed Interest Rate is an effective annual rate of 3%.

Proceeds from an exchange, rollover or transfer will accrue interest in the following manner, if you allocate them to the Fixed Account within 60 days following the date of application for a Certificate:

   .    We credit interest to such proceeds during the Guarantee Period chosen.

   .    We will calculate interest at a rate that is the higher of:

        (a) the current interest rate we use on the date of the application for the Guarantee Period selected; or

        (b) the current interest rate we use on the date we receive the proceeds.

Proceeds that we receive more than 60 days after the date the application is signed will receive interest at the rate in effect on the date we receive the proceeds. The interest rate we use remains in effect for the duration of the applicable Guarantee Period.

USL's management makes the final determination of the Guaranteed Interest Rates to be declared. USL cannot predict or assure the level of any future Guaranteed Interest Rates in excess of the minimum Guaranteed Interest Rate stated in your Certificate.

You may obtain information concerning the Guaranteed Interest Rates applicable to the various Guarantee Periods at any time from your sales representative or from the addresses or telephone numbers on the first page of this Prospectus.

NEW GUARANTEE PERIODS

Each allocation or transfer of an amount to a Guarantee Period starts the running of a new Guarantee Period for that amount. That new Guarantee Period will earn a Guaranteed Interest Rate that will continue unchanged until the end of that Period. The Guaranteed Interest Rate will never be less than the minimum Guaranteed Interest Rate stated in your Certificate.

Each Guarantee Period has its own Guaranteed Interest Rate. Guarantee Periods can have different Guaranteed Interest Rates. We have the right to change the Guaranteed Interest Rate for future Guarantee Periods of various lengths. These changes will not affect the Guaranteed Interest Rates being paid on Guarantee Periods that have already started. Each allocation or transfer of an amount to a Guarantee Period starts the running of a new Guarantee Period for the amount allocated or transferred. That amount earns a Guaranteed Interest Rate that will continue unchanged until the end of that Period. The Guaranteed Interest Rate will never be less than the minimum Guaranteed Interest Rate stated in your Certificate. We may offer one or more Guarantee Periods with a required dollar cost averaging feature. (See "Transfers.") Currently, we make available a one-year Guarantee Period and no others. However, we reserve the right to change the Guarantee Periods that we make available at any time, except that we will always make available a one-year Guarantee Period.

                   CERTIFICATE ISSUANCE AND PURCHASE PAYMENTS

The minimum initial purchase payment is $2,000 for a Qualified Certificate and $5,000 for a Non-Qualified Certificate. The minimum subsequent purchase payment is $100. We reserve the right to modify these minimums at our discretion.

Your application to purchase a Certificate must be on a Written application that we provide and that you sign. USL and American General Securities Incorporated, the distributor of the Certificates, may agree on a different medium or format for the application. When a purchase payment accompanies an application to purchase a Certificate and you have properly completed the application, then within two Valuation Dates after we receive the application we will either:

   . process the application, credit the purchase payment, and issue the Certificate, or

   .   reject the application and return the purchase payment.

If you have not completed the application or have not completed it correctly, we will request additional documents or information. You must respond to our request within five Valuation Dates after we receive the application. Then we will process the application, credit the purchase payment, and issue the Contract within two Valuation Dates after we receive the additional materials.

If we have not received a correctly completed application within five Valuation Dates after receipt of the purchase payment, we will return the purchase payment immediately. However, you may specifically consent to our retaining the purchase payment until you complete the application. In that case, we will credit the initial purchase payment as of the end of the Valuation Period in which we receive the last information required to process the application.

We will credit subsequent purchase payments as of the end of the Valuation Period in which we receive them along with any required Written information.

We reserve the right to reject any application or purchase payment for any reason.

MINIMUM REQUIREMENTS

If your Account Value in any Division falls below $500 because of a partial withdrawal from the Certificate, we reserve the right to transfer, without charge, the remaining balance in that Division to the Money Market Division.

If your Account Value in any Division falls below $500 because of a transfer to another Division or to the Fixed Account, we reserve the right to transfer the remaining balance in that Division, without charge and pro rata, to the investment option or options.

We will waive these minimum requirements for transfers under the dollar cost averaging and automatic rebalancing program. (See "Transfers" and "Automatic Rebalancing.")

If your total Account Value falls below $500, we may cancel the Certificate. We consider such a cancellation a full surrender of the Certificate. We will provide you with 60 days advance notice of any such cancellation.

So long as the Account Value does not fall below $500, you do not have to make further purchase payments. You may, however, elect to make subsequent purchase payments at any time before the Annuity Commencement Date, if the Owner and Annuitant are still living.

PAYMENTS

You should make checks for subsequent purchase payments payable to The United States Life Insurance Company in the City of New York and forward them directly to the address for payments shown on the first page of this Prospectus, unless we ask you to use another address. We also accept purchase payments by wire or by exchange from another insurance company. You may obtain further information about how to make purchase payments by either of these methods from your sales representative or from us at the addresses and telephone numbers on the first page of this Prospectus.

You may make purchase payments pursuant to employer-sponsored plans only with our agreement.

Your purchase payments are allocated to the Divisions of the Separate Account or the Guarantee Periods of the Fixed Account as of the date we credit the purchase payments to your Certificate. In your application form, you select (in whole percentages) the amount of each purchase payment that you are allocating to each Division and Guarantee Period. You can change these allocation percentages at any time by Written notice to us.

We issue the Certificates under a group annuity master contract that we have issued to the trustee of a group trust. We established the group trust under Delaware law. The master contract provides for rights under the Certificates and further provides that nothing in the master contract will invalidate or impair any right granted to an Owner. The master contract does not provide any material ownership rights to the master contract owner and, in particular, does not authorize the master contract owner to surrender the master contract.

                              OWNER ACCOUNT VALUE

Before the Annuity Commencement Date, your Account Value under a Certificate is the sum of your Variable Account Value and Fixed Account Value, as discussed below.

VARIABLE ACCOUNT VALUE

As of any Valuation Date before the Annuity Commencement Date:

   . Your Variable Account Value is the sum of your Variable Account Values in each Division of the Separate Account.

   . Your Variable Account Value in a Division is the product of the number of your Accumulation Units in that Division multiplied by the value of one such Accumulation Unit as of that Valuation Date.

There is no guaranteed minimum Variable Account Value. To the extent that your Account Value is allocated to the Separate Account, you bear the entire investment risk.

We credit Accumulation Units in a Division to you when you allocate purchase payments or transfer amounts to that Division. Similarly, we redeem Accumulation Units when you transfer or withdraw amounts from a Division or when we pay certain charges under the Certificate. We determine the value of these Accumulation Units at the end of the Valuation Date on which we make the credit or charge.

The value of an Accumulation Unit for a Division on any Valuation Date is equal to the previous value of that Division's Accumulation Unit multiplied by that Division's net investment factor for the Valuation Period ending on that Valuation Date.

The net investment factor for a Division is determined by dividing (1) the net asset value per share of the Series' shares held by the Division, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made for the Series' shares held by the Division during the current Valuation Period, by (2) the net asset value per share of the Series' shares held in the Division determined at the end of the previous Valuation Period. We then subtract from that result a factor representing the mortality risk, expense risk and administrative expense charge.

FIXED ACCOUNT VALUE

As of any Valuation Date before the Annuity Commencement Date:

   . Your Fixed Account Value is the sum of your Fixed Account Value in each Guarantee Period.

   . Your Fixed Account Value in any Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable Guaranteed Interest Rate: (1) the amount of net purchase payments, renewals and transferred amounts allocated to the Guarantee Period, less (2) the amount of any transfers or withdrawals out of the Guarantee Period, including withdrawals to pay applicable charges.

USL guarantees the Fixed Account Value. Therefore, USL bears the investment risk for amounts allocated to the Fixed Account, except to the extent that USL may vary the Guaranteed Interest Rate for future Guarantee Periods (subject to the minimum Guaranteed Interest Rate stated in your Certificate).

            TRANSFER, AUTOMATIC REBALANCING, SURRENDER AND PARTIAL
                       WITHDRAWAL OF OWNER ACCOUNT VALUE

TRANSFERS

You can transfer your Account Value beginning 30 days after we issue your Certificate and before the Annuity Commencement Date. The following rules apply:

   . You may transfer your Account Value at any time among the available Divisions of the Separate Account and Guarantee Periods. Transfers will be effective at the end of the Valuation Period in which we receive your Written transfer request.

   . If a transfer causes your Account Value in any Division or Guarantee Period to fall below $500, we reserve the right to transfer the remaining balance in that Division or Guarantee Period in the same proportion as the transfer request.

   . You may make up to 12 transfers each Certificate Year without charge. We will charge you $25 for each additional transfer.

   . You may transfer no more than 25% of the Account Value you allocated to a Guarantee Period at its inception during any Certificate Year. This 25% limitation does not apply to transfers (1) within 15 days before or after the end of the Guarantee Period in which you held the transferred amounts, or (2) a renewal at the end of the Guarantee Period to the same Guarantee Period.

You may establish an automatic transfer plan. (We also refer to this plan as a dollar cost averaging plan.) Under this plan, we will automatically transfer amounts from the Money Market Division or the one-year Guarantee Period (or any other Guarantee Period that is available at that time) to one or more other Divisions. By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the corresponding Division only when the price is high. An automatic transfer plan does not guarantee a profit and it does not protect against a loss of market price decline. You will select:

   .   the amount we are to transfer under the plan,

   . the frequency of the transfers - either monthly, quarterly, semi-annually, or annually, and

   .   the duration of the plan.

We may also offer certain "special automatic transfer plans" to Owners who:

   .   make the new purchase payments, and

   . do not own another annuity contract or certificate which USL, or any USL affiliate, issued.

Under such plans, we will make equal monthly transfers over a period of time that we will determine. We may offer a higher Guaranteed Interest Rate under such a special automatic transfer plan than we would offer for another Guarantee Period of the same duration that is not offered under such a plan. Any such higher interest rate will reflect differences in costs or services and will not be unfairly discriminatory as to any person. Differences in costs or services will result from such factors as reduced sales expenses or administrative efficiencies related to transferring amounts to other Divisions on an automatic, rather than a discretionary, basis.

Transfers under any automatic transfer plan will:

   .   not count towards the 12 free transfers each Certificate Year,

   .   not incur a $25 charge,

   . not be subject to the 25% limitation on transfers from a Guarantee Period, and

   . not be subject to the minimum Division Account Value requirement described above.

You may obtain additional information about how to establish an automatic transfer plan from your sales representative or from us at the telephone numbers and addresses on the first page of this Prospectus. You cannot have an automatic transfer plan in effect at the same time you have Automatic Rebalancing, described below, in effect.

We have not designed the Certificates for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable time with reasonable notice to prevent market timing efforts that could disadvantage other Contract Owners.

AUTOMATIC REBALANCING

You may arrange for Automatic Rebalancing among the Separate Account Divisions if your Certificate has an Account Value of $25,000 or more at the time we receive the application for Automatic Rebalancing. You may apply for Automatic Rebalancing either at issue or after issue, and you may subsequently discontinue it.

Under Automatic Rebalancing, we transfer funds among the Separate Account Divisions to maintain the percentage allocation you have selected for each Division. At your election, we will make these transfers on a quarterly, semi-annual or annual basis, measured from the Certificate Anniversary date. A Certificate Anniversary date that falls on the 29th, 30th, or 31st of the month will result in Automatic Rebalancing starting with the 1st of the next month.

Automatic Rebalancing does not permit transfers to or from any Guarantee Period. Transfers under Automatic Rebalancing will not count towards the 12 free transfers each Certificate Year and will not incur a $25 charge. You cannot have Automatic Rebalancing in effect at the same time you have an automatic transfer plan, described above, in effect.

SURRENDERS

At any time before the Annuity Commencement Date and while the Annuitant is still living, the Owner may make a full surrender of a Certificate. We will pay you the following upon full surrender:

   . your Account Value at the end of the Valuation Period in which we receive a Written surrender request,

   .   minus any applicable Surrender Charge,

   . minus any uncollected Certificate Fee (see "Annual Certificate Fee"), and

   .   minus any applicable premium tax.

Our current practice is to require that you return the Certificate to our Administrative Center with any request for a full surrender.

After a full surrender, or if the Owner's Account Value falls to zero, all rights of the Owner, Annuitant or any other person under the Certificate will terminate. The Owner will, however, have a right to reinvest the proceeds of the Certificate. (See "One-Time Reinvestment Privilege.")

All collateral assignees of record must consent to any full surrender.

PARTIAL WITHDRAWALS

Your Written request for a partial withdrawal should specify the Divisions of the Separate Account, or the Guarantee Periods of the Fixed Account, from which you wish to make the partial withdrawal. We will take the withdrawal pro rata from the Divisions and Guarantee Periods, if (1) you do not tell us how to make the withdrawal, or (2) we cannot make the withdrawal as you requested.

Partial withdrawal requests must be for at least $100 or, if less, all of your Account Value. If your remaining Account Value in a Division or Guarantee Period would be less than $500 as a result of the withdrawal (except for the Money Market Division), we reserve the right to transfer the remaining balance to the Money Market Division. We will do this without charge.

We will always pay you the amount of your partial withdrawal request, unless it exceeds the value of your Certificate. In that case, we pay the surrender value of your Certificate. The value of your Accumulation Units and Fixed Account interests that we redeem will equal the amount of the withdrawal request, plus any applicable Surrender Charge and premium tax. You can also tell us to take Surrender Charges and income tax from the amount you want withdrawn.

We also make available a systematic withdrawal plan. Under this plan, you may make automatic partial withdrawals in amounts and at periodic intervals that you specify. The terms and conditions that apply to other partial withdrawals will also apply to this plan. You may obtain additional information about how to establish a systematic withdrawal plan from your sales representative or from us at the addresses and telephone numbers on the first page of this Prospectus. We reserve the right to modify or terminate the systematic withdrawal plan at any time.

The Code imposes a penalty tax on certain premature surrenders or withdrawals. See the "Federal Income Tax Matters" section for a discussion of this and other tax implications of total surrenders and systematic and other partial withdrawals. The Section also discusses tax withholding requirements.

All collateral assignees of record must consent to any partial withdrawal.

                   ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS

ANNUITY COMMENCEMENT DATE

The Annuity Commencement Date may be any day of any month between the Annuitant's 50th and 90th birthday. You may select the Annuity Commencement Date on the Certificate application. You may also change a previously selected date any time before that date by submitting a Written request, subject to our approval.

See "Federal Income Tax Matters" for a discussion of the penalties that may result from distributions before the Annuitant's reaching age 59 1/2 under any Certificate or after April 1 of the year following the calendar year in which the Annuitant reaches age 70 1/2 under certain Qualified Certificates.

APPLICATION OF OWNER ACCOUNT VALUE

We will automatically apply your Variable Account Value in any Division to provide Variable Annuity Payments based on that Division and your Fixed Account Value to provide Fixed Annuity Payments. However, we will apply your Account Value in different proportions if you give us Written instructions at least 30 days before the Annuity Commencement Date.

We deduct any applicable state and local premium taxes from the amount of Account Value that we apply to an Annuity Payment Option. In some cases, we may deduct a Surrender Charge from the amount we apply. (See "Surrender Charge.") Subject to any such adjustments, we apply your Variable and Fixed Account Values to an Annuity Payment Option, as discussed below, as of the end of the Valuation Period that contains the 10th day before the Annuity Commencement Date.

FIXED AND VARIABLE ANNUITY PAYMENTS

We will determine your first monthly Fixed or Variable Annuity Payment using the annuity tables in the Certificate and the amount of your Account Value that is applied to provide the Fixed or Variable Annuity Payments.

We determine the amount of each monthly Fixed Annuity Payment thereafter based on the terms of the Annuity Payment Option selected.

We determine the amount of each monthly Variable Annuity Payment thereafter as follows:

   . We convert the Account Value that we apply to provide Variable Annuity Payments to a number of Annuity Units. We do this by dividing the amount of the first Variable Annuity Payment by the value of an Annuity Unit of a Division as of the end of the Valuation Period that includes the 10th day before the Annuity Commencement Date. This number of Annuity Units remains constant for any Annuitant.

   . We determine the amount of each subsequent Variable Annuity Payment by multiplying the number of Annuity Units by the value of an Annuity Unit as of the end of the Valuation Period that contains the 10th day before the date of each payment.

   . If we base the Variable Annuity Payments on more than one Division, we perform these calculations separately for each Division.

   . The value of an Annuity Unit at the end of a Valuation Period is the value of the Annuity Unit at the end of the previous Valuation Period, multiplied by the net investment factor (see "Variable Account Value") for the Valuation Period, with an offset for the 3.5% assumed interest rate used in the Certificate's annuity tables.

The Certificate's annuity tables use a 3.5% assumed interest rate. A Variable Annuity Payment based on a Division will be greater than the previous month if the Division's investment return for the month is at an annual rate greater than 3.5%. Conversely, a Variable Annuity Payment will be less than the previous month if the Division's investment return is at an annual rate less than 3.5%.

ANNUITY PAYMENT OPTION

Sixty to 90 days before the Scheduled Annuity Commencement Date, we will (1) notify you that the Certificate is scheduled to mature, and (2) request that you select an Annuity Payment Option.

If you have not selected an Annuity Payment Option ten days before the Annuity Commencement Date, we will proceed as follows:

   . we will extend the Annuity Commencement Date to the Annuitant's 90th birthday, if the scheduled Annuity Commencement Date is any date before the Annuitant's 90th birthday; or

   . we will pay the Account Value, less any applicable charges and premium taxes, in one sum to you, if the scheduled Annuity Commencement Date is the Annuitant's 90th birthday.

The Code imposes minimum distribution requirements on the Annuity Payment Option you choose in connection with Qualified Certificates. (See "Federal Income Tax Matters.") We are not responsible for monitoring or advising Owners whether they are meeting the minimum distribution requirements, unless we have received a specific Written request to do so.

ELECTION OF ANNUITY PAYMENT OPTION

You may elect an Annuity Payment Option only if the initial annuity payment meets the following minimum requirements:

   .   your Account Value must be at least $2,000; and

   . your Annuity Payment Option must provide for monthly payments of at least $20.

If your Account Value is below the minimum amount, or if the initial payment would fall below $20, we will make a single payment to the Annuitant or other properly-designated payee equal to your Account Value. We will deduct any applicable Surrender Charge, uncollected Annual Certificate Fee and premium tax.

You may elect the Annuity Payment Option that will apply for payments to a Beneficiary, if you or the Annuitant dies. If you have not made this election, the Beneficiary may do so within 60 days after the death proceeds become payable. (See "Death Proceeds.") Thereafter, the Beneficiary will have all the remaining rights and powers under the Certificate and be subject to all of its terms and conditions. We will make the first annuity payment at the beginning of the second month following the month in which we approve the settlement request. We will credit Annuity Units based on Annuity Unit Values at the end of the Valuation Period that contains the 10th day before the beginning of that second month.

When an Annuity Payment Option becomes effective, you must deliver the Certificate to our Administrative Center, in exchange for a payment contract providing for the option elected.

We provide information about the relationship between the Annuitant's gender and the amount of annuity payments, including any requirements for gender-neutral annuity rates and in connection with certain employee benefit plans under "Gender of Annuitant" in the Statement. (See "Contents of Statement of Additional Information.")

AVAILABLE ANNUITY PAYMENT OPTIONS

Each Annuity Payment Option, except Option 5, is available on both a fixed and variable basis. Option 5 is available on a fixed basis only.

OPTION 1 - LIFE ANNUITY - We make annuity payments monthly during the lifetime of the Annuitant. These payments stop with the last payment due before the death of the Annuitant. We do not guarantee a minimum number of payments under this arrangement. For example, the Annuitant or other payee might receive only one annuity payment, if the Annuitant dies before the second annuity payment.

OPTION 2 - LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS CERTAIN - We make annuity payments monthly during the lifetime of an Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period.

OPTION 3 - JOINT AND LAST SURVIVOR LIFE ANNUITY - We make annuity payments monthly during the lifetime of the Annuitant and another payee and during the lifetime of the survivor of the two. We stop making payments with the last payment before the death of the survivor. We do not guarantee a minimum number of payments under this arrangement. For example, the Annuitant or other payee might receive only one annuity payment if both die before the second annuity payment. The election of this option is ineffective if either one dies before the Annuity Commencement Date. In that case, the survivor becomes the sole Annuitant, and we do not pay death proceeds because of the death of the other Annuitant.

OPTION 4 - PAYMENTS FOR A DESIGNATED PERIOD - We make annuity payments monthly to an Annuitant or other properly-designated payee, or at his or her death, to the Beneficiary, for a selected number of years ranging from five to 40. If this option is selected on a variable basis, the designated period may not exceed the life expectancy of the Annuitant or other properly-designated payee. Under the fourth option, we provide no mortality guarantee, even though we reduce Variable Annuity Payments as a result of a charge to the Separate Account that is partially for mortality risks. (See "Charge to the Separate Account.")

A payee receiving Variable (but not Fixed) Annuity Payments under Option 4 can elect at any time to commute (terminate) the option and receive the current value of the annuity in a single sum. The current value of an annuity under Option 4 is the value of all remaining annuity payments, assumed to be level, discounted to present value at an annual rate of 3.5%. We calculate that value the next time we determine values after receiving your Written request for payment. The election of a single sum payment under Option 4 is the only way you may terminate any Annuity Payment Option once annuity payments have started.

OPTION 5 - PAYMENTS OF A SPECIFIC DOLLAR AMOUNT - We pay the amount due in equal monthly installments of a designated dollar amount until the remaining balance is less than the amount of one installment. The amount of each installment may not be less than $125 or more than $200 each year per $1,000 of the original amount due. If the person receiving these payments dies, we continue to make the remaining payments to the Beneficiary. Payments under this option are available on a fixed basis only. To determine the remaining balance at the end of any month, we decrease the balance at the end of the previous month by the amount of any installment paid during the month. We then apply, to the remainder, interest at a rate not less than 3.5% compounded annually. If the remaining balance at any time is less than the amount of one installment, we will pay the balance as the final payment under the option.

We reduce Variable Annuity Payments as a result of a charge to the Separate Account that is partially for mortality risks. (See "Charge to the Separate Account.")

The Code may treat the election of Option 4 or Option 5 in the same manner as a surrender of the total Account Value. For tax consequences of such treatment, see "Federal Income Tax Matters." In addition, the Code may not give tax-deferred treatment to subsequent earnings.

ALTERNATIVE AMOUNT UNDER FIXED LIFE ANNUITY OPTIONS - In the case of Fixed Annuity Payments under one of the first three Annuity Payment Options described above, we make a special election available. In that case, the Owner (or the Beneficiary, if the Owner has not elected a payment option) may elect monthly payments based on single payment immediate fixed annuity rates we offer at that time. This provision allows the Annuitant or other properly-designated payee to receive the fixed annuity purchase rate in effect for new single payment immediate annuity certificates, if it is more favorable.

In place of monthly payments, you may elect payments on a quarterly, semi-annual or annual basis. In that case, we determine the amount of each annuity payment on a basis consistent with that described above for monthly payments.

TRANSFERS

After the Annuity Commencement Date, the Annuitant or other properly-designated payee may make one transfer every 180 days among the available Divisions of the Separate Account or from the Divisions to a Fixed Annuity Payment Option. We will assess no charge for the transfer. We do not permit transfers from a Fixed to a Variable Annuity Payment Option. If a transfer causes the value in any Division to fall below $500, we reserve the right to transfer the remaining balance in that Division in the same proportion as the transfer request. We make transfers effective at the end of the Valuation Period in which we receive the Written transfer request at our Administrative Center. We reserve the right to terminate or restrict transfers at any time.

                                 DEATH PROCEEDS

DEATH PROCEEDS BEFORE THE ANNUITY COMMENCEMENT DATE

The death proceeds described below are payable to the Beneficiary under the Certificate if any of the following events occurs before the Annuity Commencement Date:

   . the Annuitant dies, and no Contingent Annuitant has been named under a Non-Qualified Certificate;

   . the Annuitant dies, and we also receive proof of death of any named Contingent Annuitant; or

   . the Owner (including the first to die in the case of joint Owners) of a Non-Qualified Certificate dies, regardless of whether the deceased Owner was also the Annuitant. (However, if the Beneficiary is the Owner's surviving spouse, or the Owner's surviving spouse is a joint Owner, the surviving spouse may elect to continue the Certificate as described later in this Section).

If the deceased Owner was a joint Owner, we will pay the death proceeds to the surviving joint Owner. In this case, we will treat the surviving joint Owner as the Beneficiary, and we will not recognize any other designation of Beneficiary. However, joint Owners may provide written instructions to pay death proceeds in a different manner.

The death proceeds, before deduction of any applicable premium taxes, will equal the greatest of:

   . the sum of all net purchase payments made (less all prior partial withdrawals);

   . the Owner's Account Value as of the end of the Valuation Period in which we receive, at our Administrative Center, proof of death and the Written request as to the manner of payment; or

   . the "highest anniversary value" before the date of death, as defined below.

The highest anniversary value before the date of death will be determined as follows:

   . First, we will calculate the Account Values at the end of each of the past Certificate Anniversaries that occurs before the deceased's 81st birthday (We will thereafter use only the Certificate Anniversary Account Values that occurred before the deceased's 81st birthday.);

   . Second, we will increase each of the Account Values by the amount of net purchase payments the Owner has made since the end of such Certificate Anniversaries; and

   . Third, we will reduce the result by the amount of any withdrawals the Owner has made since the end of such Certificate Anniversaries.

The highest anniversary value will be an amount equal to the highest of such values. Net purchase payments are purchase payments less applicable taxes deducted at the time the purchase payment is made.

The death proceeds become payable to the Beneficiary when we receive:

  .    proof of the Owner's or Annuitant's death, and

  .    a Written request from the Beneficiary specifying the manner of payment.

If the Owner has not already done so, the Beneficiary may, within 60 days after the date the death proceeds become payable, elect to receive the death proceeds as (1) a single sum or (2) in the form of one of the Annuity Payment Options provided in the Certificate. (See "Annuity Payment Options.") If we do not receive a request specifying the manner of payment, we will make a single sum payment, based on values we determine at that time.

If the Owner under a Non-Qualified Certificate dies before the Annuity Commencement Date, we will distribute all amounts payable under the Certificate in accordance with the following rules:

   .   We will distribute all amounts:

       (a)  within five years of the date of death, or

       (b) if the Beneficiary elects, as annuity payments, beginning within one year of the date of death and continuing over a period not extending beyond the life or life expectancy of the Beneficiary.

   . If the Beneficiary is the Owner's surviving spouse, the spouse may elect to continue the Certificate as the new Owner. If the original Owner was the Annuitant, the surviving spouse may also elect to become the new Annuitant. This election is also available to the surviving spouse who is a joint Owner, even if the surviving spouse is not the Beneficiary. In this case, we will treat the surviving spouse as the Beneficiary, and we will not recognize any other designation of Beneficiary.

   . If the Owner is not a natural person, these distribution requirements apply at the death of the primary Annuitant, within the meaning of the Code. Under a parallel section of the Code, similar requirements apply to retirement plans for which we issue Qualified Certificates.

Failure to satisfy the requirements described in this Section may result in serious adverse tax consequences.

DEATH PROCEEDS AFTER THE ANNUITY COMMENCEMENT DATE

If the Annuitant dies on or after the Annuity Commencement Date, the amounts payable to the Beneficiary or other properly-designated payee are any continuing payments under the Annuity Payment Option in effect. (See "Annuity Payment Options.") In such case, the payee will:

   .   have all the remaining rights and powers under a Certificate, and

   .   be subject to all the terms and conditions of the Certificate.

Also, if the Annuitant dies on or after the Annuity Commencement Date, no previously named Contingent Annuitant can become the Annuitant.

If the payee under a Non-Qualified Certificate dies after the Annuity Commencement Date, we will distribute any remaining amounts payable under the terms of the Annuity Payment Option at least as rapidly as under the method of distribution in effect when the payee dies. If the payee is not a natural person, this requirement applies upon the death of the primary Annuitant, within the meaning of the Code.

Under a parallel section of the Code, similar requirements apply to retirement plans for which we issue Qualified Certificates.

Failure to satisfy requirements described in this Section may result in serious adverse tax consequences.

PROOF OF DEATH

We accept the following as proof of any person's death:

   .   a certified death certificate;

   . a certified decree of a court of competent jurisdiction as to the finding of death;

   . a written statement by a medical doctor who attended the deceased at the time of death; or

   .   any other proof satisfactory to us.

Once we have paid the death proceeds, the Certificate terminates, and our obligations are complete.

                         CHARGES UNDER THE CERTIFICATES

PREMIUM TAXES

When applicable, we will deduct premium taxes imposed by certain states. We may deduct such amount either at the time the tax is imposed or later. We may deduct the amount as follows:

   .   from purchase payment(s) when received;

   .   from the Owner's Account Value at the time annuity payments begin;

   .   from the amount of any partial withdrawal; or

   . from proceeds payable upon termination of the Certificate for any other reason, including death of the Owner or Annuitant, and surrender of the Certificate.

If premium tax is paid, USL may reimburse itself for the tax when making the deduction under the second, third, and fourth items on the list immediately above, by multiplying the sum of Purchase Payments being withdrawn by the applicable premium tax percentage.

Applicable premium tax rates depend upon the Owner's then-current place of residence. Applicable rates currently range from 0% to 3.5%. The rates are subject to change by legislation, administrative interpretations, or judicial acts. We will not make a profit on this charge.

SURRENDER CHARGE

The Surrender Charge reimburses us for part of our expenses in distributing the Certificates. We believe, however, that the amount of our expenses will exceed the amount of revenues generated by the Surrender Charge. We will pay for extra expenses out of our general surplus, which might include profits from the charge for the assumption of mortality and expense risks.

Unless a withdrawal is exempt from the Surrender Charge (as discussed below), the Surrender Charge is a percentage of the amount of each purchase payment that you withdraw during the first seven years after we receive that purchase payment. The percentage declines depending on how many years have passed since we originally credited the withdrawn purchase payment to your Account Value, as follows:

                                               SURRENDER CHARGE AS A
             YEAR OF PURCHASE                  PERCENTAGE OF PURCHASE
            PAYMENT WITHDRAWAL                   PAYMENT WITHDRAWN
            ------------------                   -----------------
                   1st                                  6%
                   2nd                                  6%
                   3rd                                  5%
                   4th                                  5%
                   5th                                  4%
                   6th                                  3%
                   7th                                  2%
                Thereafter                              0%

In computing the Surrender Charge, we deem withdrawals from your Account Value to consist first of purchase payments, in order of contribution, followed by any amounts in excess of purchase payments. The Surrender Charge will apply to the following transactions, which we consider to be withdrawals:

   .   total surrender;

   .   partial withdrawal;

   .   commencement of an Annuity Payment Option; and

   .   termination due to insufficient Account Value.

The Surrender Charge will NOT apply to withdrawals in the following circumstances:

   . the amount of withdrawals that exceeds the cumulative amount of your purchase payments;

   .   death of the Annuitant, at any age, after the Annuity Commencement Date;

   . death of the Annuitant, at any age, before the Annuity Commencement Date, provided no Contingent Annuitant survives;

   . death of the Owner, including the first to die in the case of joint Owners of a Non-Qualified Certificate, unless the Certificate continues under the special rule for a surviving spouse;

   . annuitization over at least five years, or life contingent annuitization where the life expectancy is at least five years;

   .   within the 30-day window under the One-Time Reinvestment Privilege;

   . the surrender of a Certificate, or the withdrawal of Certificate Value (limited to the Variable Account Value and the one year Guarantee Period) of a Certificate, issued to owners who are bona fide full-time employees of USL at the time they purchased a Certificate;

   . the portion of your first withdrawal or total surrender in any Certificate Year that does not exceed 15% of the amount of your purchase payments that (1) have not previously been withdrawn and (2) have been credited to the Certificate for at least one year. (If you make multiple withdrawals during a Certificate Year, we will recalculate the amount eligible for the free withdrawal at the time of each withdrawal. After the first Certificate Year, you may make non-automatic and automatic withdrawals in the same Certificate Year subject to the 15% limitation. For withdrawals under a systematic withdrawal plan, Purchase Payments credited for 30 days or more are eligible for the 15% free withdrawal); and

   . any amounts withdrawn that are in excess of the amount permitted by the 15% free withdrawal privilege, described above, if you are withdrawing the amounts to obtain or retain favorable tax treatment. (For example, under certain circumstances the income and estate tax benefits of a charitable remainder trust may be available only if you withdraw assets from a Certificate funding the trust more rapidly than the 15% free withdrawal privilege permits. This exception is subject to our approval.)

Upon selection of an Annuity Payment Option that does not qualify for a Surrender Charge exception above, we use the full amount of the Owner's Account Value to pay for the Annuity Payment Option. The amount we use will be the greater of:

   . the amount payable to the Owner upon full surrender of a Certificate (see "Surrenders and Partial Withdrawals"), or

   . 95% of what the amount payable to the Owner upon full surrender of a Certificate would be without a Surrender Charge.

We do not consider a free withdrawal under any of the foregoing Surrender Charge exceptions to be a withdrawal of purchase payments, except for purposes of computing the 15% free withdrawal described in the preceding paragraph. The Code may impose a penalty on distributions if the recipient is under age 59 1/2. (See "Penalty Tax on Premature Distributions.")

TRANSFER CHARGES

We describe the charges assessed to pay the expense of making transfers under "Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value - Transfers" and "Annuity Period and Annuity Payment Options - Transfers." These charges are not designed to yield a profit.

ANNUAL CERTIFICATE FEE

We will deduct an Annual Certificate Fee of $30 from your Account Value at the end of each Certificate Year before the Annuity Commencement Date. This Fee is for administrative expenses (which do not include expenses of distributing the Certificates). We do not expect the revenues we derive from this Fee to exceed the expenses. Unless paid directly, the Fee will be allocated among the Guarantee Periods and Divisions in proportion to your Account Value in each. We will deduct the entire Fee for the year from the proceeds of any full surrender. We reserve the right to waive the Fee.

CHARGE TO THE SEPARATE ACCOUNT

We deduct from Separate Account assets a daily charge at an annualized rate of 1.40% of the average daily net asset value of the Separate Account attributable to the Certificates. This charge (1) offsets administrative expenses not covered by the Annual Certificate Fee discussed above and (2) compensates us for assuming mortality and expense risks under the Certificates. The 1.40% charge divides into 0.15% for administrative expenses and 1.25% for the assumption of mortality and expense risks.

We do not expect to earn a profit on that portion of the charge that is for administrative expenses. However, we do expect to derive a profit from the portion that is for the assumption of mortality and expense risks. There is no necessary relationship between the amount of administrative charges deducted for a given Certificate and the amount of expenses actually attributable to that Certificate.

In assuming the mortality risk, we incur the risks that:

   .   our actuarial estimate of mortality rates may prove erroneous,

   .   Annuitants will live longer than expected, and

   . more Owners or Annuitants than expected will die at a time when the death benefit we guarantee is higher than the net surrender value of their interests in the Certificates.

In assuming the expense risk, we incur the risk that the revenues from the expense charges under the Certificates (charges that we guarantee will not increase) will not cover our expense of administering the Certificates.

MISCELLANEOUS

Each Series pays charges and expenses out of its assets. The prospectus for each Series describes the charges and expenses.

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Certificates.

SYSTEMATIC WITHDRAWAL PLAN

You may make automatic partial withdrawals, at periodic intervals, through a systematic withdrawal program. Minimum payments are $100. You may choose from schedules of monthly, quarterly, semi-annual, or annual payments. You may start, stop, increase, or decrease payments. You may elect to (1) start withdrawals as early as 30 days after the issue date of the Certificate and (2) take withdrawals from the Fixed Account or any Division. Systematic withdrawals are subject to the terms and conditions applicable to other partial withdrawals, including Surrender Charges and exceptions to Surrender Charges.

ONE-TIME REINVESTMENT PRIVILEGE

If your Account Value at the time of surrender is at least $500, you may elect to reinvest all of the proceeds that you liquidated from the Certificate within the previous 30 days. In this case, we will credit the Surrender Charge and the Annual Certificate Fee, if a new Annual Certificate Fee is not then due, back to the Certificate. We will reinvest the proceeds at the value we next compute following the date of receipt of the proceeds. Unless you request otherwise, we will allocate the proceeds among the Divisions and Guarantee Periods in the same proportions as before surrender. We will compute any subsequent surrender charge as if we had issued the Certificate at the date of reinvestment for a purchase payment in the amount of the net surrender proceeds. You may use this privilege only once.

REDUCTION IN SURRENDER CHARGES OR ADMINISTRATIVE CHARGES

We may reduce the Surrender Charges or administrative charges imposed under certain Qualified Certificates for employer-sponsored plans. Any such reductions will reflect differences in costs or services and will not be unfairly discriminatory as to any person. Differences in costs and services result from factors such as reduced sales expenses or administrative efficiencies relating to serving a large number of employees of a single employer and functions assumed by the employer that we otherwise would have to perform.

                       OTHER ASPECTS OF THE CERTIFICATES

Only an officer of USL can agree to change or waive the provisions of any Certificate. The Certificates are non-participating, which means they are not entitled to share in any dividends, profits or surplus of USL.

OWNERS, ANNUITANTS, AND BENEFICIARIES; ASSIGNMENTS

You, as the Owner of a Certificate, will be the same as the Annuitant, unless you choose a different Annuitant when you purchase a Certificate. In the case of joint ownership, both Owners must join in the exercise of any rights or privileges under the Certificate. You choose the Annuitant and any Contingent Annuitant in the application for a Certificate and may not change that choice.

You choose the Beneficiary and any Contingent Beneficiary when you purchase a Certificate. You may change a Beneficiary or Contingent Beneficiary before the Annuity Commencement Date, while the Annuitant is still alive. The payee may make this change after the Annuity Commencement Date.

We will make any designation of a new Beneficiary or Contingent Beneficiary effective as of the date it is signed. However, the change in designation will not affect any payments we make or action we take before we receive the Written request. We also need the Written consent of any irrevocably-named Beneficiary or Contingent Beneficiary before we make a change. Under certain retirement programs, the law may require spousal consent to name or change a Beneficiary to a person other than the spouse. We are not responsible for the validity of any designation of a Beneficiary or Contingent Beneficiary.

If the Beneficiary or Contingent Beneficiary is not living at the time we are to make any payment, you as the Owner will be the Beneficiary. If you are not then living, your estate will be the Beneficiary.

In the case of joint ownership, we will treat the surviving joint Owner as the Beneficiary upon the death of a joint Owner. We will not recognize any other designation of Beneficiary, unless joint Owners provide written instructions to pay death proceeds in a different manner.

Owners and other payees may assign their rights under Qualified Certificates only in certain narrow circumstances referred to in the Certificates. Owners and other payees may assign their rights under Non-Qualified Certificates, including their ownership rights.
We take no responsibility for the validity of any assignment. Owners must make a change in ownership rights in Writing and send a copy to our Administrative Center. We will make the change effective on the date it was made. However, we are not bound by a change until the date we record it. The rights under a Certificate are subject to any assignment of record at our Administrative Center. An assignment or pledge of a Certificate may have adverse tax consequences. (See "Federal Income Tax Matters.")

REPORTS

We will mail to Owners (or anyone receiving payments following the Annuity Commencement Date), any reports and communications required by applicable law. We will mail to the last known address of record. You should, therefore, give us prompt written notice of any address change.

RIGHTS RESERVED BY US

Upon notice to the Owner, we may modify a Certificate to the extent necessary to:

   .   reflect a change in the Separate Account or any Division;

   .   credit new Separate Accounts;

   . operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law;

   . transfer any assets in any Division to another Division, to one or more separate accounts, or to the Fixed Account;

   . add, combine or remove Divisions in the Separate Account, or combine the Separate Account with another separate account;

   .   add, restrict or remove Guarantee Periods of the Fixed Account;

   .   make any new Division available to you on a basis we determine;

   . substitute, for the shares held in any Division, the shares of another Series or the shares of another investment company or any other investment permitted by law;

   . make any changes required by the Code or by any other law, regulation or interpretation to continue treatment of the Certificate as an annuity;

   . commence deducting premium taxes or adjust the amount of premium taxes deducted in accordance with state laws that apply; or

   .   make any changes required to comply with the rules of any Series.

When required by law, we will obtain (1) your approval of changes and (2) the approval of any appropriate regulatory authority.

PAYMENT AND DEFERMENT

We will normally pay amounts surrendered or withdrawn from a Certificate within seven calendar days after the end of the Valuation Period in which we receive the Written surrender or withdrawal request at our Administrative Center. A Beneficiary may request the manner of payment of death proceeds within 60 days after the death proceeds become payable. If we do not receive a Written request specifying the manner of payment, we will pay the death benefit as a single sum, normally within seven calendar days after the end of the Valuation Period that contains the last day of the 60 day period. We reserve the right, however, to defer payments or transfers out of the Fixed Account Value for up to six months. Also, we reserve the right to defer payment of that portion of your Account Value that is attributable to a purchase payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Finally, we reserve the right to defer payment of any surrender, annuity payment, or death proceeds out of the Variable Account Value if:

   . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

   . the SEC determines that an emergency exists, as a result of which disposal of securities held in a Division is not reasonably practicable or it is not reasonably practicable to fairly determine the Variable Account Value; or

   .   the SEC by order permits the delay for the protection of Owners.

We may also postpone transfers and allocations of Account Value among the Divisions and the Fixed Account under these circumstances.

                           FEDERAL INCOME TAX MATTERS

GENERAL

We cannot comment on all of the federal income tax consequences associated with the Certificates. Federal income tax law is complex. Its application to a particular person may vary according to facts peculiar to the person. Consequently, we do not intend for you to take this discussion as tax advice. You should consult with your tax adviser before purchasing a Certificate.

We base this discussion on our understanding of the law, regulations and interpretations existing on the date of this Prospectus. Congress, in the past, has enacted legislation changing the tax treatment of annuities in both the Qualified and the Non-Qualified markets and may do so again in the future. The Treasury Department may issue new or amended regulations or other interpretations of existing tax law. The courts may also interpret the tax law in ways that affect the tax treatment of annuities. Any such change could have a retroactive effect. We suggest that you consult your legal or tax adviser on these issues.

The discussion does not address federal estate and gift tax, or social security tax, or any state or local tax consequences associated with the Certificates.

NON-QUALIFIED CERTIFICATES

Purchase Payments. Purchasers of a Certificate that does not qualify for special tax treatment and is "Non-Qualified" may not deduct from their gross income the amount of purchase payments made.

Tax Deferral Before Annuity Commencement Date. Owners who are natural persons are not taxed currently on (1) increases in their Account Value resulting from interest earned in the Fixed Account, or (2) the investment experience of the Separate Account so long as the Separate Account complies with certain diversification requirements. These requirements mean that the Separate Account must invest in Series that are "adequately diversified" in accordance with Treasury Department regulations.

We do not control the Series, but we have received commitments from the investment advisers to the Series that they will use their best efforts to operate the Series in compliance with these diversification requirements. A Certificate investing in a Series that failed to meet the diversification requirements would subject Owners to current taxation of income in the Certificate for the period of such diversification failure (and any subsequent period). Income means the excess of the Account Value over the Owner's investment in the Certificate (discussed below).

Control over allocation of values among different investment alternatives may cause Owners or persons receiving annuity payments to be treated as the owners of the Separate Account's assets for federal income tax purposes. However, current regulations do not provide guidance as to how to avoid this result. We reserve the right to amend the Certificates in any way necessary to avoid this result. The Treasury Department has stated that it may establish standards through regulations or rulings. These standards may apply only prospectively, although they could apply retroactively if the Treasury Department considers the standards not to reflect a new position.

Owners that are not natural persons that is, Owners such as corporations are taxed currently on annual increases in their Account Value, unless an exception applies. Exceptions apply for, among other things, Owners that are not natural persons but that hold a Certificate as an agent for a natural person.

Taxation of Annuity Payments. Part of each annuity payment received after the Annuity Commencement Date is excludible from gross income through the use of an exclusion ratio.
In the case of Fixed Annuity Payments, the excludible portion of each payment is found by multiplying:

   .   the amount paid, by

   . the ratio of the investment in the Certificate (discussed below) to the expected return under the Fixed Annuity Payment Option.

In the case of Variable Annuity Payments, the excludible portion of each payment is the investment in the Certificate divided by the number of expected payments.

In both cases, the remaining portion of each annuity payment, and all payments made after the investment in the Certificate has been reduced to zero, are included in the payee's income. Should annuity payments stop on account of the death of the Annuitant before the investment in the Certificate has been fully paid out, the payee is allowed a deduction for the unpaid amount. If the payee is the Annuitant, the deduction is taken on the final tax return. If the payee is a Beneficiary, that Beneficiary may receive the balance of the total investment as payments are made or on the Beneficiary's final tax return. An Owner's "investment in the Certificate" is the amount equal to the portion of purchase payments made by or on behalf of the Owner that have not been excluded or deducted from the individual's gross income, less amounts previously received under the Certificate that were not included in income.

Taxation of Partial Withdrawals and Total Surrenders. Partial withdrawals from a Certificate are includible in income to the extent that the Owner's Account Value exceeds the investment in the Certificate. In the event you surrender a Certificate in its entirety, the amount of your investment in the Certificate is excludible from income, and any amount you receive in excess of your investment in the Certificate is includible in income. All annuity contracts or certificates we issue to the same Owner during any calendar year are aggregated for purposes of determining the amount of any distribution that is includible in gross income.

Penalty Tax on Premature Distributions. In the case of such a distribution, there may be imposed a federal tax penalty equal to 10% of the amount treated as taxable income. The penalty tax will not apply, however, to distributions:

   .   made on or after the recipient reaches age 59 1/2,

   .   made on account of the recipient's becoming disabled,

   . that are made after the death of the Owner before the Annuity Commencement Date or of the payee after the Annuity Commencement Date (or if such person is not a natural person, that are made after the death of the primary Annuitant, as defined in the Code), or

   . that are part of a series of substantially equal periodic payments made at least annually over the life (or life expectancy) of the Annuitant or the joint life (or joint life expectancies) of the Annuitant and the Beneficiary, provided such payments are made for a minimum of 5 years and the distribution method is not changed before the recipient reaches age 59 1/2 (except in the case of death or disability).

Premature distributions may result from an early Annuity Commencement Date, an early surrender, partial withdrawal from or an assignment of a Certificate, or the early death of an Annuitant, unless the third clause listed above applies.

Payment of Death Proceeds. Special rules apply to the distribution of any death proceeds payable under the Certificate. (See "Death Proceeds.")

Assignments and Loans. An assignment, loan, or pledge under a Non-Qualified Certificate is taxed in the same manner as a partial withdrawal, as described above. Repayment of a loan or release of an assignment or pledge is treated as a new purchase payment.

INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")

Purchase Payments. Individuals who are not active participants in a tax qualified retirement plan may, in any year, deduct from their taxable income purchase payments made to an IRA equal to the lesser of $2,000 or 100% of the individual's earned income. In the case of married individuals filing a joint return, the deduction will, in general, be the lesser of $4,000 or 100% of the combined earned income of both spouses, reduced by any deduction for an IRA purchase payment allowed to the spouse. Single persons who participate in a tax-qualified retirement plan and who have adjusted gross income not in excess of $32,000 for 2000 may fully deduct their IRA purchase payments. Those who have adjusted gross income in excess of $42,000 for 2000 will not be able to deduct purchase payments. For those with adjusted gross income in the range between $32,000 and $42,000 in 2000, the deduction decreases to zero, based on the amount of income. Beginning in 2001, that income range will increase, as follows:

      2001           2002          2003             2004         2005 AND
                                                                THEREAFTER
---------------------------------------------------------------------------
    $33,000        $34,000       $40,000          $45,000           $50,000
       to             to            to               to                to
    $43,000        $44,000       $50,000          $55,000           $60,000
---------------------------------------------------------------------------

Similarly, the otherwise deductible portion of an IRA purchase payment will be phased out, in the case of married individuals filing joint tax returns, with adjusted gross income between $52,000 and $62,000 in 2000, and in the case of married individuals filing separately, with adjusted gross income between $0 and $10,000 in 2000. (A husband and wife who file separate returns and live apart at all times during the taxable year are not treated as married individuals.) Beginning in 2001, the income range over which the otherwise deductible portion of an IRA purchase payment will be phased out for married individuals filing joint tax returns will increase as follows:


      2001           2002          2003          2004          2005          2006         2007 AND
                                                                                          THEREAFTER
-----------------------------------------------------------------------------------------------------
    $53,000        $54,000       $60,000       $65,000       $70,000       $75,000          $80,000
       to             to            to            to            to            to               to
    $63,000        $64,000       $70,000       $75,000       $80,000       $85,000         $100,000
-----------------------------------------------------------------------------------------------------

A married individual filing a joint tax return, who is not an active participant in a tax-qualified retirement plan, but whose spouse is an active participant in such a plan, may, in any year, deduct from his or her taxable income purchase payments for an IRA equal to the lesser of $2,000 or 100% of the individual's earned income. For the individual, the adjusted gross income range over which the otherwise deductible portion of an IRA purchase payment will be phased out is $150,000 to $160,000.

Tax Free Rollovers.  Amounts may be transferred, in a tax-free rollover, from
(1) a tax-qualified plan to an IRA or (2) from one IRA to another IRA if the transfer meets certain conditions. All taxable distributions ("eligible rollover distributions") from tax qualified plans are eligible to be rolled over with the exception of:

   .   annuities paid over a life or life expectancy,

   .   installments for a period of ten years or more, and

   .   required minimum distributions under section 401(a)(9) of the Code.

Rollovers may be accomplished in two ways. First, we may pay an eligible rollover distribution directly to an IRA (a "direct rollover"). Second, we may pay the distribution directly to the Annuitant and then, within 60 days of receipt, the Annuitant may roll the amount over to an IRA. However, any amount that was not distributed as a direct rollover will be subject to 20% income tax withholding.

Distributions from an IRA. Amounts received under an IRA as annuity payments, upon partial withdrawal or total surrender, or on the death of the Annuitant, are included in the Annuitant's or other recipients' income. If nondeductible purchase payments have been made, a pro rata portion of such distributions may not be includible in income. A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the Annuitant reaches age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

   . distributions that are part of a series of substantially equal periodic payments made at least annually over the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and the Beneficiary;

       provided such payments are made for a minimum of 5 years and the distribution method is not changed before the recipient reaches age 59 1/2 (except in the case of death or disability);

   . distributions for medical expenses in excess of 7.5% of the Annuitant's adjusted gross income without regard to whether the Annuitant itemizes deductions on his or her tax return;

   . distributions for health insurance premiums to an unemployed individual who has received unemployment compensation for at least 12 consecutive weeks;

   . distributions for qualified first-time home purchases for the individual, a spouse, children, grandchildren, or ancestor of the individual or the individual's spouse, subject to a $10,000 lifetime maximum; and

   . distributions for higher education expenses for the individual, a spouse, children, or grandchildren.

Distributions of minimum amounts required by the Code must commence by April 1 of the calendar year following the calendar year in which the Annuitant reaches age 70 1/2 or retires (whichever is later). Additional distribution rules apply after the death of the Annuitant. These rules are similar to those governing distributions on the death of an Owner (or other payee during the Annuity Period) under a Non-Qualified Certificate. (See "Death Proceeds.") Failure to comply with the minimum distribution rules will result in a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

On January 11, 2001, the Internal Revenue Service ("IRS") issued new proposed regulations simplifying how required minimum distributions are calculated. The new rules are still complex. Generally, the new rules must be used for calendar years beginning January 1, 2002 and everyone will be required to use the same method. The IRS has provided a simple uniform table regardless of IRA beneficiary with the exception of spousal beneficiaries more than 10 years younger than the owner. In most cases, the new required minimum distribution amount is less than under the old rules. We suggest you contact your tax adviser regarding these new rules.

ROTH IRAS

Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to $2,000 per year. This permitted contribution is phased out for adjusted gross income between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRAs and non-Roth IRAs.

An individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. There are no similar limitations on rollovers from a Roth IRA to another Roth IRA.

Qualified distributions from Roth IRAs are entirely tax-free. A qualified distribution requires that (1) the individual has held the Roth IRA for at least five years and (2) the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as qualified first-time home purchase. Qualified Distributions for a qualified first-time home purchase, are subject to a $10,000 lifetime maximum for the individual, a spouse, child, grandchild, or ancestor of such individual or the individual's spouse.

SIMPLIFIED EMPLOYEE PENSION PLANS

Eligible employers may establish an IRA plan known as a simplified employee pension plan ("SEP"), if certain requirements are met. An employee may make contributions to a SEP in accordance with the rules applicable to IRAs discussed above. Employer contributions to an employee's SEP are deductible by the employer and are not currently includible in the taxable income of the employee, provided that total employer contributions do not exceed the lesser of 15% of an employee's compensation or $35,000 for 2001.

SIMPLE RETIREMENT ACCOUNTS

Eligible employers may establish an IRA plan known as a simple retirement account ("SRA"), if they meet certain requirements. Under an SRA, the employer contributes elective employee compensation deferrals up to a maximum of $6,500 a year for 2001 to the employee's SRA. The employer must, in general, make a fully vested matching contribution for employee deferrals up to a maximum of 3% of compensation.

OTHER QUALIFIED PLANS

Purchase Payments. Purchase payments made by an employer under a pension, profit sharing, or annuity plan qualified under section 401 or 403(a) of the Code, not in excess of certain limits, are deductible by the employer. The purchase payments are also excluded from the current income of the employee.

Distributions Before the Annuity Commencement Date. Purchase payments includible in an employee's taxable income (less any amounts previously received that were not includible in the employee's taxable income) represent the employee's "investment in the Certificate." Amounts received before the Annuity Commencement Date under a Certificate in connection with a section 401 or 403(a) plan are generally allocated on a pro-rata basis between the employee's investment in the Certificate and other amounts. A lump-sum distribution will not be includible in income in the year of distribution, if the employee transfers, within 60 days of receipt, all amounts received (less the employee's investment in the Certificate), to another tax-qualified plan, to an individual retirement account or an IRA in accordance with the rollover rules under the Code.

However, any amount that is not distributed as a direct rollover will be subject to 20% income tax withholding. (See "Tax Free Rollovers.") Special tax treatment may be available, for tax years beginning before December 31, 1999, in the case of certain lump-sum distributions that are not rolled over to another plan or IRA.

A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the employee reaches age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are:

   . part of a series of substantially equal periodic payments made at least annually beginning after the employee separates from service and made over the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and the Beneficiary, provided such payments are made for at least 5 years and the distribution method is not changed before the recipient reaches age 59 1/2 (except in the case of death or disability);

   . made after the employee's separation from service on account of early retirement after attaining age 55;

   . made to pay for qualified higher education or first-time home buyer expenses;

   . made to an alternate payee pursuant to a qualified domestic relations order, if the alternate payee is the spouse or former spouse of the employee; or

   . distributions for medical expenses in excess of 7.5% of the Annuitant's adjusted gross income without regard to whether the Annuitant itemizes deductions on his or her tax return; or

   . distributions for health insurance premiums to an unemployed individual who has received unemployment compensation for at least 12 consecutive weeks.

Annuity Payments.  A portion of annuity payments received under Certificates for section 401 and 403(a) plans after the Annuity Commencement Date may be excludible from the employee's income, in the manner discussed above, in connection with Variable Annuity Payments, under "Non-Qualified Certificates - Taxation of Annuity Payments." The difference is that, here, the number of expected payments is determined under a provision in the Code. Distributions of minimum amounts required by the Code generally must commence by April 1 of the calendar year following the calendar year in which the employee reaches age
70 1/2 (or retires, if later). Failure to comply with the minimum distribution rules will result in a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution. (See "Distributions from an IRA.")

Self-Employed Individuals. Various special rules apply to tax-qualified plans established by self-employed individuals.

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

Purchase Payments. Private taxable employers may establish unfunded, Non-Qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. To avoid current taxation, these benefits must be subject to a substantial risk of forfeiture.

These types of programs allow individuals to defer (1) receipt of up to 100% of compensation that would otherwise be includible in income and (2) payment of federal income taxes on the amounts.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Certificate is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Certificate and is entitled only to payment from the employer's general assets in accordance with plan provisions. Purchase payments are not currently deductible by the employer until benefits are included in the taxable income of the employee.

Taxation of Distributions. Amounts that an individual receives from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

Amounts distributed from a Certificate, to the extent includible in taxable income, are subject to federal income tax withholding.

In some cases, if you own more than one Qualified annuity contract, the contracts may be considered together to determine whether the federal tax law requirement for minimum distributions after age 70 1/2, or retirement in appropriate circumstances, has been satisfied. You may rely on distributions from another annuity contract to satisfy the minimum distribution requirement under a Qualified Certificate we issued. However, you must sign a waiver releasing us from any liability to you for not calculating and reporting the amount of taxes and penalties payable for failure to make required minimum distributions under the Certificate.

TAXES PAYABLE BY AGL AND THE SEPARATE ACCOUNT

AGL is taxed as a life insurance company under the Code. The operations of the Separate Account are part of the total operations of AGL and are not taxed separately. Under existing federal income tax laws, AGL is not taxed on investment income derived by the Separate Account (including realized and unrealized capital gains) with respect to the Certificates. AGL reserves the right to allocate to the Certificates any federal, state or other tax liability that may result in the future from maintenance of the Separate Account or the Certificates.

Certain Series may elect to pass through to AGL any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld that the Series will also pass through. These credits may provide a benefit to AGL.

                           DISTRIBUTION ARRANGEMENTS

Individuals who sell the Certificates will be licensed by state insurance authorities as agents of USL. The individuals will also be registered representatives of American General Securities Incorporated ("AGSI", the principal underwriter and the distributor of the Certificates), or other broker-dealer firms. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation. AGSI and any non-exempt broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

AGSI is an affiliate of USL. AGSI's principal business address is 2727 Allen Parkway, Houston, Texas 77019-2191.

USL offers the Certificates on a continuous basis.

USL compensates broker-dealers that sell the Certificates according to one or more compensation schedules. The schedules provide for commissions of up to 7.0% of purchase payments that Owners make. Subject to approval of the New York Insurance Department, USL may also pay continuing "trail" commissions of up to 0.75%.

USL may pay AGSI for its promotional activities, such as solicitation of selling group agreements between broker-dealers and USL, agent appointments with USL, printing and development of sales literature to be used by USL appointed agents
and related marketing support, and related special promotional campaigns.   From
time to time, AGSI may engage in special promotions where AGSI pays additional compensation to one or more of the broker-dealers that sell the Certificates. None of these distribution expenses results in any additional charges under the Certificates that are not described under "Charges under the Certificates."

                                 LEGAL MATTERS

We are not involved in any legal matter about the Separate Account that would be considered material to the interests of Owners. Pauletta P. Cohn, Associate General Counsel of AGLC has passed upon the legality of the Certificates described in this Prospectus.

                           OTHER INFORMATION ON FILE

We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 for the Certificates discussed in this Prospectus. We have not included all of the information in the Registration Statement and its exhibits. Statements contained in this Prospectus concerning the group master contract, Certificates and other legal instruments are intended to be summaries. For a complete statement of their terms, you should refer to the documents that we filed with the Securities and Exchange Commission.

We will send you a Statement on request without charge. To make your request, you can either call us or send us the form on the last page of this Prospectus. The Statement's contents are as follows:

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
General Information...........................................................2
Regulation and Reserves.......................................................3
Accounting and  Auditing Experts..............................................4
Services......................................................................4
Principal Underwriter.........................................................4
Annuity Payments..............................................................5
   Gender of Annuitant........................................................5
   Misstatement of Age or Gender and Other Errors.............................5
Change of Investment Adviser or Investment Policy.............................5
Performance Data for the Divisions............................................6
   Average Annual Total Return Calculations...................................6
   Total Return Calculations (without Surrender Charge or Annual Certificate
      Fee)....................................................................6
   Cumulative Total Return Calculations (without Surrender Charge or Annual
      Certificate Fee)........................................................7
   Hypothetical Performance...................................................7
   Yield Calculations.........................................................10
   Money Market Division Yield and Effective Yield Calculations...............10
   Performance Comparisons....................................................11
Effect of Tax-Deferred Accumulation...........................................12
Financial Statements..........................................................13
Index to Financial Statements.................................................14

                    THE UNITED STATES LIFE INSURANCE COMPANY
                        IN THE CITY OF NEW YORK ("USL")
                       Administrative Center, Houston, TX

To obtain a Statement of Additional Information, please complete the form below and mail to:

     The United States Life Insurance Company in the City of New York
     Attention:  Administrative Center
     P.O. Box 1401
     Houston, TX  77251-1401

Please send a Statement of Additional Information for the Generations Variable Annuity to me at the following address:



--------------------------
Name



--------------------------
Address



--------------------------
City/State            Zip Code

                  (THIS DOCUMENT IS NOT PART OF A PROSPECTUS)

              INDIVIDUAL RETIREMENT ANNUITY DISCLOSURE STATEMENT
                                 INTRODUCTION

THIS DISCLOSURE STATEMENT IS DESIGNED FOR OWNERS OF IRAS ISSUED BY THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ON OR AFTER MAY 1, 2001.

This Disclosure Statement is not part of your annuity certificate but contains general and standardized information, which must be furnished to each person who is issued an Individual Retirement Annuity. You must refer to your certificate to determine your specific rights and obligations thereunder.


                                  REVOCATION

If you are purchasing a new or rollover IRA, then if for any reason you, as a recipient of this Disclosure Statement, decide within 20 days from the date your certificate is delivered that you do not desire to retain your IRA, written notification to the Company must be mailed, together with your certificate, within that period. If such notice is mailed within 20 days, current certificate value or contributions if required, without adjustments for any applicable sales commissions or administrative expenses, will be refunded.

MAIL NOTIFICATION OF REVOCATION AND YOUR CERTIFICATE TO:
               The United States Life Insurance Company in the City of New York Administrative Center
               P. O. Box 1401
               Houston, Texas  77251-1401
               Phone No. (800) 346-4944

                                  ELIGIBILITY

Under Internal Revenue Code ("Code") Section 219, if you are not an active participant (see A. below), you may make a contribution of up to the lesser of $2,000 or 100% of compensation and take a deduction for the entire amount contributed. If you are a married individual filing a joint return, and your compensation is less than your spouse's, the total deduction will, in general, be the lesser of $4,000 or 100% of the combined earned income of both spouses, reduced by any deduction for an IRA purchase payment allowed to your spouse. If you are an active participant, but have an adjusted gross income (AGI) below a certain level (see B. below), you may still make a deductible contribution. If, however, you or your spouse is an active participant and your combined AGI is above the specified level, the amount of the deductible contribution you may make to an IRA will be phased down and eventually eliminated.

A.  ACTIVE PARTICIPANT

You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, certain government plans, a salary reduction arrangement (such as a tax sheltered annuity arrangement or a 401(k) plan), a Simplified Employee Pension program
(SEP), any Simple Retirement Account or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

You are an active participant for a year even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans, you may be an active participant even if you were only with the employer for part of the year.

You are not considered an active participant if you are covered in a plan only because of your service as 1) an Armed Forces Reservist for less than 90 days of active service, or 2) a volunteer fire fighter covered for firefighting service by a government plan. Of course, if you are covered in any other plan, these exceptions do not apply.

If you are married, (i) filed a separate tax return, and did not live with your spouse at any time during the year, or (ii) filed a joint return and have a joint AGI of less than $150,000, your spouse's active participation will not affect your ability to make deductible contributions. If you are married and file jointly, your deduction will be phased out between an AGI of $150,000 to $160,000.

B.  ADJUSTED GROSS INCOME (AGI)

If you are an active participant, you must look at your Adjusted Gross Income for the year (if you and your spouse file a joint tax return, you use your combined AGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

If you are single, the Threshold Level is $32,000 for 2001. If you are married and file a joint tax return, the Threshold Level is $52,000. If you are married but file a separate tax return, the Threshold Level will be $0.

For taxable years beginning in 1999, the Threshold Levels for single individuals and for married individuals filing jointly increases as follows:


                                     Threshold Level
For taxable years beginning in:      Single       Married (filing jointly)
----------------------------------   -------      ------------------------
       2000                          $32,000      $52,000
       2001                          $33,000      $53,000
       2002                          $34,000      $54,000
       2003                          $40,000      $60,000
       2004                          $45,000      $65,000
       2005                          $50,000      $70,000
       2006                          $50,000      $75,000
       2007 and thereafter           $50,000      $80,000

       A married individual filing a joint tax return, who is not an active participant, but whose spouse is, may, in any year, make deductible IRA contributions equal to the lesser of $2,000 or 100% of the individual's earned income. The Threshold Level for such individual is $150,000.

       If your AGI is less than $10,000 above your Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level (AGI - Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000. In the case of a married individual filing jointly and earning less than his or her spouse, the maximum Allowable Deduction is the lesser of $2,000 or the spouse's income, less any deductible IRA contributions or contributions to a Roth IRA. You can estimate your Deduction Limit as follows:

       (Your Deduction Limit may be slightly higher if you use this formula rather than the table provided by the IRS.)

       $10,000 - Excess AGI
       --------------------
          $10,000             x  Maximum Allowable Deduction  =  Deduction Limit

          For the taxable year beginning in 2007, the deduction limit for married individuals filing jointly will be determined as follows:

       $10,000 - Excess AGI
       --------------------
          $20,000             x  Maximum Allowable Deduction  = Deduction Limit


          You must round up the result to the next highest $10 level (the next highest number which ends in zero). For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot, in any event, exceed 100% of your compensation.

     EXAMPLE 1: Ms. Smith, a single person, is an active participant and has an AGI of $36,619. In 2000, she would calculate her deductible IRA contribution as follows:

       Her AGI is $38,619
       Her Threshold Level is $32,000
       Her Excess AGI is (AGI - Threshold Level) or ($38,619-$32,000) = $6,619 Her Maximum Allowable Deduction is $2,000

       So, her IRA deduction limit is:

              $10,000 - $6,619
              ----------------
                   $10,000        x $2,000 = $676 (rounded to $680)

     EXAMPLE 2: Mr. and Mrs. Young file a joint tax return. Each spouse earns more than $2,000 and one is an active participant. Their 2000 combined AGI is $55,255. Neither spouse contributed to a Roth IRA. They may each contribute to an IRA and calculate their deductible contributions to each IRA as follows:

       Their AGI is $55,255
       Their Threshold Level is $52,000
       Their Excess AGI is (AGI - Threshold Level) or ($55,255 - $52,000) =
         $3,255
       The Maximum Allowable Deduction for each spouse is $2,000
       So, each spouse may compute his or her IRA deduction limit as follows:

               $10,000 - 3,255
               ---------------
                  $10,000        x $2,000 = $1,349 (rounded to $1,350)


     EXAMPLE 3: If, in Example 2, Mr. Young did not earn any compensation, each spouse could still contribute to an IRA and calculate their deductible contribution to each IRA as in Example 2.

     EXAMPLE 4: In 2000, Mr. Jones, a married person, files a separate tax return and is an active participant. He has $1,500 of compensation and wishes to make a deductible contribution to an IRA.

       His AGI is $1,500
       His Threshold Level is $0
       His Excess AGI is (AGI - Threshold Level) or $1,500-$0) = $1,500 His Maximum Allowable Deduction is $2,000
       So, his IRA deduction limit is:

            $10,000 - $1,500
            ----------------
               $10,000          x $2,000 = $1,700

       Even though his IRA deduction limit under the formula is $1,700, Mr. Jones may not deduct an amount in excess of his compensation, so, his actual deduction is limited to $1,500.

                     NON-DEDUCTIBLE CONTRIBUTIONS TO IRAs

Even if you are above the Threshold Level and thus may not make a deductible contribution of up to $2,000 (or up to $4,000 in the case of married individuals filing a joint return), you may still contribute up to the lesser of 100% of compensation or $2,000 to an IRA ($4,000 in the case of married individuals filing a joint return). The amount of your contribution which is not deductible will be a non-deductible contribution to the IRA. You may also choose to make a contribution non-deductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or non-deductible contributions, will not be taxable to you until taken out of your IRA and distributed to you.

If you make a non-deductible contribution to an IRA, you must report the amount of the non-deductible contribution to the IRS on Form 8606 as a part of your tax return for the year.

You may make a $2,000 contribution (or up to $4,000 in the case of married individuals filing a joint return) at any time during the year, if your compensation for the year will be at least $2,000 (or up to $4,000 in the case of married individuals filing a joint return), without having to know how much will be deductible. When you fill out your return, you may then figure out how much is deductible.

You may withdraw an IRA contribution made for a year any time before April 15 of the following year. If you do so, you must also withdraw the earnings attributable to that portion and report the earnings as income for the year for which the contribution was made. If some portion of your contribution is not deductible, you may decide either to withdraw the non-deductible amount, or to leave it in the IRA and designate that portion as a non-deductible contribution on your tax return.

                               IRA DISTRIBUTIONS

Generally, IRA distributions which are not rolled over (see "Rollover IRA Rules," below) are included in your gross income in the year they are received. Non-deductible IRA contributions, however, are made using income which has already been taxed (that is, they are not deductible contributions). Thus, the portion of the IRA distributions consisting of non-deductible contributions will not be taxed again when received by you. If you make any non-deductible IRA contributions, each distribution from your IRA(s) will consist of a non-taxable portion (return of deductible contributions, if any, and account earnings).

Thus, you may not take a distribution which is entirely tax-free. The following formula is used to determine the non-taxable portion of your distributions for a taxable year:

       Remaining
  Non-Deductible Contributions
  ----------------------------
  Year-End Total IRA Balances    x  Total Distributions  =  Nontaxable Distributions
                                       (for the year)           (for the year)

To figure the year-end total IRA balance, you treat all of your IRAs as a single IRA. This includes all regular IRAs (whether accounts or annuities), as well as Simplified Employee Pension (SEP) IRAs, and Rollover IRAs. You also add back the distributions taken during the year.

  EXAMPLE: An individual makes the following contributions to his or her IRA(s).

     YEAR                       DEDUCTIBLE                  NON-DEDUCTIBLE
     ----                       -----------                 --------------

     1991                          $ 2,000
     1992                            1,800
     1995                            1,000                         $1,000
     1997                              600                          1,400
                                    ------                 --------------
                                   $ 5,400                         $2,400

     Deductible Contributions:                                     $5,400
     Non-Deductible Contributions:                                  2,400
     Earnings on IRAs:                                              1,200
                                                                   ------
     Total Account Balance of IRA(s) as of 12/31/00:               $9,000
     (before distributions in 2000).

In 2000, the individual takes a distribution of $3,000. The total account balance in the IRAs on 12/31/00 before 2000 distributions is $9,000. The non-taxable portion of the distributions for 2000 is figured as follows:



Total non-deductible contributions                        $2,400
                                                          ------
Total account balance in the IRAs, before distributions   $9,000   x  $3,000  =  $800

Thus, $800 of the $3,000 distribution in 2000 will not be included in the individual's taxable income. The remaining $2,200 will be taxable for 2000.

                              ROLLOVER IRA RULES
1.  IRA TO IRA

You may withdraw, tax-free, all or part of the assets from an IRA and reinvest them in one or more IRAs. The reinvestment must be completed within 60 days of receipt of the withdrawal. No IRA deduction is allowed for the reinvestment. Amounts required to be distributed because the individual has reached age 70 1/2 may not be rolled over. The rollover of one IRA to another may be made no more than once during a one year period.

2.  EMPLOYER PLAN DISTRIBUTIONS TO IRA

All taxable distributions (known as "eligible rollover distributions") from qualified pension, profit-sharing, stock bonus and tax sheltered annuity plans may be rolled over to an IRA, with the exception of (1) annuities paid over a life or life expectancy, (2) installments for a period of ten years or more, and
(3) required minimum distributions under section 401(a)(9).

Rollovers may be accomplished in two ways. First, you may elect to have an eligible rollover distribution paid directly to an IRA (a "direct rollover"). Second, you may receive the distribution directly and then, within 60 days of receipt, roll the amount over to an IRA. Under the law, however, any amount that you elect not to have distributed as a direct rollover will be subject to 20 percent income tax withholding, and, if you are younger than age 59 1/2, may result in a 10% excise tax on any amount of the distribution that is included in income. Questions regarding distribution options under the Act should be directed to your Plan Trustee or Plan Administrator, or may be answered by consulting IRS Regulations (S)1.401(a)(31)-1, (S)1.402(c)-2T and
(S)31.3405(c)-1.

                     PENALTIES FOR PREMATURE DISTRIBUTIONS

If you receive a distribution from your IRA before you reach age 59 1/2, an additional tax of 10 percent will be imposed under Code (S)72(t), unless the distribution (a) occurs because of your death or disability, (b) is for certain medical care expenses or to an unemployed individual for health insurance premiums, (c) is received as a part of a series of substantially equal payments over your life or life expectancy, (d) is received as a part of a series of substantially equal payments over the lives or life expectancy of you and your beneficiary, or (e) the distribution is contributed to a rollover IRA, (f) is used for a qualified first time home purchase for you, your spouse, children, grandchildren, or ancestor, subject to a $10,000 lifetime maximum or (g) is for higher education purposes for you, your spouse, children or grandchildren.

                             MINIMUM DISTRIBUTIONS

Under the rules set forth in Code (S)408(b)(3) and (S)401(a)(9), you may not leave the funds in your annuity certificate indefinitely. Certain minimum distributions are required. These required minimum distributions may be taken in one of two ways: (a) by withdrawing the balance of your annuity certificate by a "required beginning date," usually April 1 of the year following the date at which you reach age 70 1/2; or (b) by withdrawing periodic distributions of the balance in your annuity certificate by the required beginning date.

On January 11, 2001, the IRS issued new proposed regulations simplifying how required minimum distributions are calculated. The new rules are still complex. Generally, the new rules must be used for calendar years beginning January 1, 2002 and everyone will be required to use the same method using a simple uniform table regardless of IRA beneficiary with the exception of spousal beneficiaries more than 10 years younger than the participant. In most cases, the new required minimum distribution amount is less than under the old rules. Again, you are urged to contact your tax adviser regarding these new rules.

If you do not satisfy the minimum distribution requirements, then, pursuant to Code (S)4974, you may have to pay a 50% excise tax on the amount not distributed as required that year.

The foregoing minimum distribution rules are discussed in detail in IRS Publication 590, "Individual Retirement Arrangements."

                                   REPORTING

You are required to report penalty taxes due on excess contributions, excess accumulations, premature distributions, and prohibited transactions. Currently, IRS Form 5329 is used to report such information to the Internal Revenue Service.

                            PROHIBITED TRANSACTIONS

Neither you nor your beneficiary may engage in a prohibited transaction, as that term is defined in Code (S)4975.

Borrowing any money from this IRA would, under Code (S)408(e)(3), cause the annuity certificate to cease to be an Individual Retirement Annuity and would result in the value of the annuity being included in the owner's gross income in the taxable year in which such loan is made.

Use of this annuity certificate as security for a loan from the Company, if such loan were otherwise permitted, would, under Code (S)408(e)(4), cause the portion so used to be treated as a taxable distribution.

                             EXCESS CONTRIBUTIONS

Tax Code (S)4973 imposes a 6 percent excise tax as a penalty for an excess contribution to an IRA. An excess contribution is the excess of the deductible and nondeductible amounts contributed by the Owner to an IRA for that year over the lesser of his or her taxable compensation or $2,000. (Different limits apply in the case of a spousal IRA arrangement.) If the excess contribution is not withdrawn by the due date of your tax return (including extensions) you will be subject to the penalty. This 6% excise tax is required to be paid each year that the excess contribution remains in the IRA.


                                 IRS APPROVAL

Your annuity certificate and IRA endorsement have been approved by the Internal Revenue Service as a tax qualified Individual Retirement Annuity. Such approval by the Internal Revenue Service is a determination only as to the form of the annuity and does not represent a determination of the merits of such annuity.

This disclosure statement is intended to provide an overview of the applicable tax laws relating to Individual Retirement Arrangements. It is not intended to constitute a comprehensive explanation as to the tax consequences of your IRA. AS WITH ALL SIGNIFICANT TRANSACTIONS SUCH AS THE ESTABLISHMENT OR MAINTENANCE OF, OR WITHDRAWAL FROM AN IRA, APPROPRIATE TAX AND LEGAL COUNSEL SHOULD BE CONSULTED. Further information may also be acquired by contacting your IRS District Office or consulting IRS Publication 590.


                             FINANCIAL DISCLOSURE
                (GENERATIONS VARIABLE ANNUITY, FORM NO. 98033N)

This Financial Disclosure is applicable to IRAs using a Generations Variable Annuity (certificate form number 98033N) purchased from American General Life Insurance Company on or after May 1, 2001.

Earnings under variable annuities are not guaranteed, and depend on the performance of the investment option(s) selected. As such, earnings cannot be projected. Set forth below are the charges associated with such annuities.

CHARGES:

  (a) A maximum annual certificate maintenance charge of $30 deducted at the end of each certificate year.

  (b) A maximum charge of $25 for each transfer, in excess of 12 free transfers annually, of certificate value between divisions of the Separate Account.

  (c) To compensate for mortality and expense risks assumed under the certificate, variable divisions only will incur a daily charge at an annualized rate of 1.25% of the average Separate Account Value of the certificate during both the Accumulation and the Payout Phase.

  (d) Premium taxes, if applicable, may be charged against Accumulation Value at time of annuitization or upon the death of the Annuitant. If a jurisdiction imposes premium taxes at the time purchase payments are made, the Company may deduct a charge at that time, or defer the charge until the purchase payments are withdrawn, whether on account of a full or partial surrender, annuitization, or death of the Annuitant.

  (e) If the certificate is surrendered, or if a withdrawal is made, there may be a Surrender Charge. The Surrender Charge equals the sum of the following:

          6% of purchase payments for surrenders and withdrawals made during the first certificate year following receipt of the purchase payments surrendered;

          6% of purchase payments for surrenders and withdrawals made during the second certificate year following receipt of the purchase payments surrendered;

          5% of purchase payments for surrenders and withdrawals made during the third certificate year following receipt of the purchase payments surrendered;

          5% of purchase payments for surrenders and withdrawals made during the fourth certificate year following receipt of the purchase payments surrendered;

          4% of purchase payments for surrenders and withdrawals made during the fifth certificate year following receipt of the purchase payments surrendered;

          3% of purchase payments for surrenders and withdrawals made during the sixth certificate year following receipt of the purchase payments surrendered;

          2% of purchase payments for surrenders and withdrawals made during the seventh certificate year following receipt of the purchase payments surrendered.

          There will be no charge imposed for surrenders and withdrawals made during the eighth and subsequent certificate years following receipt of the purchase payments surrendered.

          Under certain circumstances described in the certificate, portions of a partial withdrawal may be exempt from the Surrender Charge.

  (f) To compensate for administrative expenses, a daily charge will be incurred at an annualized rate of 0.15% of the average Separate Account Value of the certificate during the Accumulation and the Payout Phase.

  (g) Each variable division will be charged a fee for asset management and other expenses deducted directly from the underlying fund during the Accumulation and Payout Phase. Total fees will range between 0.60% and 1.80%.

                  (THIS DOCUMENT IS NOT PART OF A PROSPECTUS)

         ROTH INDIVIDUAL RETIREMENT ANNUITY (IRA) DISCLOSURE STATEMENT


                                 INTRODUCTION

THIS DISCLOSURE STATEMENT IS DESIGNED FOR OWNERS OF ROTH IRAS ISSUED BY THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ON OR AFTER MAY 1, 2001.

This Disclosure Statement is not part of your annuity certificate but contains general and standardized information which must be furnished to each person who is issued a Roth IRA. You must refer to your certificate to determine your specific rights and obligations thereunder.

Revocation. If you are purchasing a new or rollover Roth IRA, then if for any reason you, as a recipient of this Disclosure Statement, decide within 10 days from the date your certificate is delivered that you do not desire to retain your Roth IRA, written notification to the Company must be mailed, together with your certificate, within that period. If such notice is mailed within 10 days, current certificate value or contributions if required, without adjustments for any applicable sales commissions or administrative expenses, will be refunded.

MAIL NOTIFICATION OF REVOCATION AND YOUR CERTIFICATE TO:
             The United States Life Insurance Company in the City of New York Administrative Center
             P. O. Box 1401
             Houston, Texas  77251-1401
             Phone No. (800) 346-4944

Deductibility. Contributions to your Roth IRA are not deductible on your personal income tax return. Your Roth IRA contributions are made with money that has already been taxed.

Eligibility. You can contribute up to the amount of your earned income, but not more than $2,000 in any one year, even if you are age 70 1/2 or older. In addition, non-working spouses can contribute to a Roth IRA, provided the working spouse has at least as much earned income as both spouses will contribute to their respective Roth IRAs.

Contribution Limits. Contributions to your Roth IRA are subject to the limitations described in sections 408A and 219 of the Internal Revenue Code of 1986, as amended (the "Code"). In general, you may contribute up to $2,000 per year to your Roth IRA. However, contributions to your Roth IRA must be aggregated with contributions to traditional deductible or non-deductible IRAs for purposes of the annual $2,000 limit. In addition, your contribution limit may be lower than $2,000 if your adjusted gross income (AGI) exceeds a certain amount. For married individuals filing a joint return with AGI between $150,000 and $160,000, single individuals with AGI between $95,000 and $110,000 and married individuals filing separately with an AGI between $0 and $10,000, the $2,000 annual contribution limit is gradually phased out. These limits apply without regard to whether either spouse is an active participant, as that term is defined in Code section 219.

                                    Page 1-R

Applying the Contribution Limits. If your AGI exceeds the contribution limits described above, then you may determine the extent to which your contribution is phased out by using the following formula:

     (1)  Start with your AGI.
     (2)  Subtract from the amount in (1):
          a)  $150,000 if filing a joint return
          b)  $0 if married filing a separate return
          c) $95,000 if single, head of household or married filing a separate return and you lived apart from your spouse during the entire year.
     (3) Divide the result in (2) by $15,000 ($10,000 if filing a joint return).
     (4) Multiply your contribution limit (after reduction for any contributions to traditional IRAs) by the result in (3).
     (5) Subtract the result in (4) from your contribution limit before this reduction. The result is your reduced contribution limit.

You may round your reduced contribution limit up to the nearest $10. If your reduced contribution limit is more than $0, but less than $200, increase the limit to $200.

     Example. You are a single individual with taxable compensation of $113,000. You want to make the maximum allowable contribution to your Roth IRA for 2000. Your AGI for 2000 is $100,000. You have not contributed to any traditional IRA, so your contribution limit before the AGI reduction is $2,000. Your reduced Roth IRA contribution is $1,340, figured as follows:

     (1)  Modified AGI = $100,000
     (2)  $100,000 - $95,000 = $5,000
     (3)  $   5,000 / $15,000 = .3333
     (4)  $2,000 (contribution limit before adjustment) x .3333 = $667
     (5) $2,000 - $667 = $1,333. This figure is rounded up to the nearest $10, so your reduced Roth IRA contribution limit is $1,340.

Conversions or rollovers. Conversions or rollovers from a traditional IRA are only permitted for taxpayers whose AGI does not exceed $100,000 in the year of the conversion or rollover. Neither conversions nor rollovers are permitted for married individuals filing separate returns. Conversions or rollovers from traditional IRAs to Roth IRAs are generally taxed entirely in the year of the conversion or rollover. Conversions or rollovers to your Roth IRA are permitted only from a traditional IRA or another Roth IRA. You may not convert or roll over directly to a Roth IRA from a qualified plan described in section 401(a) or 401(k) of the Code, or from an annuity described in section 403(b) of the Code.

Taxation of Distributions. Distributions from your Roth IRA will be treated first as withdrawals of your regular contributions, then withdrawals of conversion or rollover contributions, then finally any earnings. Therefore, distributions will be non-taxable to the extent of your investment in your Roth IRA. However, a distribution from your Roth IRA may be subject to a 10% penalty tax, even if the distribution is not otherwise taxable, if it is a distribution of a conversion or rollover amount within five years of the conversion or rollover. Your Roth IRA is not subject to the minimum distribution rules before death or to the incidental benefit rules, both of which are contained in section 401(a)(9).

Distributions from your Roth IRA which consist of earnings will be taxable unless they are:

                                    Page 2-R

1. Made at least five years after you established your first Roth IRA (whether the Roth IRA was established with regular contributions or conversion or rollover contributions); and

2. Made after you attain age 59 1/2, or for qualifying first-time homebuyer expenses (in accordance with section 72(t)(2)(F), or on account of your death or disability (as defined in section 72(m)(7)).

Taxable distributions may also be subject to a 10% penalty tax unless you are over age 59 1/2 or you meet one of several other exceptions to the penalty tax. In general, the same exceptions to the 10% penalty tax that apply to traditional IRAs also apply to Roth IRAs. See IRS publication 590 for a discussion of the exceptions to the penalty tax.

Post-death distributions. Upon your death, distributions from your Roth IRA to your beneficiary generally must commence by the end of the next calendar year and be paid over a period no longer than your beneficiary's life expectancy. Alternatively, your beneficiary can take a complete distribution of the balance of your Roth IRA account by the end of the fifth calendar year after your death.

Reporting. You are required to report penalty taxes due on excess contributions, excess accumulations, premature distributions, and prohibited transactions. Currently, IRS Form 5329 is used to report such information to the Internal Revenue Service.

Excess contributions. You may be subject to a six percent excise tax on excess contributions for every year that the excess contributions remain in the IRA if
(1) contributions to your other individual retirement arrangements have been made in the same tax year, (2) your adjusted gross income exceeds the applicable limits in Article II of the endorsement for the tax year, or (3) you and your spouse's compensation does not exceed the amount contributed for both of you for the tax year.

IRS Approval. This disclosure statement is intended to provide a general overview of the applicable tax laws relating to Roth Individual Retirement Annuities. It is not intended to constitute a comprehensive explanation as to the tax consequences of your Roth IRA. AS WITH ALL SIGNIFICANT TRANSACTIONS SUCH AS THE ESTABLISHMENT OR MAINTENANCE OF, OR WITHDRAWAL FROM A ROTH IRA, APPROPRIATE TAX AND LEGAL COUNSEL SHOULD BE CONSULTED. Further information may also be acquired by contacting your IRS District Office or consulting IRS Publication 590.



                             FINANCIAL DISCLOSURE
                (GENERATIONS VARIABLE ANNUITY, FORM NO. 98033N)

This Financial Disclosure is applicable to Roth IRAs using a Generations Variable Annuity (certificate form number 98033N) purchased from The United States Life Insurance Company in the City of New York on or after May 1, 2001.

Earnings under variable annuities are not guaranteed, and depend on the performance of the investment option(s) selected. As such, earnings cannot be projected. Set forth below are the charges associated with such annuities.

                                    Page 3-R

CHARGES:

     (a) A maximum annual certificate maintenance charge of $30 deducted at the end of each certificate year.

     (b) A maximum charge of $25 for each transfer, in excess of 12 free transfers annually, of certificate value between divisions of the Separate Account.

     (c) To compensate for mortality and expense risks assumed under the certificate, variable divisions only will incur a daily charge at an annualized rate of 1.25% of the average Separate Account Value of the certificate during both the Accumulation and the Payout Phase.

     (d) Premium taxes, if applicable, may be charged against Accumulation Value at time of annuitization or upon the death of the Annuitant. If a jurisdiction imposes premium taxes at the time purchase payments are made, the Company may deduct a charge at that time, or defer the charge until the purchase payments are withdrawn, whether on account of a full or partial surrender, annuitization, or death of the Annuitant.

     (e) If the certificate is surrendered, or if a withdrawal is made, there may be a Surrender Charge. The Surrender Charge equals the sum of the following:

               6% of purchase payments for surrenders and withdrawals made during the first certificate year following receipt of the purchase payments surrendered;

               6% of purchase payments for surrenders and withdrawals made during the second certificate year following receipt of the purchase payments surrendered;

               5% of purchase payments for surrenders and withdrawals made during the third certificate year following receipt of the purchase payments surrendered;

               5% of purchase payments for surrenders and withdrawals made during the fourth certificate year following receipt of the purchase payments surrendered;

               4% of purchase payments for surrenders and withdrawals made during the fifth certificate year following receipt of the purchase payments surrendered;

               3% of purchase payments for surrenders and withdrawals made during the sixth certificate year following receipt of the purchase payments surrendered;

               2% of purchase payments for surrenders and withdrawals made during the seventh certificate year following receipt of the purchase payments surrendered.

                                    Page 4-R

               There will be no charge imposed for surrenders and withdrawals made during the eighth and subsequent certificate years following receipt of the purchase payments surrendered.

               Under certain circumstances described in the certificate, portions of a partial withdrawal may be exempt from the Surrender Charge.

     (f) To compensate for administrative expenses, a daily charge will be incurred at an annualized rate of 0.15% of the average Separate Account Value of the certificate during the Accumulation and the Payout Phase.

     (g) Each variable division will be charged a fee for asset management and other expenses deducted directly from the underlying fund during the Accumulation and Payout Phase. Total fees will range between 0.60% and 1.80%.

                                    Page 5-R

                   THE UNITED STATES LIFE INSURANCE COMPANY
                            IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VA-R

                                GENERATIONS/(TM)/

    FLEXIBLE PAYMENT VARIABLE AND FIXED GROUP DEFERRED ANNUITY CERTIFICATES

                                  OFFERED BY

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                             ADMINISTRATIVE CENTER

                   P.O. BOX 1401, HOUSTON, TEXAS 77251-1401
                                1-800-346-4944

                      STATEMENT OF ADDITIONAL INFORMATION

                               Dated May 1, 2001

This Statement of Additional Information ("Statement") is not a prospectus. You should read it with the Prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VA-R (the "Separate Account"), dated May 1, 2001, concerning flexible payment variable and fixed group deferred annuity Generations(TM) Certificates. The Separate Account invests in certain Series of the Van Kampen Life Investment Trust and The Universal Institutional Funds, Inc. You can obtain a copy of the Prospectus for the Certificates, and any Prospectus supplements, by contacting The United States Life Insurance Company in the City of New York ("USL") at the address or telephone numbers given above. You have the option of receiving benefits on a fixed basis through USL's Fixed Account or on a variable basis through the Separate Account. Terms have the same meanings in this Statement that they do in the Prospectus under the heading "Definitions."

                                                                                                 TABLE OF CONTENTS

GENERAL INFORMATION...........................................................................                   2

REGULATION AND RESERVES.......................................................................                   3

ACCOUNTING AND AUDITING EXPERTS...............................................................                   4

SERVICES......................................................................................                   4

PRINCIPAL UNDERWRITER.........................................................................                   4

ANNUITY PAYMENTS..............................................................................                   5
  Gender of Annuitant.........................................................................                   5
  Misstatement of Age or Gender and Other Errors..............................................                   5

CHANGE OF INVESTMENT ADVISER OR INVESTMENT POLICY.............................................                   5

PERFORMANCE DATA FOR THE DIVISIONS............................................................                   6
  Average Annual Total Return Calculations....................................................                   6
  Total Return Calculations (without Surrender Charge or Annual Certificate Fee)..............                   6
  Cumulative Total Return Calculations (without Surrender Charge or Annual Certificate Fee)...                   7
  Hypothetical Performance....................................................................                   7
  Yield Calculations..........................................................................                  10
  Money Market Division Yield and Effective Yield Calculations................................                  10
  Performance Comparisons.....................................................................                  11

EFFECT OF TAX-DEFERRED ACCUMULATION...........................................................                  12

FINANCIAL STATEMENTS..........................................................................                  13

INDEX TO FINANCIAL STATEMENTS.................................................................                  14



                                   GENERAL INFORMATION

USL is a stock life insurance company established under the laws of the state of New York. The Company is a wholly-owned subsidiary of USLIFE Corporation, which in turn is a wholly-owned subsidiary of AGC Life Insurance Company, a Missouri corporation ("AG Missouri"). It is engaged primarily in the life insurance business and annuity business. AG Missouri, in turn, is a wholly-owned subsidiary of American General Corporation, a Texas holding corporation engaged primarily in the insurance business.

                            REGULATION AND RESERVES

USL is subject to regulation and supervision by the State of New York, where it is licensed to do business. This regulation covers a variety of areas, including:

     .   benefit reserve requirements,

     .   adequacy of insurance company capital and surplus,

     .   various operational standards, and

     .   accounting and financial reporting procedures.

USL's operations and accounts are subject to periodic examination by insurance regulatory authorities.

Under most insurance guaranty fund laws, a state can assess insurers doing business in the state for covered insurance contract losses incurred by insolvent companies. State laws set limits for these assessments. However, USL cannot reasonably estimate the amount of any future assessments of USL under these laws. Most states have the authority to excuse or defer an assessment, if it would threaten an insurer's own financial strength. The Account Value held in the Separate Account may not be covered by insurance guaranty fund laws. The Account Value held in the Fixed Account is covered by the insurance guaranty fund laws.

The federal government generally has not directly regulated the business of insurance. However, federal initiatives often have an impact on the business in a variety of ways. Federal measures that may adversely affect the insurance business include:

     .   employee benefit regulation,

     . tax law changes affecting the taxation of insurance companies or of insurance products,

     . changes in the relative desirability of various personal investment vehicles; and

     . removal of impediments on the entry of banking institutions into the business of insurance.

Also, both the executive and legislative branches of the federal government are considering various insurance regulatory matters. This could ultimately result in direct federal regulation of some aspects of the insurance business. USL cannot predict whether this will occur or, if it does, what the effect on USL would be.

State insurance law requires USL to carry reserves on its books, as liabilities, to meet its obligations under outstanding insurance contracts. USL bases these reserves on assumptions about future claims experience and investment returns, among other things.

Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the Contracts, if USL were to incur claims or expenses at rates significantly higher than expected. This might happen, for example, due to a spread of acquired immune deficiency syndrome or other infectious diseases or catastrophes, or significant unexpected losses on its investments.


                        ACCOUNTING AND AUDITING EXPERTS

The financial statements of the Generations Divisions of Separate Account USL VA-R as of December 31, 2000 and for the period ended December 31, 2000 and the consolidated balance sheets of USL as of December 31, 2000 and 1999 and the related consolidated statements of income, statements of comprehensive income, statements of shareholders' equity, and statements of cash flows for the years ended December 31, 2000, 1999 and 1998 included in this Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere in this prospectus, and are included in this Statement in reliance upon such reports of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing. The address of Ernst & Young LLP is 787 7th Avenue, New York, New York 10019.


                                   SERVICES

USL and American General Life Companies ("AGLC") are parties to a service agreement. Most of the affiliated companies within the American General Corporation holding company system, including certain life insurance companies, are also parties a similar agreement. AGLC, an affiliate of AGL, is a business trust established in Delaware on December 30, 2000. Prior to that date AGLC was a Delaware corporation. Its home office is located at 2727-A Allen Parkway, Houston, Texas 77019. AGLC provides shared services to AGL and certain other life insurance companies at cost. These services include data processing, systems, customer services, product development, actuarial, auditing, accounting, and legal. USL paid AGLC $18,672,707 in 2000, and $16,649,989 in 1999. AGLC did not perform any services for USL in 1998.


                             PRINCIPAL UNDERWRITER

American General Securities Incorporated ("AGSI") is the principal underwriter for the Contracts. AGSI also serves as principal underwriter to Separate Account USL VL-R of USL. USL Separate Account USL VL-R is also a unit investment trust registered under the Investment Company Act of 1940. AGSI, a Texas corporation, is a wholly-owned subsidiary of American General Life Insurance Company ("AGL"), an affiliate of USL.

Until November 2000, AGSI had served as principal underwriter and distributor for AGL's separate accounts. AGSI is a member of the National Association of Securities Dealers, Inc. Registered representatives of AGSI may offer the Certificates to individuals who live in the state of New York.


As principal underwriter for the Separate Account, AGSI has not received any compensation from USL for any of the prior three fiscal years.

USL offers the securities under the Certificates on a continuous basis.


                                ANNUITY PAYMENTS

GENDER OF ANNUITANT

When annuity payments are based on life expectancy, the amount of each annuity payment ordinarily will be higher if the Annuitant or other measuring life is a male, as compared with a female, under an otherwise identical Certificate. This is because, statistically, females tend to have longer life expectancies than males.

However, Montana, and certain other jurisdictions, do not permit differences in annuity payment rates between males and females.

In addition, employers should be aware that, under most employer-sponsored plans, the law prohibits Certificates that make distinctions based on gender. Under these plans, USL will make available Certificates with no such differences.

MISSTATEMENT OF AGE OR GENDER AND OTHER ERRORS

If the age or gender of an Annuitant has been misstated to us, any amount payable will be the amount that the purchase payments paid would have purchased at the correct age and gender. If we made any overpayments because of incorrect information about age or gender or any error or miscalculation, we will deduct the overpayment from the next payment or payments due. We will add any underpayments to the next payment. We will credit or charge the amount of any adjustment with interest at the assumed interest rate used in the Certificate's annuity tables.


               CHANGE OF INVESTMENT ADVISER OR INVESTMENT POLICY

Unless otherwise permitted by law or regulation, no Series may change the investment adviser to any Series or any investment policy without the consent of the shareholders. If required, we will file approval of or change of any investment objective with the insurance department of each state where a Certificate has been delivered. We will notify you (or, after annuity payments start, the payee) of any material investment policy change we have approved. We will also notify you of any investment policy change before its implementation by the Separate Account, if the change requires your comment or vote.

                      PERFORMANCE DATA FOR THE DIVISIONS

We may quote investment results for the available Divisions of the Separate Account from time to time. These results will not be an estimate or guarantee of future investment performance. Nor will they represent the actual experience of amounts invested by a particular Owner. We will carry performance figures to the nearest one-hundredth of one percent. We may include in the figures the effect of voluntary fee waivers and expense reimbursements to the Funds from their investment adviser and administrator.


AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

Each Division may advertise its average annual total return. We calculate each Division's average annual total return quotation under the following standard method that the Securities and Exchange Commission ("SEC") prescribes:

     . We take a hypothetical $1,000 investment in the Division's Accumulation Units on the first day of the period at the maximum offering price. This figure is the Accumulation Unit Value per unit ("initial investment").

     . We calculate the ending redeemable value ("redeemable value") of that investment at the end of the 1, 5 and 10 year period. If Average Annual Total Return for a Division is not available for a stated period, we may show Average Annual Total Return since inception. The redeemable value reflects the effect of (1) any applicable Surrender Charge at the end of the period and (2) all other recurring charges and fees applicable under the Certificate to all Owner accounts. Other charges and fees include the Mortality and Expense Risk Charge, the Administrative Expense Charge, and the Annual Certificate Fee. We do not reflect any premium taxes in the calculation.

     .   We divide the redeemable value by the initial investment.

     . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

TOTAL RETURN CALCULATIONS (WITHOUT SURRENDER CHARGE OR ANNUAL CERTIFICATE FEE)

Each Division may also advertise non-standardized total return. We calculate non-standardized total return in the same manner and for the same time periods as standardized average annual total return, which we describe immediately above. However, in making the redeemable value calculation, we do not deduct any applicable Surrender Charge that we may impose at the end of the period. This is because we assume that the Certificate will continue through the end of each period. We also do not deduct the Annual Certificate Fee. Deducting these charges would reduce the resulting performance results.

CUMULATIVE TOTAL RETURN CALCULATIONS (WITHOUT SURRENDER CHARGE OR ANNUAL CERTIFICATE FEE)

Each Division may also advertise non-standardized cumulative total return performance. Cumulative total return performance is the compound rate of return on a hypothetical initial investment of $1,000 in each Division's Accumulation Units on the first day of the period at the maximum offering price. This figure is the Accumulation Unit value per unit ("initial investment"). Cumulative total return figures will be calculated for 1, 5 and 10 year periods. If cumulative total return for a Division is not available for a stated period, we may show cumulative total return since Division inception. Cumulative total return figures (and the related "Growth of a $1,000 Investment" figures set forth below) do not include the effect of any premium taxes, any applicable Surrender Charge, or the Annual Certificate Fee. Cumulative total return figures reflect changes in Accumulation Unit value. We calculate these figures by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula, and then expressing those rates as a percentage:

                                C = (ERV/P) - 1
Where:
C =     cumulative total return

P =     a hypothetical initial investment of $1,000

ERV = ending redeemable value at the end of the applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period.

HYPOTHETICAL PERFORMANCE

Each Division may advertise hypothetical performance, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Series in which the Division invests pre-dates the effective date of the Division.

The tables below provide hypothetical performance information for the available Divisions of the Separate Account based on the actual historical performance of the corresponding Series in which each of these Divisions invests. This information reflects all actual charges and deductions of these Series and the Separate Account that hypothetically would have been made if the Separate Account invested assets under the Certificates in these Series for the periods indicated.

All of the actual historical performance of the corresponding Series, as of the date of this Statement, predates the effective date of the Division investing in that series. The tables below will be revised, in future Statements, to show actual annual historical performance that occurs after the effective date of a Division.

                     HYPOTHETICAL HISTORICAL AVERAGE ANNUAL TOTAL RETURNS
                                  (THROUGH DECEMBER 31, 2000)
                                                                               SINCE
                                                                              SERIES
INVESTMENT DIVISION             ONE YEAR    FIVE YEARS/1/    TEN YEARS/1/   INCEPTION/1,2/
-------------------             ---------   -------------    ------------   --------------
Domestic Income                    -0.52%         3.81%         7.78%               N/A
Emerging Growth                   -16.58%        26.80%          N/A               27.62%
Enterprise                        -21.00%        14.86%        14.91%               N/A
Government                          5.67%         3.73%         5.41%               N/A
Growth and Income                  12.51%          N/A           N/A               16.47%
Money Market                       -0.70%         2.81%         2.33%               N/A
Strategic Stock                     1.53%          N/A           N/A                5.47%
Emerging Markets Equity           -44.93%          N/A           N/A               -5.26%
Equity Growth                     -18.14%          N/A           N/A               15.77%
Global Value Equity                 4.74%          N/A           N/A                9.71%
International Magnum              -18.84%          N/A           N/A                3.88%
U. S. Real Estate                  18.04%          N/A           N/A                4.46%
Fixed Income                        4.37%          N/A           N/A                4.20%
High Yield                        -17.00%          N/A           N/A                0.76%
Mid Cap Value                       4.04%          N/A           N/A               19.06%
Value                             173.44%          N/A           N/A               33.40%


                             HYPOTHETICAL HISTORICAL TOTAL RETURNS
                                  (THROUGH DECEMBER 31, 2000)
                                                                               SINCE
                                                                              SERIES
INVESTMENT DIVISION             ONE YEAR    FIVE YEARS/1/    TEN YEARS/1/   INCEPTION/1,2/
-------------------             ---------   -------------    ------------   --------------
Domestic Income                    4.66%        4.34%         7.82%               N/A
Emerging Growth                  -11.40%       27.03%          N/A               27.81%
Enterprise                       -15.82%       15.21%        14.93%               N/A
Government                        10.85%        4.25%         5.46%               N/A
Growth and Income                 17.69%         N/A           N/A               17.08%
Money Market                       4.47%        3.36%         2.39%               N/A
Strategic Stock                    6.71%         N/A           N/A                6.79%
Emerging Markets Equity          -39.75%         N/A           N/A               -4.18%
Equity Growth                    -12.97%         N/A           N/A               16.54%
Global Value Equity                9.91%         N/A           N/A               10.61%
International Magnum             -13.66%         N/A           N/A                4.94%
U. S. Real Estate                 23.22%         N/A           N/A                5.49%
Fixed Income                       9.54%         N/A           N/A                5.25%
High Yield                       -11.83%         N/A           N/A                1.92%
Mid Cap Value                      9.22%         N/A           N/A               19.77%
Value                            178.62%         N/A           N/A               33.91%

                       HYPOTHETICAL HISTORICAL CUMULATIVE TOTAL RETURNS
                                  (THROUGH DECEMBER 31, 2000)
                                                                               SINCE
                                                                              SERIES
INVESTMENT DIVISION             ONE YEAR    FIVE YEARS/1/    TEN YEARS/1/   INCEPTION/1,2/
-------------------             ---------   -------------    ------------   --------------
Domestic Income                     4.66%      23.66%           112.38%              N/A
Emerging Growth                   -11.40%     230.83%             N/A              284.76%
Enterprise                        -15.82%     102.96%           302.08%              N/A
Government                         10.85%      23.15%            70.09%              N/A
Growth and Income                  17.69%       N/A               N/A               88.45%
Money Market                        4.47%      17.94%            26.65%              N/A
Strategic Stock                     6.71%       N/A               N/A               23.07%
Emerging Markets Equity           -39.75%       N/A               N/A              -16.60%
Equity Growth                     -12.97%       N/A               N/A               84.30%
Global Value Equity                 9.91%       N/A               N/A               49.58%
International Magnum              -13.66%       N/A               N/A               21.23%
U. S. Real Estate                  23.22%       N/A               N/A               22.74%
Fixed Income                        9.54%       N/A               N/A               22.68%
High Yield                        -11.83%       N/A               N/A                7.88%
Mid Cap Value                       9.22%       N/A               N/A              105.54%
Value                             178.62%       N/A               N/A              221.02%


          HYPOTHETICAL HISTORICAL GROWTH OF A $1,000 INVESTMENT IN THE DIVISIONS
                            (THROUGH DECEMBER 31, 2000)

                                                                               SINCE
                                                                              SERIES
INVESTMENT DIVISION             ONE YEAR    FIVE YEARS/1/    TEN YEARS/1/   INCEPTION/1,2/
-------------------             ---------   -------------    ------------   --------------
Domestic Income                   $1,047         $1,237          $2,124           N/A
Emerging Growth                   $  886         $3,308            N/A          $3,848
Enterprise                        $  842         $2,030          $4,021           N/A
Government                        $1,108         $1,232          $1,701           N/A
Growth and Income                 $1,177           N/A             N/A          $1,884
Money Market                      $1,045         $1,179          $1,267           N/A
Strategic Stock                   $1,067           N/A             N/A          $1,231
Emerging Markets Equity           $  602           N/A             N/A          $  834
Equity Growth                     $  870           N/A             N/A          $1,843
Global Value Equity               $1,099           N/A             N/A          $1,496
International Magnum              $  863           N/A             N/A          $1,212
U. S. Real Estate                 $1,232           N/A             N/A          $1,227
Fixed Income                      $1,095           N/A             N/A          $1,227
High Yield                        $  882           N/A             N/A          $1,079
Mid Cap Value                     $1,092           N/A             N/A          $2,055
Value                             $2,786           N/A             N/A          $3,210

---------------------
 /1/ "N/A" reflects SEC rules that require us to show return information for no more than 10 years.

 /2/ The inception dates for each Series funding the Divisions are: April 7, 1986 for the Money Market, Enterprise, and Government Series; November 4, 1987 for the Domestic Income Series; July 3, 1995 for the Emerging Growth Series; October 1, 1996 for the Emerging Markets Equity Series; December 23, 1996 for the Growth and Income Series; January 2, 1997 for the Equity Growth, Global Value Equity, International Magnum, Fixed Income, High Yield, Mid Cap Value, and Value Series; March 3, 1997 for the U. S. Real Estate Series; November 3, 1997 for the Strategic Stock Series.

YIELD CALCULATIONS

We calculate the yields for the Domestic Income, Government, and Growth and Income Divisions by a standard method that the SEC prescribes. The hypothetical yields for the Domestic Income, Government, and Growth and Income Divisions, based upon the one month period ended December 31, 2000, were 7.22%, 4.76%, and 5.92%, respectively. We calculate the yield quotation by dividing


     . the net investment income per Accumulation Unit earned during the specified one month or 30-day period by the Accumulation Unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                         YIELD = 2[((a-b)/cd + 1)/6/ - 1]

a = net dividends and interest earned during the period by the Series attributable to the Division

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of Accumulation Units outstanding during the period

d = the Accumulation Unit value per unit on the last day of the period

The yield of each Division reflects the deduction of all recurring fees and charges that apply to each Division. These fees and charges include the Mortality and Expense Risk Charge and the Administrative Expense Charge. They do not reflect the deduction of Surrender Charges or premium taxes.

MONEY MARKET DIVISION YIELD AND EFFECTIVE YIELD CALCULATIONS

We calculate the Money Market Division's yield for which we use a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven-day period and calculate that yield as follows:

     . We take the net change in the Accumulation Unit value during the period.

     . We divide that net change by the Accumulation Unit value at the beginning of the period to obtain the base period return.

     . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

     . We carry the current yield figure to the nearest one-hundredth of one percent.


We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Division's Portfolio in the calculation. The Money Market Division's hypothetical historical yield for the seven-day period ended December 31, 2000, was 5.11%.

We determine the Money Market Division's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)365/7-1. The Money Market Division's hypothetical historical effective yield for the seven-day period ended December 31, 2000, was 5.24%.


Yield and effective yield do not reflect the deduction of premium taxes that we may impose when you redeem Accumulation Units.

PERFORMANCE COMPARISONS

In our advertising and sales literature, we may compare the performance of each or all of the available Divisions of the Separate Account to the performance of
(1) other variable annuities in general or (2) particular types of variable annuities that invest in mutual funds, or series of mutual funds, with investment objectives similar to each of the Divisions of the Separate Account.

Lipper Inc. ("Lipper") and the Variable Annuity Research and Data Service ("VARDS(R)") are independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return. Total return assumes the reinvestment of dividends and distributions, but does not take into consideration sales charges, redemption fees or certain expense deductions at the separate account level. In addition, VARDS(R) prepares risk-adjusted rankings, which consider the effects of market risk on total return performance.

In addition, we may compare each Division's performance in advertisements and sales literature to the following benchmarks:

     . the Standard & Poor's 500 Composite Stock Price Index, an unmanaged weighted index of 500 leading domestic companies that represents approximately 80% of the market capitalization of the United States equity market,

     . the Dow Jones Industrial Average, an unmanaged unweighted average of 30 blue chip industrial corporations listed on the New York Stock Exchange and generally considered representative of the United States stock market,

     . the Consumer Price Index, published by the U.S. Bureau of Labor Statistics, a statistical measure of change, over time, in the prices of goods and services in major spending groups and generally is considered to be a measure of inflation,

     . the Lehman Brothers Government and Domestic Strategic Income Index, the Salomon Brothers High Grade Domestic Strategic Income Index, and the Merrill Lynch Government/Corporate Master Index, unmanaged indices that are generally considered to represent the performance of intermediate and long term bonds during various market cycles; and

     . the Morgan Stanley Capital International Europe Australasia Far East Index, an unmanaged index that is considered to be generally representative of major non-United States stock markets.


                      EFFECT OF TAX-DEFERRED ACCUMULATION

The Certificates qualify for tax-deferred treatment on earnings. This tax-deferred treatment increases the amount available for accumulation by deferring taxes on any earnings until the earnings are withdrawn. The longer the taxes are deferred, the more the potential you have for the assets under your Certificate to grow over the term of the Certificates.

The hypothetical tables set out below illustrate this potential. The tables compare accumulations based on a single initial purchase payment of $100,000 compounded annually under:

     . a Certificate, under which earnings are not taxed until withdrawn in connection with a full surrender, partial withdrawal, or annuitization, or termination due to insufficient Account Value ("withdrawal of earnings") and

     . an investment under which earnings are taxed on a current basis ("Taxable Investment"), based on an assumed tax rate of 28%, and the assumed earning rates specified.

                                      5 Years                10 Years              20 Years
                               ---------------------   ---------------------   ----------------
                                                       (7.50% earnings rate)
Certificate                          $143,563                $206,103               $424,785
Certificate (after Taxes)            $131,365                $176,394               $333,845
Taxable Investment                   $130,078                $169,202               $286,294

                                                      (10.00% earnings rate)
Certificate                          $161,051                $259,374               $672,750
Certificate (after Taxes)            $143,957                $214,749               $512,380
Taxable Investment                   $141,571                $200,423               $401,694

The hypothetical tables do not reflect any fees or charges under a Certificate or Taxable Investment. However, the Certificates impose:

     .   a Mortality and Expense Risk Charge of 1.25%,

     . a Surrender Charge (applicable to withdrawal of earnings for the first seven Certificate years) up to a maximum of 6%,

     .   an Administrative Expense Charge of 0.15%, and

     .   an Annual Certificate Fee of $30.

A Taxable Investment could incur comparable fees or charges. Fees and charges would reduce the return from a Certificate or Taxable Investment.

Under the Certificates, a withdrawal of earnings is subject to tax, and may be subject to an additional 10% tax penalty before age 59 1/2.

These tables are only illustrations of the effect of tax-deferred accumulations and are not a guarantee of future performance.


                             FINANCIAL STATEMENTS

Separate Account USL VA-R has a total of 16 Divisions ("Generations" Divisions) as of the date of this Statement. Each of the 16 Divisions is available under the Contracts that are the subject of this Statement.


You should consider the financial statements of USL that we include in this Statement primarily as bearing on the ability of USL to meet its obligations under the Certificates.

                                   INDEX TO
                             FINANCIAL STATEMENTS


                                                                                                      Page No.
                                                                                                    -----------
Generations Divisions of Separate Account USL VA-R Financial Statements
   Report of Ernst & Young LLP, Independent Auditors.............................................    USL VA-R1
   Statement of Net Assets for the period ended December 31, 2000................................    USL VA-R2
   Statement of Operations for the period ended December 31, 2000................................    USL VA-R2
   Statement of Changes in Net Assets for the year ended December 31, 2000.......................    USL VA-R2
   Notes to Financial Statements.................................................................    USL VA-R7

USL Financial Statements
   Report of Ernst & Young LLP, Independent Auditors.............................................    F-1
   Balance Sheets as of December 31, 2000 and 1999...............................................    F-2
   Statements of Income for the years ended December 31, 2000, 1999 and 1998.....................    F-4
   Statements of Comprehensive Income for the years ended December 31, 2000, 1999 and 1998.......    F-5
   Statements of Shareholder's Equity for the years ended December 31, 2000, 1999 and 1998.......    F-6
   Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998.................    F-7
   Notes to Financial Statements.................................................................    F-8

                        REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK AND CONTRACT OWNERS OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK SEPARATE ACCOUNT USL VA-R - GENERATIONS


We have audited the accompanying statements of net assets of The United States Life Insurance Company in the City of New York Separate Account USL VA-R - Generations (comprised of the following divisions: Van Kampen LIT Emerging Growth Portfolio-Class I Shares, Van Kampen LIT Enterprise Portfolio-Class I Shares, Van Kampen LIT Growth and Income Portfolio-Class I Shares, UIF Equity Growth Portfolio, UIF Global Equity Portfolio, UIF International Magnum Portfolio, UIF High Yield Portfolio, UIF Mid Cap Portfolio, and UIF Value Portfolio) (collectively, the "Separate Account") as of December 31, 2000, and the related statements of operations and the statements of changes in net assets for the periods ended December 31, 2000. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the divisions constituting Separate Account USL VA-R - Generations at December 31, 2000, the results of their operations and changes in their net assets for the periods then ended, in conformity with accounting principles generally accepted in the United States.


                                ERNST & YOUNG LLP

Houston, Texas
March 5, 2001

                                   USL VA-R-1

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
GENERATIONS DIVISIONS
SEPARATE ACCOUNT USL VA-R

SUMMARY OF FINANCIAL STATEMENTS
                                                                               ALL DIVISIONS
                                                                         -------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000

ASSETS:
      Investment securities - at market (cost $701,322)                           $685,690
      Due to The United States Life Insurance Company in the City of
        New York                                                                       (15)
                                                                                  --------
          NET ASSETS                                                              $685,675
                                                                                  ========
NET ASSETS ATTRIBUTABLE TO:
      Contract owners - reserves for redeemable annuity contracts                 $685,675
                                                                                  --------

STATEMENT OF OPERATIONS
PERIOD ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
      Dividends from mutual funds                                                 $  4,515

EXPENSES:
      Mortality and expense risk, administrative fees and
        maintenance charges                                                           (343)
                                                                                  --------
          NET INVESTMENT INCOME                                                      4,172
                                                                                  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Capital gain distributions from mutual funds                                  20,191
      Net unrealized depreciation of investments during the period                 (15,632)
                                                                                  --------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                            4,559
                                                                                  --------
          INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $  8,731
                                                                                  ========
STATEMENT OF CHANGES IN NET ASSETS
PERIOD ENDED DECEMBER 31, 2000

OPERATIONS:
      Net investment income                                                       $  4,172
      Capital gain distributions from mutual funds                                  20,191
      Net unrealized depreciation of investments during the period                 (15,632)
                                                                                  --------
          Increase in net assets resulting from operations                           8,731
                                                                                  --------
PRINCIPAL TRANSACTIONS:
      Contract purchase payments                                                   677,544
      Terminations and withdrawals                                                    (600)
                                                                                  --------
          Increase in net assets resulting from principal transactions             676,944
                                                                                  --------
      TOTAL INCREASE IN NET ASSETS                                                 685,675

NET ASSETS:
      Beginning of  period                                                               -
                                                                                  --------
      End of period                                                               $685,675
                                                                                  ========

See accompanying notes.

                                   USL VA-R-2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
GENERATIONS DIVISIONS
SEPARATE ACCOUNT USL VA-R

                                                                                    DIVISIONS
                                           -----------------------------------------------------------------------------------------
                                              VAN KAMPEN LIT
                                              EMERGING GROWTH        VAN KAMPEN LIT       VAN KAMPEN LIT GROWTH    UIF EQUITY GROWTH
                                             PORTFOLIO-CLASS I   ENTERPRISE PORTFOLIO-    AND INCOME PORTFOLIO-        PORTFOLIO
                                                SHARES (1)         CLASS I SHARES (1)       CLASS I SHARES (1)            (1)
                                           -------------------   ----------------------   ----------------------   -----------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 2000

ASSETS:
      Investment securities - at market           $57,659                 $1,551                  $55,100              $191,972
      Due from (to) The United States
        Life Insurance Company in the
        City of New York                                9                     (2)                       9                     -
                                                  -------                 ------                  -------              --------
          NET ASSETS                              $57,668                 $1,549                  $55,109              $191,972
                                                  =======                 ======                  =======              ========
NET ASSETS ATTRIBUTABLE TO:
      Contract owners - reserves for
        redeemable annuity contracts              $57,668                 $1,549                  $55,109              $191,972
                                                  -------                 ------                  -------              --------
STATEMENTS OF OPERATIONS
PERIOD ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
      Dividends from mutual funds                $     -                  $    -                  $   100              $      -

EXPENSES:
      Mortality and expense risk,
        administrative fees and
        maintenance charges                           40                      (3)                      (9)                  (96)
                                                 -------                  ------                  -------              --------
          NET INVESTMENT INCOME (LOSS)                40                      (3)                      91                   (96)
                                                 -------                  ------                  -------              --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
      Capital gain distributions from
        mutual funds                                  -                        -                      535                 4,783
      Net unrealized appreciation
        (depreciation) of investments
        during the period                          (135)                      13                     (294)               (9,094)
                                                 -------                  ------                  -------              --------
          NET REALIZED AND UNREALIZED
            GAIN (LOSS) ON INVESTMENTS             (135)                      13                      241                (4,311)
                                                 -------                  ------                  -------              --------
          INCREASE (DECREASE) IN NET
            ASSETS RESULTING FROM
            OPERATIONS                           $   (95)                 $   10                  $   332              $ (4,407)
                                                 =======                  ======                  =======              ========

------------
(1) Since Inception December 2000

See accompanying notes.

                                   USL VA-R-3

                                                  DIVISIONS
---------------------------------------------------------------------------------------------------------
     UIF GLOBAL          UIF INTERNATIONAL                           UIF MID CAP VALUE
  EQUITY PORTFOLIO            MAGNUM             UIF HIGH YIELD         PORTFOLIO            UIF VALUE
        (1)                 PORTFOLIO (1)         PORTFOLIO (1)            (1)              PORTFOLIO (1)
--------------------     ------------------      ---------------     -----------------     --------------
     $128,087                 $53,554                $11,106             $119,989             $ 66,672
           14                       8                    (10)                  13                  (56)
     --------                 -------                -------             --------              -------
     $128,101                 $53,562                $11,096             $120,002              $66,616
     ========                 =======                =======             ========              =======
     $128,101                 $53,562                $11,096             $120,002              $66,616
     --------                 -------                -------             --------              -------



     $  2,010                 $   328                $ 1,430             $     77              $   570


         (107)                    (42)                   (10)                 (57)                 (59)
     --------                 -------                -------             --------              -------
        1,903                     286                  1,420                   20                  511
     --------                 -------                -------             --------              -------


        6,131                     693                      -                7,168                  881
       (2,778)                   (702)                (1,044)              (3,741)               2,143
     --------                 -------                -------             --------              -------
        3,353                      (9)                (1,044)               3,427                3,024
     --------                 -------                -------             --------              -------
     $  5,256                 $   277                $   376             $  3,447              $ 3,535
     ========                 =======                =======             ========              =======


                                   USL VA-R-4

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
GENERATIONS DIVISIONS
SEPARATE ACCOUNT USL VA-R

                                                                                      DIVISIONS
                                             ----------------------------------------------------------------------------------
                                               VAN KAMPEN LIT           VAN KAMPEN LIT          VAN KAMPEN LIT      UIF EQUITY
                                               EMERGING GROWTH           ENTERPRISE           GROWTH AND INCOME       GROWTH
                                              PORTFOLIO-CLASS I        PORTFOLIO-CLASS I      PORTFOLIO-CLASS I      PORTFOLIO
                                                 SHARES (1)               SHARES (1)              SHARES (1)            (1)
                                             -------------------       -----------------      -----------------     -----------
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD ENDED DECEMBER 31, 2000

OPERATIONS:
      Net investment income (loss)               $       40                $      (3)             $       91          $      (96)
      Capital gain distributions from
        mutual funds                                      -                        -                     535               4,783
      Net unrealized appreciation
        (depreciation) of investments
        during the period                              (135)                      13                    (294)             (9,094)
                                                 ----------               ----------              ----------         -----------
          Increase (decrease) in net
            assets resulting from
            operations                                  (95)                      10                     332              (4,407)
                                                 ----------               ----------              ----------         -----------
PRINCIPAL TRANSACTIONS:
      Contract purchase payments                     57,763                    1,539                  54,777             196,979
      Terminations and withdrawals                        -                        -                       -                (600)
                                                 ----------               ----------              ----------         -----------
          Increase in net assets
            resulting from principal
            transactions                             57,763                    1,539                  54,777             196,379
                                                 ----------               ----------              ----------         -----------
      TOTAL INCREASE IN NET ASSETS                   57,668                    1,549                  55,109             191,972

NET ASSETS:
      Beginning of period                                 -                        -                       -                   -
                                                 ----------               ----------              ----------         -----------
      End of period                              $   57,668               $    1,549              $   55,109         $   191,972
                                                 ==========               ==========              ==========         ===========
UNITS OUTSTANDING:
      Accumulation units end of period            2,997.123                   69.779               6,048.948          21,846.711

VALUE PER UNIT:
      Accumulation unit value                    $19.241027               $22.203109              $ 9.110455         $  8.787245

-------------
(1) Since Inception December 2000

See accompanying notes.

                                   USL VA-R-5

                                                  DIVISIONS
---------------------------------------------------------------------------------------------------------
     UIF GLOBAL          UIF INTERNATIONAL                           UIF MID CAP VALUE
  EQUITY PORTFOLIO            MAGNUM             UIF HIGH YIELD         PORTFOLIO            UIF VALUE
        (1)                 PORTFOLIO (1)         PORTFOLIO (1)            (1)              PORTFOLIO (1)
--------------------     ------------------      ---------------     -----------------     --------------




    $     1,903              $      286             $    1,420         $        20           $      511
          6,131                     693                      -               7,168                  881
         (2,778)                   (702)                (1,044)             (3,741)               2,143
    -----------              ----------             ----------         -----------           ----------
          5,256                     277                    376               3,447                3,535
    -----------              ----------             ----------         -----------           ----------


        122,845                  53,285                 10,720             116,555               63,081
              -                       -                      -                   -                    -
    -----------              ----------             ----------         -----------           ----------
        122,845                  53,285                 10,720             116,555               63,081
    -----------              ----------             ----------         -----------           ----------
        128,101                  53,562                 11,096             120,002               66,616



              -                       -                      -                   -                    -
    -----------              ----------             ----------         -----------           ----------
    $   128,101              $   53,562             $   11,096         $   120,002           $   66,616
    ===========              ==========             ==========         ===========           ==========



     17,181.330               8,791.696              2,068.392          12,323.006            9,971.471



    $  7.455825              $ 6.092339             $ 5.364498         $  9.738081           $ 6.680654

                                   USL VA-R-6

NOTES TO FINANCIAL STATEMENTS
GENERATIONS DIVISIONS
SEPARATE ACCOUNT USL VA-R

NOTE A - ORGANIZATION

  The Generations Divisions (the "Divisions") of The United States Life Insurance Company in the City of New York Separate Account USL VA-R (the "Separate Account") received their first deposits in December 2000. The Separate Account was established by resolution of the Board of Directors of The United States Life Insurance Company in the City of New York (the "Company") on August 8, 1997. The Separate Account is registered under the Investment Company Act of 1940 as a unit investment trust and consists of sixteen divisions. The Divisions, funded by series of the Van Kampen Life Investment Trust and The Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc."), available to Generations contract owners are as follows:

VAN KAMPEN LIFE INVESTMENT TRUST ("LIT") - CLASS I SHARES:      THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
  Domestic Income Portfolio *                                     Emerging Markets Equity Portfolio *
  Emerging Growth Portfolio                                       Equity Growth Portfolio
  Enterprise Portfolio                                            Global Equity Portfolio
  Government Portfolio *                                          International Magnum Portfolio
  Growth and Income Portfolio                                     Fixed Income Portfolio *
  Money Market Portfolio *                                        High Yield Portfolio
  Strategic Stock Portfolio *                                     Mid Cap Value Portfolio
                                                                  Value Portfolio
                                                                  U.S. Real Estate Portfolio *

----------
  * As of December 31, 2000, these Divisions are not active.

  Net purchases allocated to the Divisions and invested in accordance with contract owner's instructions. There is no assurance that the investment objectives of any of the divisions will be met. Contract owners solely bear the investment risk of purchase payments allocated to a division.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES & BASIS OF PRESENTATION

  The accompanying financial statements of the Divisions of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States ("GAAP"). The accounting principles followed by the Divisions and the methods of applying those principles are presented below.

  SECURITY VALUATION - The investments in shares of Van Kampen LIT mutual funds and The Universal Institutional Funds, Inc. mutual funds are valued at the closing net asset value (market) per share as determined by the fund on the day of measurement.

  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the date the order to buy or sell is executed (trade date). Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt. Realized gains and losses from security transactions are determined on the basis of identified cost.

  ADMINISTRATIVE EXPENSES AND MORTALITY AND EXPENSE RISK CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are calculated daily, at an annual rate, on the daily net asset value of the Divisions and are paid to the Company. The annual rate for the administrative expense charge is 0.15% and the annual rate for the mortality and expense risk charge is 1.25%. An annual certificate fee of $30 is charged during the accumulation period. This fee is not imposed during the Annuity Period.

  The funds pay their investment advisers, Van Kampen Asset Management Inc., Morgan Stanley Investment Management, and Miller Anderson & Sherrerd, LLP, a monthly fee based on each fund's average net asset value.

                                   USL VA-R-7

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES & BASIS OF PRESENTATION - CONTINUED

  ANNUITY RESERVES - Annuity reserves are computed for currently payable contracts according to either the 1983a Individual Annuity Mortality Table projected under Scale G factors or the annuity 2000 mortality table, depending on calendar year of annuitization. The assumed interest rate is 3.5%. Charges to annuity reserves for mortality and expense risk experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

  USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

NOTE C - FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

NOTE D - SECURITY PURCHASES & SALES

For period ended December 31, 2000, the aggregate cost of purchases and proceeds from the sales of investments were:

                                  FUNDS                                           PURCHASES                   SALES
       -----------------------------------------------------------                ---------                   -----
       Van Kampen LIT Emerging Growth Portfolio - Class I Shares                   $ 57,794                     $      -
       Van Kampen LIT Enterprise Portfolio - Class I Shares                           1,539                            -
       Van Kampen LIT Growth and Income Portfolio - Class I Shares                   55,394                            -
       UIF Equity Growth Portfolio                                                  201,065                            -
       UIF Global Equity Portfolio                                                  130,865                            -
       UIF International Magnum Portfolio                                            54,256                            -
       UIF High Yield Portfolio                                                      12,150                            -
       UIF Mid Cap Value Portfolio                                                  123,730                            -
       UIF Value Portfolio                                                           64,529                            -
                                                                                   --------                     --------
       Total                                                                       $701,322                     $      -
                                                                                   ========                     ========

                                   USL VA-R-8

SEPARATE ACCOUNT USL VA-R - GENERATIONS DIVISIONS
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS

        The cost of fund shares is the same for financial reporting and federal income tax purposes. The following is a summary of fund shares owned as of December 31, 2000:

                                                                                                                     UNREALIZED
                                                                      NET ASSET     VALUE OF SHARES    COST OF      APPRECIATION/
           FUNDS                                          SHARES        VALUE         AT MARKET      SHARES HELD   (DEPRECIATION)
           -----                                        ----------    ---------     ---------------  -----------   --------------
Van Kampen Life Investment Trust - Class I Shares
-------------------------------------------------
  Emerging Growth Portfolio                              1,391.379      $41.44         $ 57,659        $ 57,794       $  (135)
  Enterprise Portfolio                                      76.466       20.28            1,551           1,538            13
  Growth and Income Portfolio                            3,239.293       17.01           55,100          55,394          (294)
                                                                                       --------        --------       -------
                                                                                        114,310         114,726          (416)

The Universal Institutional Funds, Inc.
---------------------------------------
  Equity Growth Portfolio                               11,454.149       16.76          191,972         201,066        (9,094)
  Global Equity Portfolio                                9,710.929       13.19          128,087         130,865        (2,778)
  International Magnum Portfolio                         4,546.221       11.78           53,554          54,256          (702)
  High Yield Portfolio                                   1,395.236        7.96           11,106          12,150        (1,044)
  Mid Cap Value Portfolio                                7,972.710       15.05          119,989         123,730        (3,741)
  Value Portfolio                                        5,070.102       13.15           66,672          64,529         2,143
                                                                                       --------        --------      --------
                                                                                        571,380         586,596       (15,216)



Total                                                                                  $685,690        $701,322      $(15,632)
                                                                                       ========        ========      ========

                                   USL VA-R-9

NOTE F - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the Period Ended December 31, 2000

CONTRACTS IN ACCUMULATION PERIOD:

                                                                                   DIVISIONS
                                             --------------------------------------------------------------------------------------
                                                  VAN KAMPEN LIT                 VAN KAMPEN LIT           VAN KAMPEN LIT GROWTH AND
                                                 EMERGING GROWTH             ENTERPRISE PORTFOLIO-       INCOME PORTFOLIO- CLASS I
                                             PORTFOLIO-CLASS I SHARES           CLASS I SHARES                     SHARES
                                             ------------------------        ----------------------      --------------------------
Outstanding at beginning of period                           -                            -                              -
Purchase payments                                    2,997.123                       69.779                      6,048.948
Terminations and withdrawals                                 -                            -                              -
Transfers between funds                                      -                            -                              -
                                                    ----------                   ----------                      ---------
Outstanding at end of period                         2,997.123                       69.779                      6,048.948
                                                    ==========                   ==========                      =========


                                                UIF EQUITY GROWTH              UIF GLOBAL EQUITY           UIF INTERNATIONAL MAGNUM
                                                    PORTFOLIO                      PORTFOLIO                      PORTFOLIO
                                             ------------------------        ----------------------      --------------------------
Outstanding at beginning of period                           -                            -                              -
Purchase payments                                   21,913.076                   17,181.330                      8,791.696
Terminations and withdrawals                           (66.365)                           -                              -
Transfers between funds                                      -                            -                              -
                                                    ----------                   ----------                      ---------
Outstanding at end of period                        21,846.711                   17,181.330                      8,791.696
                                                    ==========                   ==========                      =========


                                                                                UIF MID CAP VALUE
                                             UIF HIGH YIELD PORTFOLIO               PORTFOLIO                UIF VALUE PORTFOLIO
                                             ------------------------        ----------------------      --------------------------
Outstanding at beginning of period                           -                            -                              -
Purchase payments                                    2,068.392                   12,323.006                      9,971.471
Terminations and withdrawals                                 -                            -                              -
Transfers between funds                                      -                            -                              -
                                                    ----------                   ----------                      ---------
Outstanding at end of period                         2,068.392                   12,323.006                      9,971.471
                                                    ==========                   ==========                      =========

                                  USL VA-R-10

                              FINANCIAL STATEMENTS

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

        The United States Life Insurance Company in the City of New York

                              Financial Statements

                  Years ended December 31, 2000, 1999 and 1998



                                    CONTENTS

Report of Independent Auditors..........................................1

Audited Financial Statements

Balance Sheets..........................................................2
Statements of Income....................................................4
Statements of Comprehensive Income......................................5
Statements of Shareholder's Equity......................................6
Statements of Cash Flows................................................7
Notes to Financial Statements...........................................8

                         Report of Independent Auditors

Board of Directors and Shareholder
The United States Life Insurance Company in the City of New York

We have audited the accompanying balance sheets of The United States Life Insurance Company in the City of New York (an indirectly wholly owned subsidiary of American General Corporation) as of December 31, 2000 and 1999, and the related statements of income, comprehensive income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                        /s/ ERNST & YOUNG LLP
                                        ---------------------------------
March 16, 2001                          ERNST & YOUNG LLP

        The United States Life Insurance Company in the City of New York

                                 Balance Sheets

                                                           DECEMBER 31
                                                       2000          1999
                                                 ------------------------------
                                                          (In Thousands)

ASSETS
Investments:
  Fixed maturity securities, at fair value
   (amortized cost - $1,807,155 in 2000 and
   $1,688,015 in 1999)                              $1,811,628     $1,665,005

  Equity securities, at fair value (cost -
   $20,394 in 2000 and $13,304 in 1999)                 20,440         13,366

  Mortgage loans on real estate                        122,806        112,031
  Policy loans                                          77,871         82,784
  Investment real estate                                     -          1,556
  Other long-term investments                              424            317
  Short-term investments                                65,815        191,474
                                                 ------------------------------
Total investments                                    2,098,984      2,066,533

Cash                                                    13,099          8,571
Indebtedness from affiliates                             3,946          1,170
Accrued investment income                               33,079         33,724
Accounts and premiums receivable                        93,236         93,275
Reinsurance recoverable                                652,247        629,306
Deferred policy acquisition costs                      144,320        146,686
Property and equipment                                   4,422          4,345
Assets held in separate accounts                         1,880              -
Other assets                                            25,164         18,369
                                                  ------------------------------
Total assets                                        $3,070,377     $3,001,979
                                                  ==============================



See accompanying notes.

                                                           December 31
                                                       2000          1999
                                                 -----------------------------
                                                        (In Thousands)

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits
      Life and Annuity                              $1,641,586    $1,675,300
      Accident & Health                                430,575       385,877
 Other policy claims and benefits payable              106,105       117,684
 Other policyholders' funds                            107,440       109,832
 Federal income taxes                                  (36,818)      (50,189)
 Indebtedness to affiliates                              2,791         1,568
 Reinsurance payable                                   108,425       122,852
 Liabilities held in separate accounts                   1,880             -
 Other liabilities                                     250,269       243,988
                                                 -----------------------------
Total liabilities                                    2,612,253     2,606,912
                                                 -----------------------------


Shareholder's equity:
 Common stock, $2 par value, 1,980,658 shares
  authorized, issued, and outstanding                    3,961         3,961
 Additional paid-in capital                              8,361         8,361
 Accumulated other comprehensive income                 (2,437)      (12,915)
 Retained earnings                                     448,239       395,660
                                                 -----------------------------
Total shareholder's equity                             458,124       395,067
                                                 -----------------------------
Total liabilities and shareholder's equity          $3,070,377    $3,001,979
                                                 =============================



See accompanying notes.

        The United States Life Insurance Company in the City of New York

                              Statements of Income

                                                       YEAR ENDED DECEMBER 31
                                                   2000            1999          1998
                                              ------------------------------------------
                                                           (In Thousands)
Revenues:
 Premiums and other considerations               $212,295        $205,554       $594,155
 Net investment income                            162,345         166,695        185,838
 Net realized investment (losses) gains            (4,601)          4,689         (3,951)
 Other                                              7,259           6,330          4,901
                                              ------------------------------------------
Total revenues                                    377,298         383,268        780,943
                                              ------------------------------------------

Benefits and expenses:
 Benefits                                         201,107         203,967        514,020
 Operating costs and expenses                      95,427         124,372        221,115
 Loss on reinsurance settlements                        -               -         59,878
 Litigation settlement                                  -               -         30,689
                                              ------------------------------------------
Total benefits and expenses                       296,534         328,339        825,702
                                              ------------------------------------------
Income (loss) before income tax
  expense (benefit)                                80,764          54,929        (44,759)
Income tax expense (benefit)                       28,185          19,167        (19,308)
                                              ------------------------------------------
Net income (loss)                                $ 52,579        $ 35,762       $(25,451)
                                              ==========================================



See accompanying notes.

        The United States Life Insurance Company in the City of New York

                       Statements of Comprehensive Income

                                                   YEAR ENDED DECEMBER 31
                                                2000            1999            1998
                                           -----------------------------------------
                                                       (In Thousands)

Net income (loss)                            $52,579       $  35,762        $(25,451)
                                           -----------------------------------------

Other comprehensive income (loss):

 Gross change in unrealized gains (losses)    18,668        (162,179)          8,995
 DPAC                                         (6,471)         61,197         (13,917)
 Tax expense (benefit)                         4,269         (35,345)         (1,724)
                                           -----------------------------------------
       Net gain (loss)                         7,928         (65,637)         (3,198)
                                           -----------------------------------------
Less:
 (Losses) gains realized in net               (8,158)          5,321          (4,166)
  income
 DPAC                                          4,235          (4,289)            (85)
 Tax (benefit) expense                        (1,373)            360          (1,489)
                                           -----------------------------------------
       Net (loss) gain                        (2,550)            672          (2,762)
                                           -----------------------------------------
 Change in net unrealized gains (losses)      10,478         (66,309)           (436)
                                           -----------------------------------------

Comprehensive income (loss)                  $63,057       $ (30,547)       $(25,887)
                                           =========================================



See accompanying notes.

        The United States Life Insurance Company in the City of New York

                       Statements of Shareholder's Equity

                                                                   YEAR ENDED DECEMBER 31
                                                            2000            1999            1998
                                                      -----------------------------------------------
                                                                    (In Thousands)
Common stock:
 Balance at beginning of year                              $  3,961        $  3,961        $  3,961
 Change during year                                               -               -               -
                                                      -----------------------------------------------
Balance at end of year                                        3,961           3,961           3,961
                                                      -----------------------------------------------
Additional paid-in capital:
 Balance at beginning of year                                 8,361           8,361           8,361
 Change during year                                               -               -               -
                                                      -----------------------------------------------
Balance at end of year                                        8,361           8,361           8,361
                                                      -----------------------------------------------
Accumulated other comprehensive income:
 Balance at beginning of year                               (12,915)         53,394          53,830
 Change in unrealized gains (losses) on securities           10,478         (66,309)           (436)
                                                      -----------------------------------------------
Balance at end of year                                       (2,437)        (12,915)         53,394
                                                      -----------------------------------------------
Retained earnings:
 Balance at beginning of year                               395,660         457,898         483,349
 Net income (loss)                                           52,579          35,762         (25,451)
 Dividends paid                                                   -         (98,000)              -
                                                      -----------------------------------------------
Balance at end of year                                      448,239         395,660         457,898
                                                      -----------------------------------------------
Total shareholder's equity                                 $458,124        $395,067        $523,614
                                                      ===============================================



See accompanying notes.

        The United States Life Insurance Company in the City of New York

                            Statements of Cash Flows

                                                                               YEAR ENDED DECEMBER 31
                                                              2000                  1999                   1998
                                                       -------------------------------------------------------------
                                                                            (In Thousands)
OPERATING ACTIVITIES
Net income (loss)                                          $    52,579            $    35,762            $   (25,451)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Change in accounts and premiums receivable                   14,093                138,588               (167,146)
   Change in future policy benefits                             13,357                (52,714)               174,629
   Amortization of policy acquisition costs                     37,553                 44,123                 66,331
   Policy acquisition costs deferred                           (41,658)               (31,030)               (62,766)
   Change in other policyholders' funds                         (3,033)                 5,927                 22,573
   Provision for deferred income tax expense                     8,139                  2,495                (45,403)
   Depreciation                                                  1,713                  1,294                  1,327
   Amortization                                                 (4,754)                (4,858)                (1,734)
   Change in indebtedness to/from affiliates                    (1,553)                 5,382                 (8,019)
   Change in reinsurance balances                              (37,368)                 4,668               (321,733)
   Net loss (gain) on sale of investments                          366                 (4,689)                 3,951
   Other, net                                                  (11,869)               (21,051)               118,537
                                                       -------------------------------------------------------------
Net cash provided by (used in) operating activities             27,565                123,897               (244,904)
                                                       -------------------------------------------------------------
INVESTING ACTIVITIES
Purchases of investments and loans made                     (5,983,061)            (4,284,385)            (2,833,731)
Sales or maturities of investments and receipts
 from repayment of loans                                     5,964,176              4,286,356              3,183,379
Sales and purchases of property, equipment, and
 software, net                                                  (1,779)                (1,290)                (3,674)
                                                       -------------------------------------------------------------
Net cash (used in) provided by investing activities            (20,664)                   681                345,974
                                                       -------------------------------------------------------------
FINANCING ACTIVITIES
Policyholder account deposits                                  170,698                138,580                131,386
Policyholder account withdrawals                              (173,071)              (161,632)              (232,245)
Dividends paid                                                       -                (98,000)                     -
                                                       -------------------------------------------------------------
Net cash (used in) financing activities                         (2,373)              (121,052)              (100,859)
                                                       -------------------------------------------------------------
Increase in cash                                                 4,528                  3,526                    211
Cash at beginning of year                                        8,571                  5,045                  4,834
                                                       -------------------------------------------------------------
Cash at end of year                                        $    13,099            $     8,571            $     5,045
                                                       =============================================================

Interest paid amounted to approximately $38 thousand, $367 thousand and $5.3 million in 2000, 1999 and 1998 respectively.

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                         Notes to Financial Statements

                               December 31, 2000

NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (the "Company") is domiciled in the State of New York. The Company is a wholly owned subsidiary of USLIFE Corporation. Through the acquisition of USLIFE Corporation by American General Corporation (the "Parent Company") on June 17, 1997, American General Corporation became the ultimate parent of the Company.

The Company offers a broad portfolio of individual life and annuity products as well as group and credit insurance.

The individual life line of business includes universal life, variable universal life, level term, whole life and interest sensitive whole life as well as fixed and variable annuities. These individual and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for preferred international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

1. ACCOUNTING POLICIES

1.1 PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.

1.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.2 INSURANCE CONTRACTS (CONTINUED)

contracts generally require the performance of various functions and services over a period of more than one year.

Short-duration contracts include group major medical, dental, term life, AD&D, excess major medical, hospital indemnity and long-term and short-term disability policies. Short-term contracts generally require the performance of various functions and services over a period of one year or less.

The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

1.3 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 2000, 1999 and 1998. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the net adjustment is recorded in accumulated other comprehensive income within shareholder's equity. If the fair value of a security classified as available-for-sale declines below its amortized cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

MORTGAGE LOANS

Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.3 INVESTMENTS (CONTINUED)

POLICY LOANS

Policy loans are reported at unpaid principal balance.

INVESTMENT REAL ESTATE

Investment real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

INVESTMENT INCOME

Interest on fixed maturity securities and performing and restructured mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

REALIZED INVESTMENT GAINS

Realized investment gains (losses) are recognized using the specific-identification method.

1.4 DEFERRED POLICY ACQUISITION COSTS ("DPAC")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

DPAC associated with interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DPAC associated with insurance investment contracts is effectively charged off over the period ending one year beyond the surrender charge period. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

DPAC associated with interest-sensitive life contracts is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amount of DPAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.4 DEFERRED POLICY ACQUISITION COSTS ("DPAC") (CONTINUED)

rates, expected mortality/morbidity, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.5 PREMIUM RECOGNITION

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC (see Note 1.4). For all other contracts, premiums are recognized when due.

1.6 POLICY AND CONTRACT CLAIMS RESERVES

The Company's insurance and annuity liabilities relate to both long-duration and short-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

For long-duration contracts such as interest-sensitive life and insurance investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other long-duration contracts are based on estimates of the cost of future policy benefits. Reserves are determined using the net level premium method. Interest assumptions used to compute reserves ranged from 2.25% to 11.25% at December 31, 2000.

Short-duration contracts are rated based on attained age and are guaranteed issue and thus not subject to the normal wear-off mortality/morbidity patterns. No policy reserves other than unearned premium reserves are held. The unearned premium reserve is based on gross premium and is calculated on a pro rata basis.

Incurred but not reported claim reserves are based upon patterns demonstrated through run-out studies. Reserves for open long-term disability claims are based on the 1985 Commissioner Disability Tables, modified for company experience. The interest rate assumption varies by year of incurral, but averages 6.91%.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table, modified for company experience. The interest rate used for waiver of premium reserves is the same as that used for open long-term disability reserves.

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.7 REINSURANCE

The Company limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

A recoverable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Benefits paid and future policy benefits related to ceded insurance contracts are recorded as reinsurance recoverables. The cost of reinsurance is recognized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

1.8 PARTICIPATING POLICY CONTRACTS

Participating life insurance accounted for approximately 41.6%, 38.7%, and 36.7% of individual life insurance in force at December 31, 2000, 1999 and 1998 respectively.

The portion of earnings allocated to participating policyholders that cannot be expected to inure to shareholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $2.0 million, $2.2 million and $2.4 million in 2000, 1999 and 1998 respectively.

1.9 INCOME TAXES

The Company was acquired by American General Corporation on June 17, 1997. Following the acquisition, the Company will file a separate life company federal income tax return for five years.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.9 INCOME TAXES (CONTINUED)

valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income. Changes related to fluctuations in fair value of available-for-sale securities are included in accumulated other comprehensive income in shareholder's equity.

1.10 CHANGES IN ACCOUNTING AND REPORTING STANDARDS

In June 1998, the Financial Accounting Standards Board issued SFAS 133, which was amended by Statements 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 and 138, Accounting for Derivative Instruments and Certain Hedging Activities issued in June 1999 and June 2000, respectively (collectively referred to as Statement
133). Statement 133 requires all derivative instruments to be recognized at fair value of a derivative, accounting for which requires all derivative instruments to be recognized at fair value as either assets or liabilities in the balance sheet. Changes in the fair value of a derivative instrument are to be reported as earnings or other comprehensive income, depending upon the intended use of the derivative instrument. This statement is effective for fiscal years beginning after June 15, 2000. Adoption of SFAS 133 is not expected to have a material impact on the Company's results of operations or financial position.

1.11 SEPARATE ACCOUNT BUSINESS

Separate Accounts are assets and liabilities associated with certain contracts, principally variable universal life and variable annuities; for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the statements of income, comprehensive income, and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

1.12 RECLASSIFICATION

Certain prior year amounts have been reclassified to conform to current year presentation.

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS

2.1 Investment Income

Investment income by type of investment was as follows:

                                          2000           1999           1998
                                     ---------------------------------------------
                                                      (In Thousands)
Investment income:
 Fixed maturities                       $135,140       $145,074       $176,449
 Equity securities                         1,597             35             49
 Mortgage loans on real estate             9,270          7,750          5,766
 Investment real estate                      137            744          1,556
 Policy loans                              5,196          5,468          5,521
 Other long-term investments                 156          2,866            310
 Short-term investments                   13,547          8,307          2,742
 Investment income from affiliates           139            370             57
                                     ---------------------------------------------
Gross investment income                  165,182        170,614        192,450
Investment expenses                        2,837          3,919          6,612
                                     ---------------------------------------------
Net investment income                   $162,345       $166,695       $185,838
                                     =============================================


2.2 NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows:


                                                2000            1999             1998
                                     ------------------------------------------------
                                                       (In Thousands)
Fixed maturities:
 Gross gains                            $  5,714         $14,200          $ 2,860
 Gross losses                            (13,872)         (8,879)          (7,026)
 DPAC                                      4,235          (4,289)             (85)
                                     ------------------------------------------------
Total fixed maturities                    (3,923)          1,032           (4,251)
Other investments                           (678)          3,657              300
                                     ------------------------------------------------
Net realized investment (losses)
 gains before tax                         (4,601)          4,689           (3,951)
Income tax (benefit) expense              (1,610)          1,641           (1,383)
Net realized investment (losses)
 gains after tax                        $ (2,991)        $ 3,048          $(2,568)
                                     ================================================

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES


All fixed maturity and equity securities are classified as available-for-sale and reported at fair value (see Note 1.3). Amortized cost and fair value at December 31, 2000 and 1999 were as follows:

                                                 GROSS           GROSS
                                AMORTIZED      UNREALIZED     UNREALIZED        FAIR
                                  COST            GAIN           LOSS           VALUE
                               ----------------------------------------------------------
December 31, 2000                                    (In Thousands)
Fixed maturity securities:
 Corporate securities:
   Investment-grade              $1,360,149        $39,966       $(36,908)     $1,363,207
   Below investment-grade            78,177          1,280        (12,503)         66,954
 Mortgage-backed securities*        191,087          2,471           (453)        193,105
 U.S. government obligations        135,522          7,125              -         142,647
 Foreign governments                 34,487          3,665              -          38,152
 State and political                  4,640             81              -           4,721
  subdivisions
 Redeemable preferred stocks          2,886              -           (251)          2,635
 Derivatives                            207              -              -             207
                               ----------------------------------------------------------
Total fixed maturity             $1,807,155        $54,588       $(50,115)     $1,811,628
 securities
                               ==========================================================
Equity securities                $   20,394        $    60       $    (14)     $   20,440
                               ==========================================================

                                                 GROSS          GROSS
                                AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                   COST           GAIN           LOSS           VALUE
                                ----------------------------------------------------------
December 31, 1999                                   (In Thousands)
Fixed maturity securities:
 Corporate securities:
   Investment-grade              $1,422,946        $21,597       $(37,943)     $1,406,600
   Below investment-grade           100,502          1,240         (8,904)         92,838
 Mortgage-backed securities*        111,666            256         (1,067)        110,855
 U.S. government obligations          8,699            535            (79)          9,155
 Foreign governments                 36,839          1,447            (77)         38,209
 State and political                  4,466              -           (161)          4,305
  subdivisions
 Redeemable preferred stock           2,897            159            (13)          3,043
                               ----------------------------------------------------------
Total fixed maturity             $1,688,015        $25,234       $(48,244)     $1,665,005
 securities
                                =========================================================
Equity securities                $   13,304        $    62       $      -      $   13,366
                                =========================================================

* Primarily include pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2000 and 1999.

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

Net unrealized gains (losses) on securities included in accumulated comprehensive income in shareholder's equity at December 31 were as follows:

                                                      2000             1999
                                                 -------------------------------
                                                         (In Thousands)
Gross unrealized gains                               $ 54,648        $ 25,296
Gross unrealized losses                               (50,129)        (48,244)
DPAC and other fair value adjustments                  (8,267)          3,079
Deferred federal income taxes                           1,311           6,954
                                                 -------------------------------
Net unrealized gains on securities                   $ (2,437)       $(12,915)
                                                 ===============================

The contractual maturities of fixed maturity securities at December 31, 2000 and 1999 were as follows:

                                              2000                          1999
                               ------------------------------------------------------------
                                    AMORTIZED        MARKET       AMORTIZED        MARKET
                                       COST          VALUE           COST          VALUE
                               ------------------------------------------------------------
                                         (In Thousands)                (In Thousands)
Fixed maturity securities,
 excluding mortgage-
 backed securities:
   Due in one year or less        $  123,246     $  124,195     $  168,709     $  168,912
   Due after one year
    through five years               500,288        510,238        346,556        348,443
   Due after five years
    through ten years                352,879        344,782        421,727        409,119
   Due after ten years               639,655        639,308        639,357        627,676
Mortgage-backed securities           191,087        193,105        111,666        110,855
                               ------------------------------------------------------------
Total fixed maturity
 securities                       $1,807,155     $1,811,628     $1,688,015     $1,665,005
                               ============================================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $873.6 million, $779.4 million, and $587.3 million during 2000, 1999, and 1998 respectively.

        The United States Life Insurance Company in the City of New York

2.  INVESTMENTS (CONTINUED)

2.4 INVESTMENT SUMMARY

Investments of the Company were as follows:

                                             December 31, 2000                                  December 31, 1999
                          ------------------------------------------------------------------------------------------------------
                                                                  CARRYING                                            CARRYING
                                  COST          FAIR VALUE         AMOUNT            COST          FAIR VALUE          AMOUNT
                          ------------------------------------------------------------------------------------------------------
                                          (In Thousands)                                     (In Thousands)
Fixed maturities:
 Bonds:
   United States government
    and government agencies
    and authorities            $  135,522       $  142,647       $  142,647       $    8,699       $    9,155       $    9,155

   States, municipalities,
    and political subdivisions      4,640            4,721            4,721            4,466            4,305            4,305
   Foreign governments             34,487           38,152           38,152           36,839           38,209           38,209
   Public utilities               176,848          180,178          180,178          189,957          189,115          189,115
   Mortgage-backed securities     191,087          193,105          193,105          111,666          110,855          110,855
   All other corporate bonds    1,261,478        1,249,983        1,249,983        1,333,491        1,310,323        1,310,323

 Redeemable preferred stocks        2,886            2,635            2,635            2,897            3,043            3,043
 Derivatives                          207              207              207                -                -                -
                               -----------------------------------------------------------------------------------------------
Total fixed maturities          1,807,155        1,811,628        1,811,628        1,688,015        1,665,005        1,665,005

Equity securities:
 Nonredeemable preferred
  stocks                              568              574              574              568              575              575
 Common stocks                     19,826           19,866           19,866           12,736           12,791           12,791
                               -----------------------------------------------------------------------------------------------
Total fixed maturities and
 equity securities              1,827,549       $1,832,068        1,832,068        1,701,319       $1,678,371        1,678,371
                                                ==========                                         ==========
Mortgage loans on real estate*    122,806                           122,806          112,031                           112,031
Investment real estate                  -                                 -            1,556                             1,556
Policy loans                       77,871                            77,871           82,784                            82,784
Other long-term investments           424                               424              317                               317
Short-term investments**           65,815                            65,815          191,474                           191,474
                               ----------                        ---------------------------                        ----------
Total investments              $2,094,465                        $2,098,984       $2,089,481                        $2,066,533
                               ==========                        ===========================                        ==========

* Amount is net of allowance for losses of $0.6 million at December 31, 2000 and 1999 respectively.

** Includes $125 million on deposit to satisfy regulatory requirements at December 31, 1999. There were no short-term investments on deposit at December 31, 2000.

        The United States Life Insurance Company in the City of New York

3. DEFERRED POLICY ACQUISITION COSTS

The balance of DPAC at December 31 and the components of the change reported in operating costs and expenses for the years then ended were as follows:

                                                2000            1999            1998
                                     -----------------------------------------------
                                                       (In Thousands)
Balance at January 1                        $146,686        $ 98,552        $185,243
 Capitalization                               41,658          31,030          62,766
 Amortization                                (37,553)        (44,123)        (66,331)
 Effect of unrealized gains and
  losses on securities                       (10,706)         65,486         (13,832)
 Effect of realized gains and losses           4,235          (4,289)            (85)
 Reinsurance transfer                              -              30         (69,209)
                                     -----------------------------------------------
Balance at December 31                      $144,320        $146,686        $ 98,552
                                     ===============================================

4. FEDERAL INCOME TAXES

4.1 TAX LIABILITIES

Income tax liabilities were as follows:

                                                              December 31
                                                         2000            1999
                                                    -------------------------------
                                                           (In Thousands)
Current tax (recoverable) payable                       $ (4,567)       $ (4,156)
Deferred tax (assets) liabilities, applicable to:
 Net income                                              (30,940)        (39,079)
 Net unrealized investment (losses) gains                 (1,311)         (6,954)
                                                        ------------------------
Total net deferred tax (assets)                          (32,251)        (46,033)
                                                        ------------------------
Total current and deferred tax (assets)
 liabilities                                            $(36,818)       $(50,189)
                                                        ========================

       The United States Life Insurance Company in the City of New York

4. FEDERAL INCOME TAXES (CONTINUED)

4.1 TAX LIABILITIES (CONTINUED)

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                            2000            1999
                                                     -------------------------------
                                                           (In Thousands)
Deferred tax liabilities applicable to:
 Deferred policy acquisition costs                      $ 23,224        $ 49,455
 Basis differential of investments                         2,672          (5,380)
 Other                                                    (4,664)        (10,225)
                                                        ------------------------
Total deferred tax liabilities                            21,232          33,850

Deferred tax assets applicable to:
 Policy reserves                                         (59,441)        (51,387)
 Other                                                     5,958         (28,496)
                                                        ------------------------
Total deferred tax assets                                (53,483)        (79,883)
                                                        ------------------------
Net deferred tax (assets) liabilities                   $(32,251)       $(46,033)
                                                        ========================

A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $37.8 million at December 31, 2000 and 1999.

At current corporate rates, the maximum amount of tax on such income is approximately $13.2 million. Deferred taxes on these accumulations are not required because no distributions are expected.

        The United States Life Insurance Company in the City of New York

4. FEDERAL INCOME TAXES (CONTINUED)

4.2 TAX EXPENSE

Components of income tax expense (benefit) for the years were as follows:

                                              2000            1999            1998
                                       -----------------------------------------------
                                                       (In Thousands)
Current tax expense                          $20,046         $16,672        $ 26,095
Deferred tax expense (benefit):
 Deferred policy acquisition cost                 65           4,412           2,673
 Policy reserves                               2,123          (1,947)        (12,552)
 Basis differential of investments              (799)         (1,070)            132
 Litigation settlement                             -               -         (10,272)
 Reinsurance transaction                           -               -         (22,133)
 Other, net                                    6,750           1,100          (3,251)
                                             ---------------------------------------
Total deferred tax expense (benefit)           8,139           2,495         (45,403)
                                             ---------------------------------------
Income tax expense (benefit)                 $28,185         $19,167        $(19,308)
                                             =======================================



A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                              2000            1999            1998
                                        -----------------------------------------------
                                                       (In Thousands)
Income tax at statutory percentage
 of GAAP pretax income                       $28,267         $19,225        $(15,666)
Tax-exempt investment income                    (138)           (131)           (121)
Other                                             56              73          (3,521)
                                             ---------------------------------------
Income tax expense (benefit)                 $28,185         $19,167        $(19,308)
                                             =======================================

        The United States Life Insurance Company in the City of New York

4. FEDERAL INCOME TAXES (CONTINUED)

4.3 TAXES PAID

Income taxes paid amounted to approximately $20.5 million, $27.0 million, and $20.5 million in 2000, 1999, and 1998, respectively.

4.4 TAX RETURN EXAMINATIONS

The Internal Revenue Service ("IRS") has completed examinations of the Company's tax returns through 1994. The IRS has begun its audit of the 1995 through June 17, 1997 tax returns during 2000.

5. TRANSACTIONS WITH AFFILIATES

American General Corporation and certain affiliated companies provide services to the Company, principally data processing, investment management, professional and administrative services. During 2000, 1999 and 1998, the Company incurred $32.5 million, $28.8 million and $25.3 million, respectively, for these services. In addition, the Company provides services to certain affiliated companies. During 2000, 1999 and 1998, the Company was reimbursed $10.0 million, $4.3 million and $3.5 million, respectively, for these services. During 2000, the Company transferred a liability to an affiliate and reduced operating expenses by $10.5 million to match the services to be provided by the affiliate.

The Company periodically borrows funds from the Parent Company under an intercompany short-term borrowing agreement entered into during 1997. These borrowings are on demand and are unsecured. Interest is charged on the average borrowing based on the commercial paper rate. At December 31, 2000, no amounts were outstanding under the borrowing agreement.

Affiliated accounts receivable were $3.9 million and $1.2 million in 2000 and 1999, respectively.

Following regulatory approval from the necessary authorities, the Company reinsured 49% of its credit life and credit accident and health business to American General Assurance Company, an affiliate, effective January 1, 1998. This transaction resulted in the cession of approximately 218,000 life policies representing $379.5 million of insurance in-force and approximately 41,000 A&H policies. Assets of approximately $10 million were transferred, which resulted in a pretax loss of approximately $4 million.

Following regulatory approval from the necessary authorities, the Company also reinsured 49% of its New York and 100% of its non-New York group life (excluding permanent policies), group accident and health, and individual accident and health business to American General Assurance Company effective October 1, 1998. This transaction resulted in the cession of approximately 21,000 life policies representing $32.6 billion of insurance in-force

        The United States Life Insurance Company in the City of New York

5. TRANSACTIONS WITH AFFILIATES (CONTINUED)

and approximately 24,000 A&H policies. Assets of approximately $254 million were transferred. The Company received a $13 million ceding commission on this transaction, which resulted in a pretax loss of approximately $56 million.

The losses on these transactions resulted from the pricing of the business to yield a competitive market return.

Amounts recoverable of $492 million and $485 million and amounts payable of $101 million and $109 million, relating to this affiliated reinsurance, are included under the captions "Reinsurance recoverable" and "Reinsurance payable" in the balance sheets at December 31, 2000 and 1999, respectively.

6. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses for the Company's accident and health coverage is summarized as follows:

                                                           YEAR ENDED DECEMBER 31
                                                       2000           1999           1998
                                                ---------------------------------------------
                                                               (In Thousands)
Balance as of January 1, net of reinsurance
 recoverable                                          $20,599        $19,782       $ 85,974
                                                      -------------------------------------
Reinsurance settlements (1)                                 -              -        (43,736)
                                                      -------------------------------------
Add: Incurred losses (2)                               19,626         25,440        135,175
                                                      -------------------------------------
Deduct: Paid losses related to:
 Current year                                           9,881         14,680         93,013
 Prior years                                           12,960          9,943         64,618
                                                      -------------------------------------
   Total paid losses                                   22,841         24,623        157,631
                                                      -------------------------------------
Balance as of December 31, net of reinsurance          17,384         20,599         19,782
 recoverable

Reinsurance recoverable                                36,374         45,019         45,419
                                                      -------------------------------------

Balance as of December 31, gross of
 reinsurance recoverable                              $53,758        $65,618       $ 65,201
                                                      =====================================

(1)   See Note 5.
(2) Substantially all of the Company's incurred claims and claim adjustment expenses relate to the respective current year.

        The United States Life Insurance Company in the City of New York

6. ACCIDENT AND HEALTH RESERVES (CONTINUED)


The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled: claims reported subsequent to the date of the balance sheets which have been incurred during the period than ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

7. BENEFIT PLANS

7.1 PENSION PLANS

The Company has non-contributory defined benefit pension plans covering most employees. Pension benefits are based on the participant's compensation and length of credited service.

At December 31, 2000, the plans' assets were invested as follows: (1) 65% in equity mutual funds managed outside the company; (2) 28% in fixed income mutual funds managed by one of American General Corporation's subsidiaries and (3) 6% in American General Common Stock.

The benefit plans have purchased annuity contracts from American General Corporation's subsidiaries to provide approximately $58 million of future annual benefits to certain retirees.


The components of pension expense and underlying assumptions were as follows:


                                                 2000            1999             1998
                                         -------------------------------------------------
                                                        (In Thousands)
Service cost (benefits earned)                $   173         $ 1,050          $   193
Interest cost                                   1,515           2,159            1,205
Expected return on plan assets                 (2,241)         (2,864)          (1,714)
Amortization                                     (323)           (424)            (309)
                                              ----------------------------------------
Pension (income)                              $  (876)        $   (79)         $  (625)
                                              ========================================
Discount rate on benefit obligation              8.00%           7.75%            7.00%
Rate of increase in compensation
 levels                                          4.50%           4.25%            4.25%
Expected long-term rate of return on
 plan assets                                    10.35%          10.35%           10.25%


        The United States Life Insurance Company in the City of New York

7. BENEFIT PLANS (CONTINUED)

7.1 PENSION PLANS (CONTINUED)

The Company's funding policy is to contribute annually no more than the maximum deductible for federal income tax purposes. The funded status of the plans and the prepaid pension expense included in other assets at December 31 were as follows:

                                                          2000            1999
                                                   -------------------------------
                                                            (In Thousands)
Projected benefit obligation (PBO)                       $19,731         $29,314
Plan assets at fair value                                 21,636          29,789
                                                         -----------------------
Plan assets at fair value in excess of PBO                 1,905             475
Other unrecognized items, net                               (591)            140
                                                         -----------------------
Prepaid pension expense                                  $ 1,314         $   615
                                                         =======================

The change in PBO was as follows:

                                                          2000            1999
                                                    -------------------------------
                                                           (In Thousands)
PBO at January 1                                         $29,314         $18,022
Service and interest costs                                 1,688           3,208
Benefits paid                                             (1,551)         (1,419)
Actuarial (gain) loss                                     (2,685)           (282)
Transfers and other                                       (7,035)          9,785
                                                         -----------------------
PBO at December 31                                       $19,731         $29,314
                                                         =======================

The change in the fair value of plan assets was as follows:

                                                           2000            1999
                                                     -------------------------------
                                                           (In Thousands)
Fair value of plan assets at January 1                   $29,789         $18,110
Actual return on plan assets                               1,066           3,217
Benefits paid                                             (1,552)         (1,419)
Transfers                                                 (7,667)          9,881
                                                         -----------------------
Fair value of plan assets at December 31                 $21,636         $29,789
                                                         =======================

        The United States Life Insurance Company in the City of New York

7. BENEFIT PLANS (CONTINUED)

7.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS


The Company has life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

The life plans are insured through December 31, 1999. A portion of the retiree medical and dental plans is funded through a voluntary employees' beneficiary association (VEBA); the remainder is unfunded and self-insured. All of the retiree medical and dental plans' assets held in the VEBA were invested in readily marketable securities at its most recent balance sheet date.

Postretirement benefit expense (benefit) in 2000, 1999, and 1998 was $(585) thousand, $(574) thousand, and $(290) thousand, respectively. The accrued liability for postretirement benefits was $2.2 million and $5.5 million at December 31, 2000 and 1999, respectively. These liabilities were discounted at the same rates used for the pension plans.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all the Company's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding evaluation of related policyholders liabilities can be misinterpreted.

                                        2000                          1999
                           ------------------------------------------------------------
                                 FAIR         CARRYING         FAIR         CARRYING
                                VALUE          AMOUNT         VALUE          AMOUNT
                           ------------------------------------------------------------
                                    (In Millions)                 (In Millions)
Assets:
 Fixed maturity and
  equity securities              $1,832         $1,832         $1,678         $1,678
 Mortgage loans on real
  estate                         $  123         $  123         $  106         $  112
 Policy loans                    $   78         $   78         $   83         $   83
Liabilities:
 Insurance investment
  contracts                      $  347         $  360         $  447         $  458


        The United States Life Insurance Company in the City of New York

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following methods and assumptions were used to estimate the fair value of financial instruments:

     FIXED MATURITY AND EQUITY SECURITIES


     Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

     MORTGAGE LOANS ON REAL ESTATE

     Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS

     Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

     INSURANCE INVESTMENT CONTRACTS

     Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

        The United States Life Insurance Company in the City of New York

9. STATUTORY FINANCIAL INFORMATION; DIVIDEND PAYING CAPABILITY

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the State of New York Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications by the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within a state, and may change in the future. There were no material permitted practices utilized by the Company in 2000, 1999 or 1998.

Policyholder's surplus and net income, as reported to the domiciliary state insurance department in accordance with its prescribed or permitted statutory accounting practices is summarized as follows:

                                                2000           1999           1998
                                         ---------------------------------------------
                                                      (In Thousands)
Statutory net income for the year           $ 54,623       $ 48,003       $ 31,151
Statutory surplus at year-end               $226,434       $146,841       $212,130

Statutory accounting practices require acquisition costs on new business (including commissions and underwriting and issue costs) to be charged to expense when incurred. Regulatory net income includes income (loss) attributed to participating policyholders of $2.8 million, $(2.0) million and $(6.0) million in 2000, 1999 and 1998, respectively. The 2000 gain is primarily the result of less conservative reserving requirements adopted by New York State. The 1999 and 1998 losses were primarily a result of higher levels of sales of participating term insurance products. Regulatory equity capital includes capital attributed to participating policyholders of $(29.7) million, $(45.4) million and $(37.0) million at December 31, 2000, 1999 and 1998 respectively. Capital attributed to participating policyholders is not available for payment of dividends to shareholders.

The Company is subject to New York Business Corporation Law, which imposes restrictions on shareholder dividends. The maximum amount of dividends that can be paid by New York domiciled life insurance companies without the prior approval of the New York State Superintendent of Insurance in a calendar year is the lesser of: (1) 10% of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of such insurer for the immediately preceding calendar year. The Company did not pay any dividends in 2000 or 1998. The Company paid $98 million in dividends in 1999.

        The United States Life Insurance Company in the City of New York

9. STATUTORY FINANCIAL INFORMATION; DIVIDEND PAYING CAPABILITY (CONTINUED)

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The New York Department of Insurance has adopted the provisions of the revised manual except where there are conflicts with the provisions of New York Insurance Law, the most significant being deferred taxes. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the company uses to prepare their statutory-basis financial statements. Management believes the impact of these changes to the Company's statutory-basis capital and surplus as of January 1, 2001 will not be significant based on current New York Insurance Law.

10. LEASES

The Company has various leases for office space and facilities. At December 31, 2000 the future minimum rental commitments under all of the Company's noncancellable leases were as follows:


                  YEAR ENDED
                  DECEMBER 31
        -----------------------------------------------
                                          (In Thousands)

                   2001                          $2,047
                   2002                           2,069
                   2003                           1,987
                   2004                            (589)
                   2005                            (645)
                   Thereafter                      (645)
                                                 ------
                            Total                $4,224
                                                 ======

Rent expense incurred in 2000, 1999 and 1998 was $4.7 million, $4.7 million and $4.6 million, respectively.

11. COMMITMENTS AND CONTINGENCIES


In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. On December 16, 1998, American General Corporation announced that certain of its life insurance subsidiaries had entered into agreements to resolve all pending market conduct class action lawsuits. All of these settlements were finalized in 1999.

        The United States Life Insurance Company in the City of New York

11. COMMITMENTS AND CONTINGENCIES (CONTINUED)

In conjunction with the 1998 agreement, the Company recorded a charge of $30.7 million ($19.9 million after-tax) in the fourth quarter of 1998. The charge covers the cost of policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs.

The litigation liability was reduced by payments of $17.7 million and $2.5 million in 1999 and 2000, respectively. The remaining balance of $11.7 million and $9.2 million at December 31, 1999 and 2000, respectively, was included in other liabilities on the Company's balance sheet.

In addition to the charges recorded in 1998, the Company will incur additional expenses for claim administration, outside counsel and actuarial services, and regulatory expenses, related to the resolution of the litigation, which will be recorded as incurred. Such expenses are not expected to have a material adverse effect on the Company's financial position or results of operations.

In 1997, prior to the acquisition by American General Corporation, USLIFE Corporation entered the workers' compensation reinsurance business. In 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest workers' compensation contract was a quota share reinsurance agreement with Superior National Insurance Group (Superior National), effective May 1, 1998. On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures which the Company believes were made by Superior National.

In 2000, the California Department of Insurance ordered seizure of Superior National's insurance subsidiaries as a result of their financial condition and Superior National Insurance Group, Inc. voluntarily filed for bankruptcy.

Through the arbitration with Superior National, the Company plans to fully pursue all remedies. Although management believes, based on the advice of counsel, that the Company will succeed in rescinding the contract, risks and uncertainties remain with respect to the ultimate outcome. In the unlikely event the Company does not prevail in the arbitration, management does not expect the after tax losses from the Company's workers' compensation business to exceed $85 million, after recoveries from reinsurers. In addition, it is the current policy of the Company's ultimate parent, American General Corporation, to manage the capital levels in each of its principal life insurance subsidiaries to a target of 2.5 times the NAIC Company Action Level Risk-Based Capital. If the Company does not prevail in the arbitration, American General Corporation has committed to make contributions to the capital of the Company sufficient to meet its obligations under the treaty.

        The United States Life Insurance Company in the City of New York

11. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Company is also party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given suit.

12. REINSURANCE

Reinsurance recoverable on paid losses was approximately $5.0 million, $7.5 million, and $10.6 million at December 31, 2000, 1999 and 1998, respectively. Reinsurance recoverable on unpaid losses was approximately $36.4 million, $84.0 million, and $81.7 million at December 31, 2000, 1999 and 1998, respectively. The effect of reinsurance on benefits to policyholders and beneficiaries was $317 million, $357 million, and $131 million during 2000, 1999 and 1998, respectively.

The Company terminated its participation in both the Federal Employee Government Life Insurance (FEGLI) and State Government Life Insurance (SGLI) pools in 1998. The assumed premiums for these pools in 1998 were $19.5 million and $2.5 million, respectively.

The Company participates in several reinsurance pools. These pools are managed and administered by reinsurance intermediaries on behalf of the Company. The pools involved various coverages including life, medical and disability.

        The United States Life Insurance Company in the City of New York

12. REINSURANCE (CONTINUED)

Reinsurance transactions for the years ended December 31, 2000, 1999 and 1998 were as follows:


                                               2000                  1999                   1998
                                      -------------------------------------------------------------------
                                                             (In Thousands)
LIFE INSURANCE IN FORCE
      Gross                                  $73,348,279           $71,277,741            $70,948,300
      Assumed                                          -                     -                      -
      Ceded                                   48,226,467            44,938,362             44,441,277
                                             --------------------------------------------------------
      Net                                    $25,121,812           $26,339,379            $26,507,023
                                             ========================================================
LIFE AND ANNUITY PREMIUMS
      Gross                                  $   222,111           $   218,536            $   214,384
      Assumed                                          1                     3                 22,020
      Ceded                                      151,919               151,258                 58,924
                                             --------------------------------------------------------
      Net                                    $    70,193           $    67,281            $   177,480
                                             ========================================================
A&H PREMIUMS
 Written
      Gross                                  $   399,864           $   443,363            $   459,562
      Assumed                                     13,859                17,335                170,120
      Ceded                                      360,820               401,656                285,628
                                             --------------------------------------------------------
      Net                                    $    52,903           $    59,042            $   344,054
                                             ========================================================
 Earned
      Gross                                  $   391,406           $   437,454            $   452,348
      Assumed                                     15,040                17,498                168,331
      Ceded                                      354,235               396,408                276,313
                                             --------------------------------------------------------
      Net                                    $    52,211           $    58,544            $   344,366
                                             ========================================================


13. SUBSEQUENT EVENTS

American General Corporation, the Company's ultimate parent, has declared a two-for-one stock split payable March 1, 2001. Disclosures of the number of shares, option prices, and fair market value prices of American General Corporation common stock in these notes and the accompanying financial statements have not been restated to reflect the stock split.

        The United States Life Insurance Company in the City of New York

13. SUBSEQUENT EVENTS (CONTINUED)

On March 11, 2001, American General Corporation entered into a definitive merger agreement with Prudential plc. Under the agreement, American General Corporation's shareholders will exchange shares of American General Corporation's common stock for 3.6622 shares of Prudential plc common stock.
The transaction, which is subject to shareholder and regulatory approvals, is expected to be completed in third quarter 2001.

                                    PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements

              PART A:  None

              PART B:

         (1) Financial Statements of the Generations Divisions of The United States Life Insurance Company in the City of New York Separate Account USL VA-R:

                Report of Ernst & Young LLP, Independent Auditors
                Statement of Net Assets as of December 31, 2000
                Statement of Operations for the period ended December 31, 2000 Statement of Changes in Net Assets for the period ended
                  December 31, 2000
                Notes to Financial Statements

         (2) Financial Statements of The United States Life Insurance Company in the City of New York:

                Report of Ernst & Young LLP, Independent Auditors Balance Sheets as of December 31, 2000 and 1999 Statements of Income for the years ended
                  December 31, 2000, 1999 and 1998
                Statements of Comprehensive Income for the
                  years ended December 31, 2000, 1999, and 1998
                Statements of Shareholder's Equity for the
                  years ended December 31, 2000, 1999, and 1998
                Statements of Cash Flows for the years
                  ended December 31, 2000, 1999, and 1998
                Notes to Consolidated Financial Statements

              PART C:  None

         (b)  Exhibits

            (1) The United States Life Insurance Company in the City of New York
                Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VA-R ("Separate Account USL VA-R") and among other things the marketing of variable annuity products in New York. (1)

    (2)         None

    (3)(a)(i) Master Marketing and Distribution Agreement By and Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated and Van Kampen Distributors, Inc. (2)

          (ii) Form of Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (3)

       (b)(i) Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management, Inc., and Van Kampen Distributors, Inc.
                (2)

          (ii) Participation Agreement by and among The United States Life Insurance Company in the City of New York, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management, Inc., and Miller Anderson & Sherrerd (2)

       (c)(i) Specimen form of Selling Group Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, and Van Kampen Funds, Inc. (2)

          (ii) Form of Selling Group Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, and The Winchester Agency, Ltd. (5)

          (iii) Form of Selling Group Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, and selling group member and its associated agency. (5)

    (4)(a)      Form of Group Annuity Master Contract  (Form No. 98034N). (1)

       (b)(i)   Form of Group Annuity Certificate (Form No. 98033N).  (1)

          (ii)  Form of Qualified Certificate Endorsement.  (2)

          (iii) Form of Individual Retirement Annuity Disclosure Statement for Certificate Form No. 98033N. (4)

          (iv) Form of Roth Individual Retirement Annuity Disclosure Statement for Certificate Form No. 98033N. (4)

          (v)   Form of Eligible Rollover Distribution Endorsement.  (2)

          (vi)  Form of Individual Retirement Annuity (IRA) Endorsement.  (2)

          (vii) Form of Roth Individual Retirement Annuity Endorsement.  (2)

    (5)(a)(i)   Form of Application for Certificate (Form No. USL 8771-33).  (1)

          (ii) Form of Application for Certificate, amended (Form No. USL 8771-33 REV 0499). (2)

          (iii) Specimen form of Application for Certificate, revised May 1, 2001 (Form No. USL 8771-33 REV 0499). (Filed herewith)

       (b)(i)   Specimen form of Generations Service Request.  (2)

          (ii) Specimen form of Generations Service Request, amended May 1, 2001. (Filed herewith)

       (c) Specimen form of Special Request for Surrender Charge Waiver under Certificate Form No. 98033N. (2)

       (d)      Form of 1035 Exchange Instructions.  (2)

       (e)      Form of Change of Beneficiary Form.  (2)

       (f)      Form of Assignment and Transfer Request Form.  (2)

       (g) Form of Election of Annuity Payment Option/Change Form for Variable Annuities. (2)

       (h) Form of Dollar Cost Averaging Form under Certificate Form No. 98033N. (2)

       (i) Form of Confirmation of Initial Purchase Payment under Certificate Form No. 98033N. (2)

    (6)(a) Charter and all amendments thereto of The United States Life Insurance Company in the City of New York. (1)

       (b) Bylaws, as amended, of The United States Life Insurance Company in the City of New York. (1)

    (7)         None

    (8)(a) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and American General Life Companies, limited to terms which describe registered and non-registered product services. (2)

       (b)(i) Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc., dated as of December 1, 1998. (2)

          (ii) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management, dated as of January 1, 2000. (5)

       (c)(i) Administrative Services Agreement between The United States Life Insurance Company in the City of New York, Morgan Stanley Asset Management Inc., and Miller Anderson & Sherrerd, LLP, dated as of December 1, 1998. (2)

          (ii) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York, Morgan Stanley Dean Witter Investment Management, Inc. and Miller Anderson & Sherrerd, LLP, dated as of January 1, 2000. (5)

    (9)         Opinion and Consent of Counsel.  (2)

    (10)        Consent of Independent Auditors.  (Filed herewith)

    (11)        None

    (12)        None

    (13)(a) Computations of hypothetical historical average annual total returns for the Divisions available under Certificate Form No 98033N for the one, five and ten year periods ended December 31, 1998, and since inception. (2)

        (b) Computations of hypothetical historical total returns for the Divisions available under Certificate Form No. 98033N for the one, five and ten year periods ended December 31, 1998, and since inception. (2)

        (c) Computations of hypothetical historical cumulative total returns for the Divisions available under Certificate Form No. 98033N for the one, five and ten year periods ended December 31, 1998, and since inception. (2)

        (d) Computations of hypothetical historical 30 day yield for the Domestic Income, Government, and Growth and Income Divisions available under Certificate Form No. 98033N for the one month period ended December 31, 1998. (2)

        (e) Computations of hypothetical historical seven day yield and effective yield for the Money Market Division, available under Certificate Form No. 98033N for the seven day period ended December 31, 1998. (2)

        (f) Computations of hypothetical historical average annual total returns for the UIF U.S. Real Estate Division available under Certificate Form No 98033N for the one, five and ten year periods ended December 31, 2000, and since inception. (Filed herewith)

        (g) Computations of hypothetical historical total returns for the UIF U.S Real Estate Division available under Certificate Form No. 98033N for the one, five and ten year periods ended December 31, 2000, and since inception. (Filed herewith)

        (h) Computations of hypothetical historical cumulative total returns for the UIF U.S. Real Estate Division available under Certificate Form No. 98033N for the one, five and ten year periods ended December 31, 2000, and since inception. (Filed herewith)

    (14)        Financial Data Schedule.  (See Exhibit 27 below.)

    (27) (Inapplicable, because, notwithstanding Item 24.(b) as to Exhibits, the Commission staff has advised that no such Schedule is required.)


(1) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on September 18, 1998.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-63843) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 27, 1999.

(4)  Included in Part A of this Amendment.

(5) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on April 28, 2000.

ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

       The directors, executive officers, and, to the extent responsible for variable annuity operations, other officers of the depositor are listed below.

NAME AND PRINCIPAL                           POSITIONS AND OFFICES
BUSINESS ADDRESS                             WITH THE DEPOSITOR
------------------                           ------------------

Rodney O. Martin, Jr.                        Director, Chairman and
2929 Allen Parkway                           Chief Executive Officer
Houston, TX  77019

James P. Corcoran                            Director and Vice Chairman
70 East 55th Street
14th Floor
New York, NY  10022

William A. Bacas                             Director
182 Ridge Street
Glens Falls, NY 12801

Ronald E. Blaylock                           Director
Blaylock & Partners, L.P.
609 Fifth Avenue, 12th Floor
New York, NY 10017

Donald W. Britton                            Director and President
2929 Allen Parkway
Houston, TX 77019

David J. Dietz                               Director and President -
390 Park Avenue                              Individual Insurance Operations
New York, NY 10022

Dr. Patricia O. Ewers                        Director
Pace University
Pace Plaza
New York, NY 10038

Thomas H. Fox                                Director
1016 East Bay Drive
Northport, MI 49670

David A. Fravel                              Director and Executive
2929 Allen Parkway                           Vice President
Houston, TX 77019

Robert F. Herbert, Jr.                       Director and Senior
2727-A Allen Parkway                         Vice President
Houston, TX 77019

David L. Herzog                              Director, Executive
2929 Allen Parkway                           Vice President and
Houston, TX 77019                            Chief Financial Officer

John V. LaGrasse                             Director, Executive
2929 Allen Parkway                           Vice President and
Houston, TX 77019                            Chief Technology Officer

William J. O'Hara, Jr.                       Director
AJ Tech
2590 Pioneer Avenue
Vista, CA 92083

Gary D. Reddick                              Director and Executive
2929 Allen Parkway                           Vice President
Houston, TX 77019

William M. Keeler                            President -
3600 Route 66                                Group Insurance Operations
Neptune, NJ 07754

Don M. Ward                                  Executive Vice President
2727 Allen Parkway
Houston, TX 77019

Thomas M. Zurek                              Executive Vice President and
2929 Allen Parkway                           General Counsel
Houston, TX 77019

Wayne A. Barnard                             Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein                          Senior Vice President
2929 Allen Parkway                           and Chief Actuary
Houston, TX 77019

Felix C. Curcuru                             Senior Vice President
3600 Route 66
Neptune, NJ 07754

William F. Guterding                         Senior Vice President and
390 Park Avenue                              Chief Underwriting Officer
New York, NY 10022

William J. Leary                             Senior Vice President
3600 Route 66
Neptune, NJ 07754

Simon J. Leech                               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Randy J. Marash                              Senior Vice President
3600 Route 66
Neptune, NJ 07754

Robert Stuchiner                             Senior Vice President
390 Park Avenue
New York, NY 10022

Roy V. Washington                            Senior Vice President and
2727 Allen Parkway                           Chief Compliance Officer
Houston, TX 77019

Walter E. Bednarski                          Vice President, Controller and
3600 Route 66                                Treasurer
Neptune, NJ 07754

Richard W. Scott                             Vice President and Chief
2929 Allen Parkway                           Investment Officer
Houston, TX 77019

Julia S. Tucker                              Vice President - Investments
2929 Allen Parkway
Houston, TX 77019

Sandra M. Smith                              Associate General Counsel
300 South State Street                       and Assistant Secretary
Syracuse, NY 13202

Joyce Bilski                                 Administrative Officer
2727-A Allen Parkway
Houston, TX 77019

Mark Childs                                  Administrative Officer
2727-A Allen Parkway
Houston, TX 77019

Pauletta P. Cohn                             Secretary
2929 Allen Parkway
Houston, TX 77019

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The following is a list of American General Corporation's subsidiaries as of March 31, 2001. All subsidiaries listed are corporations, unless otherwise indicated. Subsidiaries of subsidiaries are indicated by indentations and unless otherwise indicated, all subsidiaries are wholly owned. Inactive subsidiaries are denoted by an asterisk (*).

                                                             JURISDICTION OF
                         NAME                                 INCORPORATION
                         ----                                ---------------
AGC Life Insurance Company..................................     Missouri
 American General Property Insurance Company/16/............     Tennessee
   American General Property Insurance Company of Florida...     Florida
 American General Life and Accident Insurance Company/6/....     Tennessee
 American General Life Insurance Company/7/.................     Texas
   American General Annuity Service Corporation.............     Texas
   American General Life Companies..........................     Delaware
   American General Life Insurance Company of New York......     New York
     The Winchester Agency Ltd..............................     New York
   The Variable Annuity Life Insurance Company..............     Texas
     Parkway 1999 Trust/17/.................................     Maryland
     PESCO Plus, Inc/14/....................................     Delaware
     American General Gateway Services, L.L.C./15/..........     Delaware
     The Variable Annuity Marketing Company.................     Texas
     American General Financial Advisors, Inc...............     Texas
     American General Retirement Services Company...........     Texas
     VALIC Trust Company....................................     Texas
     American General Assignment Corporation of New York....     New York
 The Franklin Life Insurance Company........................     Illinois
   The American Franklin Life Insurance Company.............     Illinois
   Franklin Financial Services Corporation..................     Delaware
 HBC Development Corporation................................     Virginia
 Templeton American General Life of Bermuda, Ltd/13/........     Bermuda
 Western National Corporation...............................     Delaware
   WNL Holding Corp.........................................     Delaware

     American General Annuity Insurance Company.............     Texas
     American General Assignment Corporation................     Texas
     American General Distributors, Inc.....................     Delaware
     A.G. Investment Advisory Services, Inc.................     Delaware
     American General Financial Institution Group, Inc......     Delaware
     WNL Insurance Services, Inc............................     Delaware
American General Asset Management Corp......................     Delaware
American General International, Inc.........................     Delaware
American General Enterprise Services, Inc...................     Delaware
American General Corporation*...............................     Delaware
American General Delaware Management Corporation/1/.........     Delaware
American General Finance, Inc...............................     Indiana
 HSA Residential Mortgage Services of Texas, Inc............     Delaware
 AGF Investment Corp........................................     Indiana
 American General Auto Finance, Inc.........................     Delaware
 American General Finance Corporation/8/....................     Indiana
   American General Finance Group, Inc......................     Delaware
     American General Financial Services, Inc./9/...........     Delaware
       The National Life and Accident Insurance Company.....     Texas
   Merit Life Insurance Co..................................     Indiana
   Yosemite Insurance Company...............................     Indiana
 American General Finance, Inc..............................     Alabama
 A.G. Financial Service Center, Inc.........................     Utah
 American General Bank, FSB.................................     Utah
 American General Financial Center, Inc.*...................     Indiana
 American General Financial Center, Incorporated*...........     Indiana
 American General Financial Center Thrift Company*..........     California
 Thrift, Incorporated*......................................     Indiana
American General Funds Distributors, Inc....................     Delaware
American General Investment Advisory Services, Inc.*........     Texas
American General Investment Holding Corporation/10/.........     Delaware
 American General Investment Management, L.P./10/...........     Delaware
American General Investment Management Corporation/10/......     Delaware
American General Realty Investment Corporation..............     Texas
 AGLL Corporation/11/.......................................     Delaware
 American General Land Holding Company......................     Delaware
   AG Land Associates, LLC/11/..............................     California
 GDI Holding, Inc.*/12/.....................................     California
 Pebble Creek Service Corporation...........................     Florida
 SR/HP/CM Corporation.......................................     Texas
Green Hills Corporation.....................................     Delaware
Knickerbocker Corporation...................................     Texas
 2929 Allen Parkway Venture, L.P./19/.......................     Texas
   American General International Investment, Inc...........     Delaware
 American Athletic Club, Inc................................     Texas
Pavilions Corporation.......................................     Delaware

USLIFE Corporation..........................................     Delaware
 All American Life Insurance Company........................     Illinois
 American General Assurance Company.........................     Illinois
   American General Indemnity Company.......................     Nebraska
   USLIFE Credit Life Insurance Company of Arizona..........     Arizona
 American General Life Insurance Company of Pennsylvania....     Pennsylvania
 I.C. Cal*..................................................     California
 North Central Administrators, Inc..........................     Minnesota
 North Central Life Insurance Company.......................     Minnesota
   North Central Caribbean Life, Ltd........................     Nevis
 The Old Line Life Insurance Company of America.............     Wisconsin
 The United States Life Insurance Company in the City of
   New York.................................................     New York
 American General Bancassurance Services, Inc...............     Illinois
   USMRP, Ltd...............................................     Turks & Caicos
     The Huntington National Life Insurance Company/18/.....     Arizona
 USLIFE Realty Corporation..................................     Texas
     USLIFE Real Estate Services Corporation................     Texas
 USLIFE Systems Corporation.................................     Delaware

American General Finance Foundation, Inc. is not included on this list. It is a non-profit corporation.

                                     NOTES

/1/ American General Capital, L.L.C., a limited liability company was formed in the State of Delaware on March 28, 1995. The limited liability interests are jointly owned by AGC and AGDMC and the business and affairs are managed by AGDMC:

/2/ On November 26, 1996, American General Institutional Capital A ("AG Cap Trust A"), a Delaware business trust, was created. On March 10, 1997, American General Institutional Capital B ("AG Cap Trust B"), also a Delaware business trust, was created. Both AG Cap Trust A's and AG Cap Trust B's business and affairs are conducted through their trustees:
     Bankers Trust Company and Bankers Trust (Delaware). Capital securities of each are held by non-affiliated third party investors and common securities of AG Cap Trust A and AG Cap Trust B are held by AGC.

/3/ On November 14, 1997, American General Capital I, American General Capital II, American General Capital III, and American General Capital IV (collectively, the "Trusts"), all Delaware business trusts, were created. Each of the Trusts' business and affairs are conducted through its trustees: Bankers Trust (Delaware) and James L. Gleaves (not in his individual capacity, but solely as Trustee).

/4/ On July 10, 1997, the following insurance subsidiaries of AGC became the direct owners of the indicated percentages of membership units of SBIL B, L.L.C. ("SBIL B"), a U.S. limited liability company: VALIC (22.6%), FL (8.1%), AGLA (4.8%) and AGL (4.8%). Through their aggregate 40.3% interest in SBIL B, VALIC, FL, AGLA and AGL indirectly own approximately 28% of the securities of SBI, an English company, and 14% of the securities of ESBL, an English company, SBP, an English company, and SBFL, a Cayman Islands company. These interests are held for investment purposes only.

/5/ Effective December 5, 1997, AGC and Grupo Nacional Provincial, S.A. ("GNP") completed the purchase by AGC of a then 40% interest in Grupo Nacional Provincial Pensions S.A. de C.V. ("GNPP"), a new holding company formed by GNP, one of Mexico's largest financial services companies. On March 8, 2001, American General International Investments, Inc. ("AGIII") and GNP purchased newly issued shares of GNPP, such that as of March 8, 2001, AGC held a 28% interest, AGIII held a 12% interest and GNP held a 60% interest in GNPP.

/6/ AGLA owns approximately 12% of Whirlpool Financial Corp. ("Whirlpool") preferred stock. AGLA's holdings in Whirlpool represents approximately 3% of the voting power of the capital stock of Whirlpool. The interests in Whirlpool (which is a corporation that is not associated with AGC) are held for investment purposes only.

/7/ AGL owns 100% of the common stock of American General Securities Incorporated ("AGSI"), a full-service NASD broker-dealer. AGSI, in turn, owns 100% of the stock of the following insurance agencies:

       American General Insurance Agency, Inc. (Missouri)
       American General Insurance Agency of Hawaii, Inc. (Hawaii)
       American General Insurance Agency of Nevada, Inc. (Nevada)
       American General Insurance Agency of Georgia, Inc. (Georgia)
       American General Insurance Agency of Alabama, Inc. (Alabama)
       American General Insurance Agency of Massachusetts, Inc. (Massachusetts)

     In addition, the following agencies are indirectly related to AGSI, but not owned or controlled by AGSI:
       American General Insurance Agency of Ohio, Inc. (Ohio)
       American General Insurance Agency of Texas, Inc. (Texas)
       American General Insurance Agency of Oklahoma, Inc. (Oklahoma)
       Insurance Masters Agency, Inc. (Texas)

     The foregoing indirectly related agencies are not affiliates or subsidiaries of AGL under applicable holding company laws, but they are part of the AGC group of companies under other laws.

/8/ American General Finance Corporation is the parent of an additional 42 wholly-owned subsidiaries incorporated in 25 states for the purpose of conducting its consumer finance operations, in addition to those noted in footnote 9 below.

/9/ American General Financial Services, Inc., is the direct or indirect parent of an additional 8 wholly-owned subsidiaries incorporated in 5 states and Puerto Rico for the purpose of conducting its consumer finance operations.

/10/ American General Investment Management, L.P., a Delaware limited partnership, is jointly owned by AGIHC and AGIMC. AGIHC holds a 99% limited partnership interest, and AGIMC owns a 1% general partnership interest.

/11/ AG Land Associates, LLC is jointly owned by AGLH and AGLL. AGLH holds a
     98.75% managing interest and AGLL owns a 1.25% managing interest.

/12/ AGRI owns a 75% interest in GDI Holding, Inc.

/13/ AGCL owns 50% of the common stock of TAG Life. Templeton International,
     Inc., a Delaware corporation, owns the remaining 50% of TAG Life. Templeton International, Inc. is not affiliated with AGC.

/14/ VALIC holds 90% of the outstanding common shares of PESCO Plus, Inc. The
     Florida Education Association/United, a Florida teachers union and unaffiliated third party, holds the remaining 10% of the outstanding common shares.

/15/ VALIC holds 90% of the outstanding common shares of American General
     Gateway Services, L.L.C. Gateway Investment Services, Inc., a California corporation and an unaffiliated third party, holds the remaining 10% of the outstanding common shares.

/16/ AGPIC is jointly owned by AGCL and AGLA. AGCL owns 51.85% and AGLA owns
     48.15% of the issued and outstanding shares of AGPIC.

/17/ Parkway 1999 Trust was formed as a Maryland business trust to function as an investment subsidiary. VALIC owns 100% of its common equity.

/18/ On November 17, 2000, USMRP acquired 29,000 shares of The Huntington
     National Life Insurance Company's preferred stock for investment purposes only. The Arizona Department of Insurance approved USMRP's disclaimer of control on November 13, 2000.

/19/ 2929 Allen Parkway Venture, L.P., a limited partnership was formed in the State of Texas on February 15, 2001. American General Life Insurance Company and American General Life and Accident Insurance Company hold a 68.18% and 22.73% limited partnership interest, respectively, and Knickerbocker Corporation owns a 9.09% general partnership interest.

COMPANY ABBREVIATIONS AS USED IN ITEM 26:

                                                                                   STATE/JUR.
ABB.                                        COMPANY                                OF DOMICILE
-------------   ----------------------------------------------------------------   -----------

AAL             All American Life Insurance Company.............................         IL
AAth            American Athletic Club, Inc. ...................................         TX
AFLI            The American Franklin Life Insurance Company....................         IL
AGAIC           American General Annuity Insurance Company......................         TX
AGAMC           American General Asset Management Corp. ........................         DE
ASGN-NY         American General Assignment Corporation of New York.............         NY
AGAC            American General Assurance Company..............................         IL


AGAS            American General Annuity Service Corporation....................         TX
AGBS            American General Distributors, Inc..............................         DE
AGB             American General Bank, FSB......................................         UT
AGC             American General Corporation....................................         TX
AGCL            AGC Life Insurance Company......................................         MO
AGDMC           American General Delaware Management Corporation................         DE
AGES            American General Enterprise Services, Inc.......................         DE
AGF             American General Finance, Inc...................................         IN
AGFC            American General Finance Corporation............................         IN
AGFCI           American General Financial Center, Incorporated.................         IN
AGFCT           American General Financial Center Thrift Company................         CA
AGFG            American General Finance Group, Inc.............................         DE
AGFDI           American General Funds Distributors, Inc........................         DE
AGF Inv         AGF Investment Corp.............................................         IN
AGFn            A.G. Financial Service Center, Inc..............................         UT
AGFnC           American General Financial Center, Inc..........................         IN
AGFS            American General Financial Services, Inc........................         DE
AGFA            American General Financial Advisors, Inc........................         TX
AGFIG           American General Financial Institutions Group, Inc..............         DE
AGGS            American General Gateway Services, L.L.C........................         DE
AGIA            American General Insurance Agency, Inc..........................         MO
AGIAH           American General Insurance Agency of Hawaii, Inc................         HI
AGIAM           American General Insurance Agency of Massachusetts, Inc.........         MA
AGIAO           American General Insurance Agency of Ohio, Inc..................         OH
AGIAOK          American General Insurance Agency of Oklahoma, Inc..............         OK
AGIAS           A.G. Investment Advisory Services, Inc..........................         DE
AGIAT           American General Insurance Agency of Texas, Inc.................         TX
AGII            American General International, Inc.............................         DE
AGIII           American General International Investment, Inc..................         DE
AGIHC           American General Investment Holding Corporation.................         DE
AGIM            American General Investment Management, L.P.....................         DE
AGIMC           American General Investment Management Corporation..............         DE
AGIND           American General Indemnity Company..............................         NE
AGL             American General Life Insurance Company.........................         TX
AGLC            American General Life Companies ................................         DE
AGLA            American General Life and Accident Insurance Company............         TN
AGLH            American General Land Holding Company...........................         DE
AGLL            AGLL Corporation................................................         DE
AGNY            American General Life Insurance Company of New York.............         NY
AGPA            American General Life Insurance Company of Pennsylvania.........         PA
AGPIC           American General Property Insurance Company.....................         TN
AGRI            American General Realty Investment Corporation..................         TX
AGRSC           American General Retirement Services Company....................         TX
AGSI            American General Securities Incorporated........................         TX
AGX             American General Exchange, Inc..................................         TN
ASGN            American General Assignment Corporation.........................         TX
FFSC            Franklin Financial Services Corporation.........................         DE
FL              The Franklin Life Insurance Company.............................         IL
GHC             Green Hills Corporation.........................................         DE
HBDC            HBC Development Corporation.....................................         VA
KC              Knickerbocker Corporation.......................................         TX
ML              Merit Life Insurance Co.........................................         IN
NLA             The National Life and Accident Insurance Company................         TX
NCA             North Central Administrators, Inc...............................         MN
NCL             North Central Life Insurance Company............................         MN


NCCL            North Central Caribbean Life, Ltd...............................         T&C
OLL             The Old Line Life Insurance Company of America..................         WI
PKWY            Parkway 1999 Trust..............................................         MD
PAV             Pavilions Corporation...........................................         DE
PCSC            Pebble Creek Service Corporation................................         FL
PIFLA           American General Property Insurance Company of Florida..........         FL
PPI             PESCO Plus, Inc.................................................         DE
RMST            HSA Residential Mortgage Services of Texas, Inc.................         DE
SRHP            SR/HP/CM Corporation............................................         TX
TAG Life        Templeton American General Life of Bermuda, Ltd.................         BA
TI              Thrift, Incorporated............................................         IN
UAS             American General Bancassurance Services, Inc....................         IL
UC              USLIFE Corporation..............................................         DE
UCLA            USLIFE Credit Life Insurance Company of Arizona.................         AZ
URC             USLIFE Realty Corporation.......................................         TX
URSC            USLIFE Real Estate Service Corporation..........................         TX
USC             USLIFE Systems Corporation......................................         DE
USL             The United States Life Insurance Company in the City of New York         NY
USMRP           USMRP, Ltd......................................................         T&C
HNLIC           The Huntington National Life Insurance Company..................         AZ
VALIC           The Variable Annuity Life Insurance Company.....................         TX
VAMCO           The Variable Annuity Marketing Company..........................         TX
VTC             VALIC Trust Company.............................................         TX
WA              The Winchester Agency Ltd.......................................         NY
WIS             WNL Insurance Services, Inc.....................................         DE
WNC             Western National Corporation....................................         DE
WNLH            WNL Holding Corp................................................         DE
YIC             Yosemite Insurance Company......................................         IN

ITEM 27. NUMBER OF CERTIFICATE OWNERS

  As of February 28, 2001, there were 8 owners of Certificates offered by this Registration Statement, 1 Qualified and 7 Non-qualified.

ITEM 28. INDEMNIFICATION

     USL's By-Laws, as amended, include provisions concerning the indemnification of its officers and directors, and certain other persons, which provide in substance as follows:

     Article XI of USL's By-Laws provide, in part, that USL, except to the extent expressly prohibited by the New York Business Corporation law or New York Insurance law, shall have the power to indemnity each person made or threatened to be made a party to or called as a witness in or asked to provide information in connection with any pending or threatened action, proceeding, hearing or investigation, whether civil or criminal, and whether judicial, quasi-judicial, administrative, or legislative, and whether or not for or in the right of USL or any other enterprise, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of USL, or is or was a director or officer of USL who also serves or served at the request of USL, any other corporation, partnership, joint venture, trust, employee benefit plan or otherwise enterprise in any capacity, against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees, incurred in connection with such action or proceeding, or any appeal therein, provided that no such indemnification shall be made if a judgment or other final adjudication adverse to such person establishes that his or her acts were committed in a bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantages to which he or she was not legally entitled, and provided further that no such indemnification shall be required with respect to any settlement or other nonadjudicated disposition of any threatened or pending action or proceeding unless USL has given its prior consent to such settlement or other disposition.

     Under Article XI, USL shall advance or promptly reimburse, upon request of any person entitled to indemnification, all expenses, including attorneys' fees, reasonably incurred in defending any action or proceeding in advance of its final disposition upon receipt of a written undertaking by or on behalf of such person to repay such amount if such person is ultimately found not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced or reimbursed exceed the amount to which such person is entitled, provided, however, that such person shall cooperate in good faith with any request by USL that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to a actual or potential differing interests between or amount such parties.

     USL agrees under Article XI that it shall not, except by elimination or amendment of the By-Laws, take any corporate action or enter into any agreement which prohibits, or otherwise limits the rights of any person to, indemnification in accordance with the provisions of the By-Laws. The indemnification of any person provided by the By-Laws shall continue after such person has ceased to be a director or officer of USL and shall inure to the benefit of such person's heirs, executors, administrators and legal representatives.

     USL is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of such person pursuant to the By-Laws.

     A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in Article XI of USL's By-Laws shall be entitled to indemnification as authorized by Article XI. Except as provided in the preceding sentence and unless ordered by a court, any indemnification under Article XI shall be made by USL if, and only if, authorized in the specific case:

     (1) By the Board of Directors acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in the first paragraph of Article XI (and which is described in the first paragraph of this Item 28); or

     (2) If such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs;

          (a) By the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the standard of conduct set forth in the first paragraph of Article XI has been met by such director or officer; or

          (b) By the shareholders upon a finding that the directors or officer has met the applicable standard of conduct set forth in such paragraph.

     USL shall make no payments under Article XI until it shall have complied with all provisions then in force of New York Insurance law with respect to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) Registrant's principal underwriter, American General Securities Incorporated, also acts as principal underwriter for American General Life Insurance Company Separate Account A, American General Life Insurance Company Separate Account D, American General Life Insurance Company Separate Account VL-R, American General Life Insurance Company of New York Separate Account E, and The United States Life Insurance Company in the City of New York Separate Account USL VL-R.

  (b) The directors and principal officers of the principal underwriter are:


                                      POSITION AND OFFICES
                                      WITH UNDERWRITER,
NAME AND PRINCIPAL                    AMERICAN GENERAL
BUSINESS ADDRESS                      SECURITIES INCORPORATED
------------------                    -----------------------

F. Paul Kovach, Jr.                   Director, Chairman,
2727 Allen Parkway                    President and Chief Executive
Houston, TX 77019                     Officer

Rodney O. Martin, Jr.                 Director and Vice Chairman
2929 Allen Parkway
Houston, TX 77019

Donald W. Britton                     Director and Assistant
2929 Allen Parkway                    Vice President
Houston, TX 77019

Royce G. Imhoff, II                   Director
2727-A Allen Parkway
Houston, TX 77019

Alice T. Kane                         Director
390 Park Avenue
New York, NY 10022

J. Andrew Kalbaugh                    Vice President - Chief Marketing
2727 Allen Parkway                    Officer
Houston, TX 77019

Sander J. Ressler                     Vice President, Chief Compliance
2727 Allen Parkway                    Officer and Secretary
Houston, TX 77019

Don M. Ward                           Vice President
2727 Allen Parkway
Houston, TX 77019

Lucille S. Martinez                   Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Pauletta P. Cohn                      Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.                Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

D. Lynne Walters                      Assistant Tax Officer
2929 Allen Parkway
Houston, TX 77019

  (c) American General Securities Incorporated is the principal underwriter for Separate Account USL VA-R. The licensed agents who sell the Flexible Payment Variable and Fixed Individual Deferred Annuity Certificates are compensated for such sales by commissions paid by USL. These commissions do not result in any charge to Separate Account USL VA-R or to Certificate Owners, Annuitants or Beneficiaries, as those terms are defined in

      Flexible Payment Variable and Fixed Individual Deferred Annuity Certificates, in addition to the charges described in the prospectuses for such Certificates.

ITEM 30. LOCATION OF RECORDS

      All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Companies at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019.

ITEM 31. MANAGEMENT SERVICES

      Not Applicable.

ITEM 32. UNDERTAKINGS

      The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Certificates may be accepted; B) to include either (1) as part of any application to purchase a Certificate offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can remove to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

      USL represents that the fees and charges deducted under the Contract that is identified as Contract Form No. 98034N and the Certificates that are identified as Certificate Form No. 98033N and comprehended by this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by USL.

                              POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Thomas M. Zurek, Robert F. Herbert, Jr. and Pauletta P. Cohn and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VA-R, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 25th day of April, 2001.


                                    THE UNITED STATES LIFE INSURANCE
                                    COMPANY IN THE CITY OF NEW YORK
                                    SEPARATE ACCOUNT USL VA-R
                                    (Registrant)

                              BY:   THE UNITED STATES LIFE INSURANCE
                                    COMPANY IN THE CITY OF NEW YORK
                                    (On behalf of the Registrant and itself)



                              BY:   /s/  ROBERT F. HERBERT, JR.
                                    ---------------------------
                                      Robert F. Herbert, Jr.
                                      Senior Vice President


[SEAL]



ATTEST: /s/ LAUREN W. JONES
        --------------------
            Lauren W. Jones
            Assistant Secretary

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                        Title                            Date
---------                        -----                            ----



/s/  RODNEY O. MARTIN, JR.       Director, Chairman and           April 25, 2001
--------------------------       Chief Executive Officer
Rodney O. Martin, Jr.



/s/  DAVID L. HERZOG             Director, Executive Vice         April 25, 2001
--------------------             President and Chief Financial
David L. Herzog                  Officer



/s/  WILLIAM A. BACAS            Director                         April 25, 2001
---------------------
William A. Bacas



/s/  RONALD E. BLAYLOCK          Director                         April 25, 2001
-----------------------
Ronald E. Blaylock



/s/  DONALD W. BRITTON           Director                         April 25, 2001
----------------------
Donald W. Britton



/s/  JAMES P. CORCORAN           Director                         April 25, 2001
----------------------
James P. Corcoran



/s/  DAVID J. DIETZ              Director                         April 25, 2001
-------------------
David J. Dietz



/s/  DR. PATRICIA O. EWERS       Director                         April 25, 2001
--------------------------
Dr. Patricia O. Ewers

                                 EXHIBIT INDEX


5(a)(iii)   Specimen form of Application for Certificate, revised May 1, 2001
            (Form No. USL 8771-33 REV 0499).

5(b)(ii)    Specimen form of Generations Service Request, amended May 1, 2001.

10          Consent of Independent Auditors

13(f) Computations of hypothetical historical average annual total returns for the UIF U.S. Real Estate Division available under Certificate Form No 98033N for the one, five and ten year periods ended
            December 31, 2000, and since inception.

13(g) Computations of hypothetical historical total returns for the UIF U.S Real Estate Division available under Certificate Form No. 98033N for the one, five and ten year periods ended December 31, 2000, and since inception.

13(h) Computations of hypothetical historical cumulative total returns for the UIF U.S. Real Estate Division available under Certificate Form No. 98033N for the one, five and ten year periods ended
            December 31, 2000, and since inception.







                                      E-1